UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

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PNM Resources Inc.
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PNM Resources, Inc. Alvarado Square Albuquerque, NM 87158

Notice of Annual Meeting of Shareholders

Tuesday, May 17, 2011

9:00 a.m. Mountain Daylight Time

South Broadway Cultural Center

1025 Broadway SE

Albuquerque, New Mexico

April 5, 2011

Dear Shareholder:

You are cordially invited to attend the Annual Meeting of Shareholders of PNM Resources, Inc.   The meeting will be held on Tuesday, May 17, 2011, at 9:00 a.m. (Mountain Daylight Time), at the South Broadway Cultural Center, 1025 Broadway SE, Albuquerque, New Mexico.  A map to the meeting location is included on the back page of this proxy statement for your reference.  You are entitled to vote all shares of our common stock held by you as of the record date of March 28, 2011.

At the meeting, shareholders are being asked to:

•                  Elect ten (10) directors.

•                  Ratify appointment of Deloitte & Touche LLP as independent public accountants for 2011.

•                  Approve an Amendment to our Performance Equity Plan.

•                  Approve, on an advisory basis, the compensation of our named executive officers (“Say-on-Pay”).

•                  Vote, on an advisory basis, on frequency of future “Say-on-Pay” advisory votes.

•                  Transact any other business properly brought up at the meeting.

The proxy statement and form of proxy were first made available to our shareholders on or about April 5, 2011.  We are pleased to take advantage of the Securities and Exchange Commission rules that allow us to furnish proxy materials to our shareholders on the Internet.  We believe these rules allow us to provide you with the information you need while lowering the costs of delivery and reducing the environmental impact of our Annual Meeting.

Your vote is extremely important.  If you hold shares in “street name” and do not provide specific instructions to your broker, your broker cannot vote on any matter, except the ratification of Deloitte & Touche as our independent accountants.  After reading the proxy statement, please vote so that we can be assured of having a quorum present at the meeting and so your shares may be voted in accordance with your wishes.  Your continued interest in the business of PNM Resources, Inc. is appreciated, and we hope you will be able to attend the Annual Meeting.

Sincerely,

Patricia K. Collawn
President and Chief Executive Officer

i

GLOSSARY OF TERMS USED IN THIS PROXY

Adjusted Cash Earnings

Performance measure calculated for the purpose of determining certain long-term incentive equity and cash awards as described in the CD&A.  Equals the amount of PNMR’s net cash flow from operating activities (as reflected on the Consolidated Statement of Cash Flows) adjusted by the following items:  (1) adding amounts received by PNMR as principal payments on the Palo Verde Nuclear Generating Station lessor notes, (2) adding amounts received by PNMR on Palo Verde Nuclear Generating Station firm-sales contracts, (3) including amounts attributable to PNMR’s 50% share of Optim Energy, LLC cash earnings (net cash flows from operating activities less changes in certain current assets and liabilities), (4) excluding changes in certain of PNMR’s current assets and liabilities, including bad debt expense, (5) excluding the impacts of the Valencia Energy Facility consolidation, (6) excluding the net amount received upon the disposition of certain litigation, and (7) adjustments for certain deferred income tax items.  The Adjusted Cash Earnings levels are not necessarily identical to any earnings outlook or guidance that may be announced by the Company and are structured to ensure that award payments are not artificially inflated or deflated.

Audit Committee	Audit and Ethics Committee of the Board
Annual Meeting	Annual Meeting of PNMR shareholders to be held on May 17, 2011
Board	Board of Directors of PNM Resources, Inc.
BGHRC	Board Governance and Human Resources Committee of the Board
Cascade	Cascade Investment, L.L.C.
CD&A	Compensation Discussion and Analysis beginning on page 41
CEO	Chief Executive Officer
CFO	Chief Financial Officer
Compensation Committee	Compensation and Human Resources Committee of the Board, successor to the BGHRC (along with the Nominating Committee)
COO	Chief Operating Officer
Company, PNMR or PNM Resources	PNM Resources, Inc., trades on the NYSE under the symbol “PNM”
Deloitte & Touche or Deloitte	Deloitte & Touche LLP
Dodd-Frank Act	Dodd-Frank Wall Street Reform and Consumer Protection Act
ESA

PNMR Executive Spending Account Plan, which allows NEOs to receive reimbursement for income tax preparation, financial management and counseling services, estate planning, medical services (e.g., physicals), premiums for life and other insurance, and travel expenses related to medical or financial planning services.

ECJV	ECJV Holdings, LLC
ERCOT	Electric Reliability Council of Texas
ERP	PNMR Employees’ Retirement Plan
ESP	PNMR Executive Savings Plan
ESP II	PNMR Executive Savings Plan II
EVP	Executive Vice President
FASB ASC Topic 718	Financial Accounting Standards Board Accounting Standards Codification Topic 718 (Compensation - Stock Compensation)
FFO/Debt Ratio

Performance measure calculated for the purpose of determining certain short-term and long-term equity and cash incentive awards as described in the CD&A.  Equals PNMR’s funds from operations for the fiscal year ending on December 31, 2010, divided by PNMR’s total debt outstanding (including any long-term leases and unfunded pension plan obligations) as of December 31, 2010.  Funds from operations are equal to the amount of PNMR’s net cash flow from operating activities (as reflected on the

Consolidated Statement of Cash Flows) adjusted by the following items:  (1) adding amounts received by PNMR as principal payments on the Palo Verde Nuclear Generating Station lessor notes, (2) adding amounts received by PNMR on Palo Verde Nuclear Generating Station firm-sales contracts, (3) including amounts attributable to principal payments on imputed debt from long-term leases, (4) excluding changes in certain of PNMR’s current assets and liabilities, including bad debt expense, (5) subtracting taxes paid by PNMR in connection with the sale of certain assets of Public Service Company of New Mexico’s gas division in 2009, (6) excluding the impacts of the Valencia Energy Facility consolidation, (7) adding contributions made to qualified pension plans, (8) excluding the impact of capitalized interest, (9) excluding the net amount received upon the disposition of certain litigation in 2010, and (10) adjustments for certain deferred income tax items in 2010.  The FFO/Debt Ratio levels are not necessarily identical to any earnings outlook or guidance that may be announced by the Company and are structured to ensure that award payments are not artificially inflated or deflated.

Incentive EPS

Adjusted earnings per share performance measure calculated for the purpose of determining awards under the 2010 OIP.  Equals net earnings (loss) attributable to PNMR per common share (as reflected on the Consolidated Statement of Earnings (Loss)) (A) minus (i) $0.06 per share attributable to the disposition of certain litigation, (ii) $0.02 per share attributable to the net change in unrealized impairments of certain securities, (B) plus (x) $1.24 per share attributable to impairment of the equity investment in Optim Energy, (y) $0.19 per share attributable to the mark-to-market impact of economic hedges, and (z) $0.01 per share attributable to the write-down of emission allowances.  The Incentive EPS levels are not necessarily identical to any earnings outlook or guidance that may be announced by the Company and are structured to ensure that award payments are not artificially inflated or deflated.

LTIP or Long-Term Incentive Plan	Long-Term Incentive Plan summary detailing measurements and metrics for a specific plan year within scope of the governing PEP
NACD Survey	Annual survey of director compensation provided by the National Association of Corporate Directors
NEO(s) or named executive officer(s)	Named executive officers of PNMR consisting of the CEO, former CEO, CFO and our three other most highly compensated executive officers
Nominating Committee	Nominating and Governance Committee of the Board, successor to the BGHRC (along with the Compensation Committee)
Notice	Notice of Internet Availability of Proxy Materials
NYSE	New York Stock Exchange
OIP	PNMR 2010 Officer Incentive Plan
Optim Energy	Optim Energy, LLC, formerly known as EnergyCo, LLC
PEP or Performance Equity Plan	PNMR Second Amended and Restated Omnibus Performance Equity Plan
PNM	Public Service Company of New Mexico, wholly owned subsidiary of PNMR
PNM Resources or PNMR	PNM Resources, Inc. and Subsidiaries
PNMR Peer Group	Utility and energy companies comprising PNMR’s executive and director compensation peer group listed on page 27 and page 45
PPSC	Public Policy and Sustainability Committee of the Board
PRM	PRM Consulting Group, the compensation consultant retained by the Compensation Committee
PSP	PNMR Performance Stock Plan (expired in 2000)
Retention Plan	PNMR Officer Retention Plan
RSP	PNMR Retirement Savings Plan, a 401(k) plan
SAR	Stock Appreciation Right, a type of PEP award

SEC	Securities and Exchange Commission
SERP	Supplemental Employee Retirement Agreement
Severance Plan	PNMR Non-Union Severance Pay Plan
SCT	Summary Compensation Table, beginning on page 52
SVP	Senior Vice President
Tax Code	Internal Revenue Code of 1986, as amended
TNMP	Texas-New Mexico Power Company and Subsidiaries
Total Cash Compensation or TCC	Total cash compensation, which consists of the total of base salary, short-term cash incentives, long-term cash incentives, and any other perquisites paid in cash
Total Direct Compensation or TDC	The total base salary, short-term incentives, all long-term incentives (equity grants, performance-based grants, performance cash), and any other perquisites
Total Shareholder Return or TSR

Comparison of the performance of different companies’ shares over time. It combines share price appreciation and dividends paid to show the total return to the shareholder.  TSR = (Priceend - Pricebegin + Dividends) / Pricebegin

Towers Watson U.S. CDB Energy Services Database

Compensation database of over 100 United States Utilities including the PNMR Peer Group that focuses on base salary and total cash compensation (TCC) and the expected value of long-term incentives (TDC)

PNM Resources, Inc.

Proxy Statement for 2011 Annual Meeting of Shareholders

Tuesday, May 17, 2011

SOME QUESTIONS YOU MAY HAVE REGARDING THIS PROXY STATEMENT

Why am I being asked to review these materials?

You are receiving these materials because you hold shares in PNM Resources, Inc. and are entitled to vote at the Annual Meeting.  This proxy statement summarizes the information you need to know to vote at the Annual Meeting.  You do not need to attend the Annual Meeting to vote your shares. Our Board of Directors (“Board”) has made these materials available to you on the Internet or, upon your request, has delivered printed versions of these materials to you by mail.  We made these materials available to shareholders on or about April 5, 2011.  Our shareholders are invited to attend the Annual Meeting and are requested to vote on the proposals described in this proxy statement.  For a complete listing of terms defined and used in this proxy statement, see the Glossary on page ii.

What is included in these materials?

These materials include:

•                  Our proxy statement for the Annual Meeting; and

•                  Our 2010 Annual Report to Shareholders and Annual Report on Form 10-K, which includes our consolidated financial statements.

If you requested printed versions of these materials by mail, these materials also include the proxy card for the Annual Meeting.  Proxy materials are available at:

www.proxyvote.com and http://www.pnmresources.com/asm/annual-proxy.cfm.

Why did I receive a one-page notice in the mail regarding Internet availability of proxy materials this year instead of a full set of proxy materials?

Pursuant to rules adopted by the Securities and Exchange Commission (“SEC”), we have elected to provide access to our proxy materials over the Internet.  Accordingly, we are sending a Notice of Internet Availability of Proxy Materials (the “Notice”) to our shareholders of record and beneficial owners.  All shareholders will have the ability to access the proxy materials on the website referred to in the Notice or request to receive a printed set of the proxy materials.  The Notice includes instructions on how to access the proxy materials over the Internet or how to request a printed copy.  The Notice is not a ballot proxy card and cannot be used to vote your shares.  Pursuant to applicable law, beneficial owners of shares held in the RSP (our 401(k) plan for employees) will automatically receive paper copies of the proxy materials by mail instead of the Notice.

Who may vote at the Annual Meeting?

You may vote all of the shares of our common stock that you own at the close of business on March 28, 2011, the record date.  On the record date, PNM Resources had 86,673,174 shares of common stock outstanding and entitled to be voted on at the Annual Meeting.  You may cast one vote for each share of common stock held by you on all matters presented at the Annual Meeting.

We also have outstanding 477,800 shares of Convertible Preferred Stock, Series A (“preferred stock”), which are entitled to vote together with the holders of common stock on all matters which are voted upon by our shareholders, except the election of directors.  Each share of preferred stock is entitled to 10 votes at the Annual Meeting because each share of preferred stock is convertible into 10 shares of common stock, subject to certain anti-dilution adjustments.

What proposals will be voted on at the Annual Meeting?

The following five proposals will be considered and voted on at the Annual Meeting:

Proposal 1 — Elect Ten Directors

All directors are elected on an annual basis.  Thus, ten current members of the Board are seeking election for one-year terms at this year’s Annual Meeting.  The Board recommends:

Adelmo E. Archuleta Patricia K. Collawn Julie A. Dobson Robert R. Nordhaus	Manuel T. Pacheco Bonnie S. Reitz Donald K. Schwanz	Jeffry E. Sterba Bruce W. Wilkinson Joan B. Woodard

for election to the Board at the Annual Meeting.  Detailed information about these nominees is provided beginning on page 10.

If a nominee becomes unavailable for election, proxy holders will vote for another nominee proposed by the Board or the seat will remain vacant until the Board proposes another nominee.

Proposal 2 — Ratify Appointment of Independent Public Accountants

The Audit and Ethics Committee of the Board (“Audit Committee”), which is comprised entirely of independent non-employee directors, selects and hires the independent registered public accountant, subject to ratification by the Company’s shareholders, to audit the Company’s financial records.  The Audit Committee has selected Deloitte & Touche to audit the Company’s consolidated financial statements for the fiscal year beginning January 1, 2011.

Representatives of Deloitte & Touche will attend the Annual Meeting, where they will have the opportunity to answer questions.  If shareholders fail to ratify the appointment of Deloitte & Touche, the Audit Committee will consider other auditors for 2012.  However, because of the difficulty in making any substitution of auditors so long after the beginning of the current year, the appointment of Deloitte & Touche will stand unless the Audit Committee determines there is a compelling reason for a change.

Proposal 3 — Approve an Amendment to our Performance Equity Plan

The Board is asking shareholders to approve amending the current PNM Resources, Inc. Second Amended and Restated Omnibus Performance Equity Plan (the “PEP” or “Performance Equity Plan”) to increase the limit on shares that may be subject to restricted stock, restricted stock rights, performance share and performance unit awards under the PEP by 1,680,000 shares.  This increase will change the sublimit from the current 1,560,000 shares (469,910 of which are currently unallocated) to 3,240,000 shares (enabling 2,149,910 shares to be allocated going forward).  Currently, there are a total of 12,343,000 shares of our common stock authorized for issuance under the PEP, but only 1,560,000 shares may be subject to restricted stock, restricted stock rights, performance share and performance unit awards.  The proposed amendment will give the Board more flexibility to determine how to allocate the remaining authorized shares among the various types of full-value and stock appreciation equity awards available under the PEP.  The Amendment makes two additional best practice changes by adding a definition of repricing (which is prohibited without shareholder approval) and by prohibiting any transfer of an award for value or consideration.

Proposal 4 - Advisory Vote on Compensation of Named Executive Officers

Shareholders will be given the opportunity to vote on the following advisory resolution (commonly referred to as “Say-on-Pay”):

RESOLVED, that the shareholders of PNM Resources, Inc. approve, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed in the PNM Resources,

Inc. 2011 proxy statement pursuant to the compensation disclosure rules of the SEC (which disclosure includes the Compensation Discussion and Analysis section, the compensation tables and the accompanying footnotes and narratives within the Executive Compensation section of the proxy statement).

The Compensation Committee will consider the outcome of this advisory vote when making future executive compensation decisions.

Proposal 5 — Advisory Vote on Frequency of Future “Say-on-Pay” Advisory Votes

Shareholders will be given the opportunity to vote on the following advisory resolution:

RESOLVED, that shareholders shall be given the opportunity to vote on an advisory resolution regarding the compensation of the Company’s named executive officers (vote for one alternative only):

•      every year;

•      every two years;

•      every three years; or

•      abstain from voting on this matter.

The Board will consider the outcome of this advisory vote along with other factors when making its decision about the frequency of future shareholder advisory votes on the compensation of our NEOs.

What are our Board of Directors’ Voting Recommendations?

Our Board unanimously recommends that you vote your shares “For” each of the nominees to the Board, “For” the ratification of the appointment of Deloitte & Touche, “For” the amendment to the PEP, “For” the resolution approving the compensation of our named executive officers as disclosed in the Compensation Discussion and Analysis section of this proxy statement, and “For” holding future Say-on-Pay advisory votes on NEO compensation every year.

How do I vote my shares?

For your convenience, we have established four easy methods for voting shares held in your name:

By Internet:

Access www.proxyvote.com and follow the instructions.

(You will need the control number on your Notice or on the requested paper proxy card to vote your shares.)

NOTE:  There is a different Internet address for shares held in the 401(k) plan.  Access www.proxyvote.com.

Shareholders voting through the Internet should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies that must be paid by the shareholder.

By Telephone:

For automated telephone voting, call 1-800-690-6903 (toll free) from any touch-tone telephone and follow the instructions.

(You will need the control number on your Notice or on the requested paper proxy card to vote your shares.)

By Mail:	Request delivery of the proxy statement and proxy card by mail and then simply return your executed proxy card in the enclosed postage-paid envelope.

In Person:	You can attend and cast your vote at the Annual Meeting.

Your shares will be voted in the manner you indicate.  Holders of our preferred stock may only vote in person or by faxing the completed paper proxy card pursuant to the instructions on the proxy card for the preferred stock.

What is a proxy?

A proxy is your legal designation of another person (the “proxy”) to vote on your behalf.  By voting by telephone or the Internet, or by completing and mailing a printed proxy card, you are giving the proxy committee (A. E. Archuleta, J. A. Dobson, R. R. Nordhaus) appointed by the Board the authority to vote your shares in the manner you indicate.  If you are a shareholder of record and sign and return your proxy card without indicating how you want your shares to be voted, or if you vote by telephone or Internet in accordance with the Board of Directors’ voting recommendations, the proxy committee will vote your shares as follows:

•                  FOR the election of the directors nominated;

•                  FOR ratification of the appointment of Deloitte & Touche as independent public accountants for 2011;

•                  FOR the approval of an amendment to our PEP;

•                  FOR the resolution approving the compensation of our NEOs as disclosed in this proxy statement; and

•                  FOR holding future Say-on-Pay advisory votes on NEO compensation every year.

If you hold your shares in “street name” and do not provide specific voting instructions to your broker, a “broker non-vote” will result with respect to Proposals 1, 3, 4 and 5.  More information about the implications of holding your shares in street name and broker non-votes is set forth below.

What is the difference between a “shareholder of record” and a “street name” holder?

These terms describe how your shares are held. If your shares are registered directly in your name with BNY Mellon Shareowner Services, the Company’s transfer agent, you are a “shareholder of record” with respect to those shares and the Notice was sent directly to you by PNM Resources.

If your shares are held in the name of a brokerage, bank, trust or other nominee as a custodian, you are a “street name” holder, and the Notice was forwarded to you by that organization.  As a beneficial owner, you have the right to direct that organization on how to vote the shares held in your account.

Can I change my vote or revoke my proxy?

Yes.  Any subsequent vote by any means will change your prior vote.  The last vote actually received before the Annual Meeting will be the one counted.  You may also revoke your proxy by voting in person at the Annual Meeting.

What happens if additional matters are presented at the Annual Meeting?

The Board knows of no other business to be conducted at the Annual Meeting other than those discussed in this proxy statement.  If any other matter is properly presented, the proxy committee will vote on the matter in accordance with its judgment.  Shareholders attending the meeting will directly vote on those matters.

Why did I receive more than one proxy card or Notice?

You will receive multiple proxy cards or Notices if you hold your shares in different ways (e.g., joint tenancy, trusts, custodial accounts) or in multiple accounts.  Each Notice and proxy card that you receive will contain a specific “control number” with the relevant information to vote the specific shares at issue.  Note that the proxy card or Notice for shares registered in your name will include any shares you may hold in the PNMR Direct Plan, a dividend reinvestment and stock purchase plan.  If your shares are held by a broker (i.e., in “street name”), you will receive a Notice on how to obtain your proxy materials and vote from your broker.  You should vote according to the instructions on each Notice you receive and vote on, sign and return each proxy card you receive.

How do I vote my RSP shares?

If you participate in the RSP, our 401(k) plan for our employees, and shares have been allocated to your account under the PNMR Stock Fund investment option, then you will receive a separate vote authorization form and supplemental materials on voting instructions for these shares from the PNMR Corporate Investment Committee.  Thus, if you have shares allocated to your RSP account, you will need to vote your RSP shares with the RSP vote authorization form.  If you participate in the RSP, you will receive the proxy statement and RSP voting materials by mail.

What constitutes a quorum and why is a quorum required?

A quorum of shareholders is necessary to conduct business at the Annual Meeting. If at least a majority of all of the PNM Resources common stock and preferred stock outstanding on the record date is represented at the Annual Meeting, in person or by proxy (by voting by telephone or on the Internet or by properly submitting a proxy card or voting instruction form by mail), a quorum will exist.  Abstentions, withheld votes, and broker non-votes will be counted as present for quorum purposes.

What vote is required to approve each proposal?

A quorum and the affirmative vote of the holders of a majority of the shares of PNM Resources common stock present, in person or by proxy, and entitled to vote at the Annual Meeting are required to elect directors.  A quorum and the affirmative vote of a majority of the shares of our common stock and preferred stock, voting together as a single class, are required to ratify the appointment of independent public accountants, and approve the amendment to the PEP.  The shareholder advisory votes on the compensation of our named executive officers and the frequency of future “Say-on-Pay” advisory votes will not be binding upon PNM Resources, the Board, or any committee of the Board, although the results of such advisory votes will be considered by the Board and the Compensation Committee, respectively, in making future decisions.   Abstentions and withheld votes will have the effect of a vote against these matters, while broker non-votes will not be counted in calculating voting results on these matters.

Further, in order to satisfy the requirements of New Mexico law relating to director conflict of interest transactions, shares owned by or voted under the control of our directors are not entitled to be counted in the vote on Proposal 3 concerning approval of the amendment to the PEP.

What happens if I don’t give my broker voting instructions for my “street name” shares?

If you do not give your broker voting instructions, your brokerage firm may only vote your “street name” shares on certain “routine” matters.   When a brokerage firm votes its customers’ unvoted shares on routine matters, these shares are counted to determine if a quorum exists to conduct business at the meeting.  Ratification of the appointment of Deloitte & Touche as independent public accountants for 2011 is considered the only routine matter for which brokerage firms may vote your shares without your voting instructions.

What is a broker non-vote?

A broker non-vote occurs when a broker is not permitted under NYSE rules to vote on a “non-routine” matter without instructions from the beneficial owner of the shares and no instruction is given.  “Non-routine” matters include the election of directors, actions relating to equity compensation plans and actions relating to executive compensation (including Say-on-Pay shareholder advisory votes).  Thus, your “street name” shares cannot be voted on Proposals 1, 3, 4 or 5 without receipt of your voting instructions.

We encourage you to provide instructions to your broker by giving your proxy.  This ensures that your shares will be voted in accordance with your wishes on all matters at the Annual Meeting.

How are votes withheld, abstentions and broker non-votes treated?

Votes withheld and abstentions are deemed as “present” at the Annual Meeting, are counted for quorum purposes, and will have the same effect as a vote against the matter.  Broker non-votes, if any, while counted for general quorum purposes, are not deemed to be “present” with respect to any matter for which a broker does not have authority to vote.

Who may attend the Annual Meeting?

Admission tickets will be distributed at the registration tables in the lobby of the South Broadway Cultural Center prior to the Annual Meeting.  Attendance is limited to shareholders of record on March 28, 2011.  If your shares are held in the name of your broker, bank, or other nominee, please bring an account statement or letter from the nominee indicating that you are the beneficial owner of the shares as of the record date.

Can I vote my shares in person at the Annual Meeting?

If you are a “shareholder of record,” you may vote your shares in person at the Annual Meeting.  If you hold your shares in “street name,” you must obtain a proxy from your broker, banker, trustee or nominee, giving you the right to vote the shares at the Annual Meeting.

Who pays the cost of this proxy solicitation?

The enclosed proxy is being solicited on behalf of PNM Resources’ Board of Directors.  This solicitation is being made by mail, but also may be made in person, by telephone or via the Internet.  The Company has hired Georgeson Shareholder Communications, Inc., to assist in the solicitation for an estimated fee of $8,000 plus any out-of-pocket expenses.  PNM Resources will pay all costs related to solicitation.  Broadridge Investor Communications Solutions, Inc. is tabulating the vote.

Is this proxy statement the only way that proxies are being solicited?

No.  As stated above, the Company has retained Georgeson Shareholder Communications, Inc., to aid in the solicitation of proxies. In addition to mailing these proxy materials, certain directors, officers or employees of the Company may solicit proxies by telephone, facsimile, e-mail or personal contact. They will not be specifically compensated for doing so.

Where can I find voting results of the Annual Meeting?

Preliminary voting results will be disclosed in a Current Report on Form 8-K within four business days after the date of the Annual Meeting, and final voting results will be disclosed in an amended Form 8-K within four business days after the final voting results are known.  Such results will also be published on our website at www.pnmresources.com.

Whom should I call with other questions?

If you have any further questions about voting your shares or attending the Annual Meeting, please call our Shareholder Services at 1-505-241-2868.

INTRODUCTION

PNM Resources is an investor-owned holding company of energy and energy-related businesses.  Its headquarters are in Albuquerque, New Mexico, and it trades on the NYSE under the symbol “PNM.”

GOVERNANCE

In recognition of the importance of governance to the proper management of the Company, the Board has organized the various governance policies adopted and practiced over the years into a consolidated Corporate Governance Principles document so that investors, employees, customers, regulators and the community may be aware of the policies followed by the Company.  These principles have been approved by the full Board after analysis of policy considerations and peer benchmarks.  With the goal of incorporating evolving best corporate governance principles, the Board requires the Nominating and Governance Committee (“Nominating Committee”) to review the principles at least annually and recommend changes from time-to-time for consideration and adoption by the full Board.

The Corporate Governance Principles document is attached as Appendix A, and can also be found on PNM Resources’ website at www.pnmresources.com.  The principles document sets forth key practices and addresses the following:

• Responsibilities of the Board • Process for Director Nominations • Director Qualifications • Director Independence • Planning/Oversight Functions	• Stock Ownership Guidelines • Director Service • Director Compensation • Leadership Structure

CODE OF ETHICS

The Company has adopted a code of ethics, Do the Right Thing-Principles of Business Conduct, which applies to all directors, officers (including the principal executive officer, principal financial officer and principal accounting officer) and employees.  Do the Right Thing is available in print to any shareholder who requests it by writing to the Ethics and Governance Department, PNM Resources, Inc., Alvarado Square, MS-2850, Albuquerque New Mexico 87158.  Do the Right Thing is also available on our website at www.pnmresources.com.  The Company will post amendments to or waivers from its code of ethics (to the extent applicable to the Company’s executive officers and directors) at this location on its website.

Concerns relating to financial statement disclosures, accounting, internal accounting controls, or auditing matters, and other matters involving violations of law are handled in accordance with the complaint procedures, adopted by the Audit Committee, that are posted on the Company’s website at www.pnmresources.com. The Company also established an anonymous/confidential hotline through which employees and others may report concerns about the Company’s business practices.

OTHER GOVERNANCE POLICIES

Leadership Structure

We believe the Company and its shareholders are best served by a Board that has the flexibility to establish a leadership structure that fits the needs of the Company at a particular point in time. Under the Company’s Corporate Governance Principles and bylaws, the Board has the authority to combine or separate the positions of Chairman and Chief Executive Officer (“CEO”), as well as to determine whether, if the positions are separated, the Chairman should be an employee, non-employee, or an independent director.

The Board has addressed the question of whether to separate the offices of Chairman and CEO on several occasions and has reached different determinations, based on its conclusions of what was in the best interests of the Company and its shareholders at the time.  The Board has separated the two offices on four different occasions since the late 1980s.  Most recently, upon the retirement of Mr. Jeffry E. Sterba, the Board separated the two offices again effective March 1, 2010. The Board believes that it should retain the flexibility to make a judgment regarding its leadership structure.  Currently, the Board believes that separating the two offices allows the Board to retain Mr. Sterba as the best qualified person to serve as Chairman of the Board and to appoint Ms. Patricia K. Collawn as the best qualified person to serve as CEO.

Even though Mr. Sterba’s long employment history with the Company disqualifies him as serving as an independent chair, the Company already has policies and practices in place to provide independent oversight of management and the Company’s strategy. The Board currently includes eight non-management directors among its ten members, all of whom qualify as independent under applicable NYSE listing standards.  As discussed below on page 17, the Board routinely holds executive sessions at which only non-management directors are present, and, each year, the non-management directors select a lead independent director responsible for facilitating and chairing the non-management directors meetings scheduled for that year.

Board committees provide additional oversight of management and each committee is presently composed entirely of independent directors.

Board’s Role in Risk Oversight

PNM Resources’ management is responsible for managing risk and bringing the most material risks facing the Company to the Board’s attention.  The Board has oversight responsibility for the processes established to report and monitor material risks applicable to the Company.  Throughout the year, the Board reviews briefing materials developed through the Company’s enterprise risk management program regarding the potential significant risks facing the Company.  In 2009, each significant risk was assigned to a Board committee with a responsible reporting officer.  In 2010, the Board determined that it would oversee these risks.  The strategic scope of the Company’s most significant risks motivated the transition of the oversight to the full Board, with all its experience and expertise, in order to facilitate more effective integrated risk and strategy oversight.

In addition to oversight of strategic risks, the Board oversees the appropriate allocation of responsibility for oversight of specific risks among the committees of the Board.  Over the past several years, Board committees have played an important role in risk oversight.  For example, the Finance Committee reviews and recommends to the full Board the Company’s capital structure and oversees the Company’s management of risks associated with capital availability and costs thereof.  In addition, the Finance Committee monitors the execution of the Company’s supply, sales, and financial hedging programs.  The Audit Committee plays a central role in overseeing the integrity of the Company’s financial statements and reviewing and approving the performance of the Company’s internal audit function and independent accountants.  The Nominating Committee considers risks related to succession planning.  The Compensation Committee considers risks related to the attraction and retention of talent, risks related to the design of compensation programs and arrangements, and monitors the design and administration of the Company’s overall incentive programs to ensure that they incentivize strong individual and group performance and include appropriate safeguards to avoid unintended or excessive risk-taking by Company employees.

The Board does not believe that its leadership structure (i.e. whether it may combine the Chairman and CEO roles in the future) affects its ability to effectively oversee risk management because a majority of the Board is comprised of independent directors and each committee is comprised entirely of non-management independent directors.

Equity Compensation Awards Policy

The Board adopted the Stock Option Grant Policy (now known as the “Equity Compensation Awards Policy”) on December 4, 2006, to govern the granting of all forms of equity compensation.  The policy was amended in February 2007, to set forth additional good governance procedures for making equity awards when the regular schedule for the grant of equity compensation falls within a black-out period for trading in the Company’s securities under PNM Resources’ Insider Trading Policy.  The Stock Option Grant Policy was amended in February 2011 to rename it the Equity Compensation Awards Policy, to better reflect all forms of equity awards, including restricted stock and performance share awards.  The Equity Compensation Awards Policy is attached as Appendix B, and can also be found on our website at www.pnmresources.com.

The Company conducts an annual review of equity compensation awards to ensure compliance with the requirements of the Equity Compensation Awards Policy.

Related Person Transactions Policy

On February 13, 2007, the Board approved the “Policy and Procedures Governing Related Party Transactions,” attached as Appendix C to this proxy statement, and posted on our website at www.pnmresources.com.  The policy provides that all transactions with executive officers, directors or greater than 5% shareholders or any immediate family member of any of the foregoing where the aggregate amount involved is expected to exceed $120,000 per year, are subject to pre-approval or ratification by the Nominating Committee, or by the Board or another committee in the normal fulfillment of their respective charters and responsibilities. In determining whether to approve such transactions, the Nominating Committee will consider, among other factors, the extent of the related person’s interest in the transaction; the availability of other sources of comparable products or services; whether the terms are no less favorable than terms generally available in unaffiliated transactions under like circumstances; the benefit to the Company; and the aggregate value of the transaction at issue.  For a discussion of 2010 related person transactions approved under this policy, please see pages 24-25 of this proxy statement under the caption “Related Person Transactions.”

PROPOSAL 1:  ELECT TEN DIRECTORS (PROPOSAL 1 ON YOUR PROXY CARD)

General Information

All ten members of the Board are seeking election for one-year terms at this year’s Annual Meeting.  There are no vacancies as the Board fixed the number of directors at ten, effective March 1, 2010.

Our Chairman, Mr. Sterba, retired as our CEO on March 1, 2010 and became CEO of American Water Works on August 16, 2010.

The Director Service Policy provides that directors who undergo a significant change in their business or professional career are required to submit a letter of resignation to the Chair of the Nominating Committee.  The Board, in its discretion, is then to determine whether or when to accept the resignation.  The Board is recommending that Mr. Sterba be elected to serve an additional one-year term because the Board believes it is in the best interests of the Company to continue to receive Mr. Sterba’s assistance and support on strategic and public policy issues.  In accordance with the Director Service Policy, Mr. Sterba submitted a letter of resignation to the Board, which the Board may accept at such time as the Board, in its discretion, deems advisable.  Assuming his re-election to the Board, there is no current expectation that Mr. Sterba’s resignation will be accepted by the Board during the upcoming year.

No third party fees were paid in 2010 for identifying Board candidates.

Each nominee has consented to being nominated and to serve if elected. In the unlikely event that any nominee becomes unable to serve for any reason, the proxies will be voted for a substitute nominee selected by the Board upon the recommendation of the Nominating Committee.  Alternatively, the seat will remain vacant if a substitute nominee is not selected prior to the Annual Meeting.

As discussed below on page 16, under the “Director Independence” section, eight of the ten director nominees are independent directors.  Biographical information including a brief description of the specific relevant qualifications and attributes regarding each nominee is noted below.  The age of each director is as of April 5, 2011.

DIRECTORS NOMINATED THIS YEAR — TERM EXPIRING IN 2011

Adelmo E. Archuleta

Director since July 15, 2003

President and Owner, Molzen-Corbin & Associates, Inc., a New Mexico consulting engineering and architecture firm, since 1982

Mr. Archuleta, age 60, is a resident of Albuquerque, New Mexico, and holds a Master’s degree in Civil Engineering from New Mexico State University.  He joined Molzen-Corbin & Associates in 1975, and has led the firm as its President and Chief Executive Officer since 1982.  Other directorships include:  the Bank of Albuquerque; Presbyterian Healthcare Services; New Mexico Mutual Casualty, and the Greater Albuquerque Chamber of Commerce. Mr. Archuleta currently serves as Chair of the Nominating and Governance Committee and is a member of the Finance Committee.

Specific Qualifications / Attributes:

•      CEO experience

•      Engineering background and experience

•      New Mexico candidate

•      Community engagement

•      Business background and experience

Patricia K. Collawn

Director since March 1, 2010

President and CEO, PNM Resources, Inc., since 3/1/10

President and Chief Operating Officer, PNM Resources, Inc., 8/08-2/10

Utilities President, PNM Resources, Inc., 2007-2008

President and CEO, Public Service Company of Colorado, 2005-2007

President, Customer and Field Operations,  Xcel Energy, 7/03-10/05

President of Retail Services, Xcel Energy, 3/01-7/03

Vice President of Marketing and Sales, Xcel Energy, 8/00-3/01

Vice President of Marketing, New Century Energies, 1999-2000

Ms. Collawn, age 52, is a resident of Albuquerque, New Mexico, and is President and CEO of PNM Resources, PNM and TNMP.  She holds an MBA from Harvard University.  Ms. Collawn joined PNMR in June 2007 as Utilities President and she became PNMR’s President and Chief Operating Officer in August 2008.  In March 2010, she became President and CEO.  Ms. Collawn has more than 19 years of utility experience.  Other directorships in addition to various Company subsidiaries include: CTS Corporation, for which she serves on the nominating and governance committee, and is the chair of the compensation committee; the Greater Albuquerque Chamber of Commerce (chair); and United Way of Central New Mexico (chair-elect).

Specific Qualifications / Attributes:

•                  CEO and COO experience

•                  Business background and experience

•                  Extensive utility and energy industry expertise and leadership

•                  Federal electric, natural gas and environmental regulatory experience

Julie A. Dobson

Director since July 16, 2002

Chairman, TeleBright Corp., a telecommunications decision-support technology company, since 2002

Chief Operating Officer, TeleCorp PCS, 1998-2002

Ms. Dobson, age 54, is a resident of Potomac, Maryland, and was Chief Operating Officer and one of the founding principals of TeleCorp PCS, a wireless/mobile phone company serving more than a million customers when sold to AT&T Wireless.  A 1978 William & Mary graduate, she earned an MBA in Finance at the University of Pittsburgh the following year before beginning a long career in what became Verizon, starting in sales with Bell of Pennsylvania, and concluding as president of one of the company’s non-regulated businesses, Bell Atlantic Mobile (New York).  Other directorships include:  The American Water Works Company, Voorhees, New Jersey, where she serves on the compensation committee and on the nominating committee; and Safeguard Scientifics, Inc., Wayne, Pennsylvania, for which she serves as chair of the compensation committee and is a member of the nominating and governance committee.  Prior committee memberships at Safeguard Scientifics, Inc. include the audit committee and the corporate governance committee. She previously served as non-executive chairman and director of LCCI, McLean, Virginia.  Ms. Dobson currently serves as Chair of the Audit and Ethics Committee and is a member of the Compensation and Human Resources Committee.  The Board of Directors has determined that Ms. Dobson qualifies as an “audit committee financial expert” as defined by the SEC regulations.

Specific Qualifications / Attributes:

•                  CFO and COO experience

•                  “Financial expert” under SEC regulations

•                  Finance educational background

•                  Technology background

•                  Business background and experience in regulated and non-regulated corporations

Robert R. Nordhaus

Director since September 18, 2007

Member, Van Ness, Feldman, P.C., Attorneys at Law, since 1997

Mr. Nordhaus, age 74, is a resident of Washington, DC, and is a member of Van Ness, Feldman, P.C., Attorneys at Law.  Mr. Nordhaus served as General Counsel of the Federal Energy Regulatory Commission from 1977 to 1980, and practiced with the firm from 1981 to 1993, when he was appointed General Counsel of the Department of Energy by President Clinton. He rejoined the firm in 1997.  Mr. Nordhaus is a 1960 graduate of Stanford University, and a 1963 graduate of Yale Law School.  Mr. Nordhaus currently serves as a member of the Audit and Ethics Committee and the Nominating and Governance Committee.

Specific Qualifications / Attributes:

•                  Extensive utility and energy industry legal expertise and leadership

•                  Federal electric, natural gas and environmental regulatory experience

Manuel T. Pacheco, Ph.D.

Director since November 20, 2001

Interim President, New Mexico State University, 6/09-1/10

Interim President, Highlands University, 7/06-1/07

President Emeritus, University of Missouri System, 1997-2003

Dr. Pacheco, age 69, is a resident of Phoenix, Arizona, and served as Interim President of New Mexico State University, Las Cruces, New Mexico, from June 2009 to January 2010; and as Interim President of New Mexico Highlands University, Las Vegas, New Mexico, from July 2006 to January 2007.  He retired in 2003 as the President of the University of Missouri System.  From 1984 to 1997, he served as President of various universities, including the University of Arizona and the University of Houston. He holds a Doctorate degree in Foreign Language Education.  Dr. Pacheco currently serves as a member of the Audit and Ethics Committee and the Compensation and Human Resources Committee.

Specific Qualifications / Attributes:

•                  Board experience

•                  New Mexico native

•                  Leadership background and experience

•                  Academic background

Bonnie S. Reitz

Director since July 16, 2002

Owner, InsideOut…Culture to Customer, since 3/03

President, EOS Airlines, 4/05-8/05

Senior Vice President, Sales and Distribution, Continental Airlines, Inc., 1994-2003

Ms. Reitz, age 58, is a resident of St. Petersburg, Florida, and is the owner/founder of InsideOut…Culture to Customer, a business consulting company.  Ms. Reitz was President of EOS Airlines from April to August 2005.  Ms. Reitz retired in 2003, as Senior Vice President for Sales and Distribution of Continental Airlines.  Ms. Reitz is a 1974 Purdue graduate and began her career in the airline industry in 1977.  Other directorships include: Former Express Jet Holdings of Houston, Texas, which was sold to Atlantic Southeast Airlines on November 12, 2010, for which she served on the compensation committee and the corporate governance committee; the local and national organizations of Dress for Success; and Farelogix, a provider of low-cost, multi-source distribution and independent faring technology to the global travel industry.  Ms. Reitz currently serves as a member of the Finance Committee and the Nominating and Governance Committee.

Specific Qualifications / Attributes:

•            Customer service and delivery systems expertise

•            Marketing background and experience

•            Airline distribution expertise

•            Business consulting background

•            Regulated industry (travel industry) experience

Donald K. Schwanz

Director since July 29, 2008

Chairman and CEO, CTS Corporation, 2002-2007

CEO, CTS Corporation, 2001-2007

COO, CTS Corporation, 1/01-9/01

Honeywell, 1979-2000

Mr. Schwanz, age 66, is a resident of Scottsdale, Arizona, and is retired Chairman and CEO of CTS Corporation, a global manufacturer of electronic components and sensors and a provider of electronic manufacturing services. Mr. Schwanz held various management and senior executive roles at Honeywell from 1979 to 2000, where he last served as President of the Industrial Controls Business.  He graduated from Massachusetts Institute of Technology with a Bachelor’s degree in Mechanical Engineering, and he earned an MBA in General Management from Harvard Graduate School of Business in 1968. Other directorships include: Multi-Fineline Electronix, Inc. (MFLEX), where he currently serves as chair, compensation committee, and is a member of the audit committee.  Mr. Schwanz currently serves as Chair of the Finance Committee and is a member of the Compensation and Human Resources Committee.

Specific Qualifications / Attributes:

•                   CEO experience

•                   Board and Board Chairman experience

•                   Regulatory environment experience

•                   Technology and innovation experience

Jeffry E. Sterba

Director since March 7, 2000

Chief Executive Officer, American Water Works, Inc., 8/16/10-Present

Chairman of the PNM Resources, Inc. Board of Directors, since 3/1/10

Chairman and CEO, PNM Resources, Inc., 8/11/08-3/1/10

Chairman, President and CEO, PNM Resources, Inc., 2000-8/11/08

Executive Vice President, USEC, 1999-2000

Executive Vice President and Chief Operating Officer, PNM, 1997-1999

Mr. Sterba, age 56, is a resident of Keswick, Virginia, and is Chief Executive Officer of American Water Works, Inc., the largest investor-owned U.S. water and wastewater utility company, headquartered in Vorhees, New Jersey.  Mr. Sterba retired from PNM Resources on March 1, 2010, and is currently Chairman of the Board of PNM Resources.  Mr. Sterba became President of PNM on March 6, 2000, became President and CEO of PNM on June 6, 2000, and was elected Chairman of the Board of the Company on October 1, 2000.  Previously, Mr. Sterba served as Executive Vice President of USEC, Inc., from January 1999 to February 2000.  Before joining USEC in January 1999, Mr. Sterba was Executive Vice President and Chief Operating Officer of PNM overseeing all of its business units.  During his previous years at the Company, Mr. Sterba held various executive positions and was responsible for bulk power services, corporate strategy and asset restructuring, retail electric and water services, and electric business development and finance.  Other directorships include: American Water Works, Inc.; Meridian Institute; and Optim Energy, LLC.

Specific Qualifications /Attributes:

•             Extensive Board experience, including Board Chairman

•             CEO Experience

•             Extensive utility and energy industry expertise and leadership

•             Extensive electric, natural gas and environmental regulatory experience

Bruce W. Wilkinson

Director since May 18, 2010

Retired Chairman and Chief Executive Officer McDermott International, Inc. , 2000-2008

Mr. Wilkinson, age 66, served as President and Chief Operating Officer from May 2000 to July 2000, and as Chairman and Chief Executive Officer of McDermott International, Inc., an energy services company, from August 2000 until his retirement in September 2008.  He was a Principal of Pinnacle Equity Partners, L.L.C., a private equity group, from May 1999 to April 2000; Chairman and Chief Executive Officer of Chemical Logistics Corporation, a company formed to consolidate chemical distribution companies, from April 1998 to April 1999; President and Chief Executive Officer of Tyler Corporation (a diversified manufacturing and service company) from April 1997 to October 1997; Interim President and Chief Executive Officer of Proler International, Inc. (a ferrous metals recycling company) from July 1996 to December 1996; and Chairman and Chief Executive Officer of CRSS, Inc. (a global engineering and construction services company) from October 1989 to March 1996.  Mr. Wilkinson has a B.A and J.D. from the University of Oklahoma and an LLM from the University of London.  Other directorships include:  Director of Cameron International Corporation (formerly, Cooper Cameron Corp.), since 2002;  Trustee of the University of St. Thomas in Houston, Texas; and Trustee of Duchesne Academy of the Sacred Heart in Houston.  Mr. Wilkinson currently serves as a member of the Audit and Ethics Committee and the Finance Committee. The Board of Directors has determined that Mr. Wilkinson qualifies as an “audit committee financial expert” as defined by the SEC regulations.

Specific Qualifications /Attributes:

•            Board Chairman and CEO experience

•            “Financial expert” under SEC regulations

•            Extensive business background and experience

•            Energy and power industry experience

•            Engineering and construction experience

Joan B. Woodard, Ph.D.

Director since July 15, 2003

Consultant, 2010-Present

Sandia National Laboratories

Executive Vice President & Deputy Director of National Security Programs, 2005-2010

Executive Vice President & Chief Operating Officer, 1999-2005

Dr. Woodard, age 58, is a resident of Albuquerque, New Mexico, and retired in 2010 from Sandia National Laboratories as Executive Vice President and Deputy Director.  She served as the Chief Operating Officer from 1999 to 2005.  During her 36-year career at Sandia National Laboratories she led the energy technology development programs as well as the national security programs.  She holds a Doctorate degree in Mechanical Engineering from the University of California Berkeley and Masters in Engineering Economics from Stanford.  Other directorships include:  Missouri University of Science & Technology Board of Trustees, (chair-elect); Bosque School Board of Trustees; and the New Mexico Women’s Forum, (treasurer).  Dr. Woodard currently serves as the Chair of the Compensation and Human Resources Committee and is a member of the Nominating and Governance Committee, and serves as the lead independent director of the non-management directors’ meetings.

Specific Qualifications/Attributes:

•                  Board experience

•                  COO experience

•                  Energy technology and industry experience

•                  New Mexico candidate

The Board of Directors unanimously recommends a vote FOR each director nominee.

DIRECTOR INDEPENDENCE

In accordance with the Company’s Corporate Governance Principles, the Board has affirmatively determined that all of the directors, except Patricia K. Collawn and Jeffry E. Sterba, are independent of PNM Resources and its management.  Ms. Collawn is considered an inside director because of her employment as the President and CEO of the Company.  Mr. Sterba is not considered to be independent because he was employed as CEO of the Company until March 1, 2010.  Donald K. Schwanz joined the Board on July 29, 2008, and the Board determined at that time that Mr. Schwanz would not qualify as an independent director until three years following his retirement as CEO of CTS Corporation (“CTS”) because at the time he served as CEO of CTS, an executive officer of PNMR, Patricia K. Collawn, served on the compensation committee of CTS.  More than three years have now elapsed since Mr. Schwanz’ retirement from CTS on October 2, 2007, and on December 14, 2010, the Board affirmatively determined that given that Mr. Schwanz has not served as an executive officer of CTS Corporation during the past three years and currently has no direct or indirect relationship with PNMR other than service on the Board or a Board committee, Mr. Schwanz now qualifies as an independent PNMR director.

In determining the independence of the remaining seven non-employee members of the Board, the Board examined all direct and indirect relationships of these non-employee directors with the Company and determined that all such relationships complied with the specific independence criteria under applicable law, including the NYSE listing standards.  In addition, other than service on the Board or Board committee, all other relationships were considered to be immaterial in amount and significance.

BOARD MEETINGS

The Chairman of the Board presides at all meetings of the shareholders and of the Board.  In circumstances where the non-employee (i.e. non-management) directors meet without the Chairman, the Board selects a lead independent director.  A lead independent director is nominated and approved by the non-management directors annually.  Dr. Joan B. Woodard currently serves as the lead independent director.  The director selected is responsible for facilitating and chairing the non-management directors’ meetings scheduled for that year.  The non-management directors meet at least twice a year without management present, and will meet more often as the need arises.  In years where the non-management directors are not all independent, the independent directors meet at least once a year in executive session.

In 2010, the full Board met seven times.  The non-management directors held four regularly scheduled meetings in 2010.  Attendance in 2010 at full Board and committee meetings was 99%.

Directors are expected to attend the Annual Meeting, and as stated in the Corporate Governance Principles (Appendix A), directors are responsible for attending all director meetings and for reviewing materials provided in advance of each meeting.  Directors are expected to actively participate in Board and committee meetings.  All directors attended the 2010 Annual Meeting held on May 18, 2010.

COMMUNICATION WITH THE BOARD

Shareholders wishing to communicate with the Board, or with a specific director, may do so by writing to the Board, or to the particular director, and delivering the communication in person or mailing it to: Board of Directors, c/o Corporate Secretary, PNM Resources, Inc., Alvarado Square, MS-2822, Albuquerque, New Mexico 87158. All shareholder communications will be relayed to the Board of Directors or an appropriate committee of the Board.  If the shareholder desires to communicate a concern directly with the Board without initial review by the Corporate Secretary, the concern should be submitted in writing, in a sealed envelope addressed to the Board, in care of the Corporate Secretary, with a notation indicating that it is to be opened only by the Board.  The Corporate Secretary shall promptly forward the unopened envelope to the Board.  From time to time, the Board may change the process for shareholder communications with the Board or its members. Please refer to the Company’s website  www.pnmresources.com for any changes in this process.

Shareholders and other interested parties wishing to communicate directly with the lead independent director or with the non-management or independent directors as a group may do so by writing to Lead Independent Director, c/o Corporate Secretary, PNM Resources, Inc., Alvarado Square, MS-2822, Albuquerque, New Mexico 87158.

DIRECTOR SERVICE POLICY

On February 19, 2002, the Board adopted a revised Director Service Policy addressing various aspects of board service, retirement practices, terms of office and inside directors.  The current Director Service Policy can be found on page A-7 of the Corporate Governance Principles (Appendix A) and on the Company’s website at www.pnmresources.com.

The Director Service Policy provides that a director is required to submit a letter of resignation in the event of a significant change in his or her professional career.  Thus, upon retiring as our CEO on March 1, 2010, and becoming the CEO of American Water Works on August 16, 2010, Mr. Sterba tendered his resignation.  In view of the value of Mr. Sterba’s continued service on the Board and as Chairman, upon the recommendation of the BGHRC, the Board did not accept Mr. Sterba’s resignation.  As discussed on page 25, in light of the reduced level of Mr. Sterba’s support to the Company on strategic and public policy issues, the Board reviewed and reduced the annual cash retainer paid to Mr. Sterba.

BOARD COMMITTEES AND THEIR FUNCTIONS

From time to time the Board modifies and reorganizes the committees to ensure good governance, balance workloads and respond to the current needs of the Company.  On December 14, 2010, the BGHRC recommended, and the Board approved, balancing committee workloads effective January 1, 2011 by splitting the functions of the BGHRC among two committees and assigning the duties of the Public Policy & Sustainability Committee (“PPSC”) to the full Board.  Thus, the governance and director nomination and compensation functions of the BGHRC were transferred to the new Nominating and Governance Committee (“Nominating Committee”).  The remaining compensation responsibilities of the BGHRC were transferred to the new Compensation and Human Resources Committee (“Compensation Committee”).  The public policy, corporate citizenship, safety program, environmental policy, sustainability and market oversight functions of the PPSC were assigned to the full Board.

Accordingly, the Board has four current standing committees: the Audit and Ethics Committee (or Audit Committee), the Compensation and Human Resources Committee (or Compensation Committee), the Finance Committee, and the Nominating and Governance Committee (or Nominating Committee).  All committee members are independent directors.

Each committee has a written charter that addresses the committee’s purpose and responsibilities.  All charters attached to this proxy statement can be found at www.pnmresources.com, and are available in print without charge to any shareholder who requests it.  The charters comply with applicable NYSE Listing Standards.

The table below provides 2010 membership and meeting information for each of the Board Committees in place during 2010.

Name	Audit & Ethics	Board Governance & Human Resources(1)	Finance	Public Policy & Sustainability(2)
A. E. Archuleta	X			X*

J. A. Dobson	X*	X

R. R. Nordhaus			X	X

M. T. Pacheco	X	X

B. S. Reitz		X		X

D. K. Schwanz			X*	X

B. W. Wilkinson	X		X

J. B. Woodard		X*	X

# Meetings in 2010	8	9	7	3

# Executive Sessions in 2010	5	4

*Committee Chair

(1)          Effective January 1, 2011, the governance, director compensation and nomination, and related party transaction functions of the BGHRC were transferred to the new Nominating Committee.  The remaining compensation responsibilities of the BGHRC were transferred to the new Compensation Committee.

(2)          Effective January 1, 2011, the public policy and sustainability oversight functions of the PPSC were assigned to the full board.

Effective January 1, 2011, the membership of each of the four standing board committees in 2011 is as follows:

Audit and Ethics Committee Julie A. Dobson* Robert R. Nordhaus Manuel T. Pacheco Bruce W. Wilkinson	Finance Committee Adelmo E. Archuleta Bonnie S. Reitz Donald K. Schwanz* Bruce W. Wilkinson

Compensation and Human Resources Committee Julie A. Dobson Manuel T. Pacheco Donald K. Schwanz Joan B. Woodard*	Nominating and Governance Committee Adelmo E. Archuleta* Robert R. Nordhaus Bonnie S. Reitz Joan B. Woodard

*Committee Chairs elected on February 16, 2011.

A summary of the committee responsibilities is included below:

Audit and Ethics Committee

Functions:

•                  Four independent, non-employee directors.

•                  Oversees the integrity of the Company’s financial statements, system of disclosure and internal controls regarding finance, accounting, legal, compliance and ethics that management and the Board have established.

•                  Ensures compliance with legal and regulatory requirements by the Company.

•                  Assesses and ensures the independent accountant’s qualifications and independence.

•                  Reviews and approves the performance of the Company’s internal audit function and independent accountants.

•                  Approves independent accountant services and fees for audit and non-audit services.

•                  Oversees the Company’s management of risks as assigned by the Board.

Charter:

A copy of the Audit Committee Charter as amended on February 17, 2011, may be found in Appendix D to this proxy statement and can also be found at www.pnmresources.com.  The Audit Committee Charter prohibits any committee member from serving on the audit committees of more than two other publicly traded companies.

Evaluation:	The Audit Committee conducted an evaluation of its performance in 2010.

Financial Expert:

The Board has unanimously determined that all Audit Committee members are financially literate.  In addition, Ms. Julie A. Dobson and Mr. Bruce W. Wilkinson qualify as “audit committee financial experts” within the meaning of SEC regulations.

Compensation and Human Resources Committee (functions performed in 2010 by the BGHRC)

Functions:

•                  Four independent, non-employee directors (including meeting the outside director rules under Section 162(m) of the Tax Code).

•                  Recommends the compensation philosophy, guidelines, and equity-based compensation for officers (emphasizing rewarding long term results and maximizing shareholder value).

•                  Establishes an appropriate compensation program for the CEO and reviews and approves corporate goals and objectives relevant to CEO compensation.

•                  Evaluates CEO performance in light of corporate goals and objectives.

•                  Reviews and recommends to the independent directors, the CEO’s annual compensation level and components.

•                  Reviews and approves all components of compensation and stock ownership guidelines for all senior officers, giving due consideration to the CEO’s recommendations.

•                  Oversees and approves guidelines for all other employee compensation programs.

•                  Oversees the Company’s management of risks as assigned by the Board.

Charter:	A copy of the Compensation Committee Charter, approved on December 14, 2010, may be found in Appendix E to this proxy statement, and can also be found at www.pnmresources.com.

Interlocks:	No member of the BGHRC had a relationship during 2010 that requires disclosure as a compensation committee interlock or as insider participation.

Evaluation:	The BGHRC conducted an evaluation of its performance of the above functions in 2010.

Finance Committee

Functions:

•                  Four independent non-employee directors.

•                  Reviews and recommends to the Board the Company’s capital structure and financial strategy, including dividend policy.

•                  Oversees the Company’s financial performance, capital expenditures and investment procedures and policies.

•                  Oversees the Company’s investments in subsidiaries.

•                  Oversees the Company’s management of risks as assigned.

Charter:	A copy of the Finance Committee Charter, as amended on February 17, 2011, may be found in Appendix F to this proxy statement and can also be found at www.pnmresources.com.

Evaluation:	The Finance Committee conducted an evaluation of its performance in 2010.

Nominating & Governance Committee (functions performed in 2010 by the BGHRC)

Functions:

•                  Four independent non-employee directors.

•                  Recommends candidates for election to the Board.

•                  Develops policy on composition and size of the Board, as well as director tenure.

•                  Develops director independence standards consistent with applicable laws or regulations.

•                  Oversees the performance evaluation of the Board.

•                  Recommends applicable revisions to the corporate governance principles.

•                  Recommends Board compensation levels and stock ownership guidelines.

•                  Oversees the Policy and Procedure Governing Related Party Transactions.

•                  Oversees the Company’s management of risks as assigned by the Board.

Charter:	A copy of the Nominating Committee Charter may be found in Appendix G to this proxy statement, and can also be found at www.pnmresources.com.

Evaluation:	The BGHRC conducted an evaluation of its performance of the above functions in 2010.

Nominations:

The Nominating Committee will consider director candidates proposed by shareholders.  Director candidates recommended by shareholders will be evaluated against the same criteria as nominees submitted by the Nominating Committee.  Candidates must be highly qualified and exhibit both willingness and interest in serving on the Board.  Candidates should represent the interests of all shareholders and not those of a special interest group.  A shareholder wishing to nominate a candidate should forward the candidate’s name and a detailed description of the candidate’s qualifications, appropriate biographical information and signed consent to serve to the Secretary of the Company, taking into consideration the criteria for new directors:

•                  directors should be individuals of the highest character and integrity and have inquiring minds, vision and the ability to work well with others and exercise good judgment;

•                  directors should be free of any conflict of interest which would violate any applicable law or regulation or interfere with the proper performance of the responsibilities of a director;

•                  directors should possess substantial and significant experience which would be of particular importance to the Company in the performance of the duties of a director;

•                  directors should have sufficient time available to devote to the affairs of the Company in order to carry out the responsibilities of a director;

•                  directors should have the capacity and desire to represent the balanced, best interests of the shareholders as a whole and not primarily a special interest group or constituency; and

•                  directors are required to have an equity ownership interest in the Company prior to commencing service on the Board. Each director’s ownership interest should increase over time, consistent with the stock ownership guidelines and applicable insider trading restrictions, so that an appropriate amount of stock is accumulated.

General Board attributes and director qualifications can also be found on page A-3 of the Corporate Governance Principles (Appendix A).

In addition, please see “Shareholder Proposals for the Year 2012 Annual Meeting” on page 75 below for information on how to submit a shareholder proposal for nomination of a director candidate in accordance with our bylaws and applicable SEC rules.

The Nominating Committee and Board have no formal policy regarding diversity in recruiting directors.  However, the Nominating Committee does consider diversity in identifying nominees for a balanced board with varied expertise including having accounting or related financial management expertise.  For example, in the past, efforts were made to recruit more female nominees.  More recently, the former BGHRC focused on geographic diversity to recruit candidates from Texas and New Mexico to reflect the geographic market served by the Company and its utility subsidiaries, PNM and TNMP.  In addition, the Nominating Committee seeks to recruit nominees who will represent the balanced, best interests of the shareholders as a whole rather than special interest groups or constituencies.

PNM Resources Common Stock** Owned by Executive Officers and Directors

(As of March 30, 2011)

	Amount and Nature of Shares Beneficially Owned (a)
Name	Aggregate No. of Shares Held (b)	Right to Acquire within 60 Days (c)	Percent of Shares Beneficially Owned
Patrick V. Apodaca	16,293	5,334	*

Adelmo E. Archuleta	15,894	20,201	*

Alice A. Cobb	57,348	46,014	*

Patricia K. Collawn	112,993	175,368	*

Julie A. Dobson	17,400	22,451	*

Charles N. Eldred	52,731	74,830	*

Robert R. Nordhaus	8,750	2,051	*

Manuel T. Pacheco	13,635	20,201	*

Bonnie S. Reitz	13,650	26,201	*

Thomas G. Sategna	18,036	34,434	*

Donald K. Schwanz	8,500	1,001	*

Jeffry E. Sterba	224,128	674,809	1.04%

Bruce W. Wilkinson	9,000	334	*

Joan B. Woodard	14,772	20,201	*

Directors and Executive Officers as a Group (14)	583,130	1,123,430	1.97%

(a)          Beneficial ownership means the sole or shared power to vote, or to direct the voting of a security and/or investment power with respect to a security.

(b)         The amounts shown are shares held in the individual’s name, individually or jointly with others, or in the name of a bank, broker, or nominee for the individual’s account, and also include the number of restricted stock rights held by each director and officer.

(c)          The number of shares directors and executive officers have a right to acquire through stock option exercises within 60 days after March 30, 2011, and number of shares that executive officers have a right to acquire through the ESP II upon the participant’s death or termination of employment.  As of March 30, 2011, the number of shares reported in this column include the following ESP II share rights held by our NEOs:  P. K. Collawn - 64,035 and C. N. Eldred — 5,826.

*Less than 1% of PNM Resources outstanding shares of common stock.

**The only other outstanding class of equity securities of PNM Resources consists of 477,800 shares of Convertible Preferred Stock, Series A issued to Cascade as discussed below in footnote 2 of the next table.

Ownership of More than Five Percent of PNM Resources’ Common Stock*

	Voting Authority			Dispositive Authority		Total	Percentage
Name and Address	Sole	Shared	None	Sole	Shared	Amount	of Class
Franklin Resources, Inc. (1) One Franklin Parkway San Mateo, CA 94403-1906	8,364,350	0	0	8,479,350	0	8,479,350	9.8%

Cascade Investment, L.L.C. (2) 2365 Carillon Point Kirkland, Washington 98033	7,019,550	0	0	7,019,550	0	7,019,550	8.1%

BlackRock, Inc. (3) 40 East 52nd Street New York, NY 10022	6,245,208	0	0	6,245,208	0	6,245,208	7.21%

GAMCO Investors, Inc. et al (4) One Corporate Center Rye, NY 10580-1435	5,793,100	0	0	6,007,100	0	6,007,100	6.93%

Donald Smith & Co., Inc. (5) 152 West 57th Street New York, NY 10019	4,395,272	0	0	5,404,844	0	5,404,844	6.24%

The Bank of New York Mellon Corporation (6) One Wall Street, 31st Floor New York, NY 10286	3,734,538	0	0	4,621,321	1,191	4,622,512	5.33%

(1) As reported on Schedule 13G filed February 4, 2011 by Franklin Resources, Inc. (“FRI”).  The filing reported that all securities are beneficially owned by one or more open- or closed-end investment companies or other managed accounts that are investment management clients of investment managers that are direct or indirect subsidiaries of FRI.  The filing reported that Charles B. Johnson and Rupert H. Johnson, Jr. each own in excess of 10% of the outstanding stock of FRI and are the principal stockholders of FRI, and that FRI and its principal stockholders may be deemed to be the beneficial owners of PNMR common stock held by persons or entities for whom or for which FRI subsidiaries provide investment management services. The filing reported that FRI and its principal shareholders beneficially owned 8,479,350 shares (9.8%), Franklin Advisory Services, LLC had sole voting power for 5,056,100 shares and sole dispositive power for 5,171,100 shares (6%),  Franklin Advisers, Inc. has sole voting and dispositive power for 3,330,000 shares,  and Fiduciary Trust Company International had sole voting and dispositive power for 8,250 shares.

(2) As reported on Schedule 13G/A filed February 17, 2009 with the SEC by Cascade Investment, L.L.C. (“Cascade”).  The filing reported that all shares beneficially owned by Cascade may be deemed to be beneficially owned by William H. Gates III as the sole member of Cascade.   As previously reported, on October 7, 2007, PNM Resources issued 4,000,000 equity-linked units to Cascade which were settled on November 17, 2008 upon the issuance by PNM Resources of 477,800 shares of its Convertible Preferred Stock, Series A to Cascade.  The 477,800 preferred shares are convertible into 4,778,000 shares of common stock, subject to certain anti-dilution adjustments. The number of shares in the table does not reflect any shares of common stock that Cascade would be entitled to receive upon conversion of the preferred stock.  Certain regulatory approvals must be obtained before any conversion into common stock that would result in Cascade owning 10% or more of the outstanding common stock of PNM Resources.  See “Related Person Transactions” on page 24.

(3) As reported on Schedule 13G/A filed February 2, 2011 with the SEC by BlackRock, Inc. as the parent holding company or control person of BlackRock Japan Co. Ltd., BlackRock Institutional Trust Company, N.A., BlackRock Fund Advisors, BlackRock Asset Management Australia Limited, BlackRock Advisors, LLC, BlackRock Investment Management, LLC, and BlackRock International Limited.

(4) As reported on Schedule 13D/A filed October 23, 2009 with the SEC by GAMCO Investors, Inc. et al.  This filing reported that Gabelli Funds, LLC beneficially owned 2,380,000 shares (2.75%) with sole voting and sole dispositive power; and GAMCO Asset Management Inc. beneficially owned 3,413,000 shares with sole voting power and 3,627,100 shares (4.18%) with sole dispositive power.  The filing reported that it is being filed by Mario J. Gabelli and various entities which he directly or indirectly controls or for which he acts as chief investment officer.

(5) As reported on Schedule 13G filed February 11, 2011 with the SEC by Donald Smith & Co., Inc.  This filing reported that Donald Smith & Co., Inc. beneficially owned 4,395,272 shares with sole voting power and 5,404,844 shares with sole dispositive power; Donald Smith Long/Short Equities Fund, L.P. beneficially owned 18,322 shares with sole voting power and 5,404,844 shares with sole dispositive power; and that the aggregate number of PNMR shares beneficially owned by Donald Smith & Co. Inc. was 5,404,844 shares (6.24%) (4,313,594 shares with sole voting power and 5,404,844 shares with sole dispositive power); and, to the knowledge of Donald Smith & Co., Inc., with respect to all securities reported in this schedule owned by advisory clients of Donald Smith & Co., Inc., not more than 5% of the class is owned by any one client.

(6) As reported on Schedule 13G filed February 4, 2011 by The Bank of New York Mellon Corporation.  This filing reported that the shares reported on the filing are beneficially owned by the following direct or indirect subsidiaries of The Bank of New York Mellon Corporation:  The Bank of New York Mellon, The Bank of New York Mellon Trust Company, National Association, BNY Mellon, National Association, The Boston Company Asset Management LLC, The Dreyfus Corporation (parent holding company of MBSC Securities Corporation), Lockwood Advisors, Inc., Mellon Capital Management Corporation, Pershing LLC, BNY Separate Account Services, Inc. (parent holding company of Lockwood Advisors, Inc.), MAM (MA) Holding Trust (parent holding company of The Boston Company Asset Management LLC), MBC Investments Corporation (parent holding company of Mellon Capital Management Corporation), Pershing Group LLC (parent holding company of Pershing LLC).

*The only other outstanding class of equity securities of PNM Resources consists of the 477,800 shares of Convertible Preferred Stock, Series A issued to Cascade as discussed in footnote 2 above, and as reported by Cascade in its Schedule 13G/A filed February 17, 2009 with the SEC. The filing reported that all preferred stock beneficially owned by Cascade may be deemed to be beneficially owned by William H. Gates III as the sole member of Cascade.

Name and Address	Amount and Nature of Beneficial Ownership	Percent of Class of Preferred Stock
Cascade Investment, L.L.C. 2365 Carillon Point Kirkland, Washington 98033	477,800 shares with sole voting and dispositive authority	100%

The information provided above is based on reports filed with the SEC.  PNM Resources makes no representation as to the accuracy or completeness of the information.  These are the only persons known to PNM Resources to be the beneficial owners of more than five percent of PNM Resources’ common stock, as of March 28, 2011.

RELATED PERSON TRANSACTIONS

Since January 1, 2010, PNM Resources has not participated, and has no current plans to participate, in any transactions in which its directors or executive officers or any of their immediate family members have a material interest that is reportable under applicable SEC rules.  PNM Resources has participated in the following transactions with Cascade, a shareholder, which owns more than 5% of our common stock as indicated in the above table on page 23.

Cascade Registration Rights.  As previously reported, on October 7, 2007, PNM Resources issued 4,000,000 equity-linked units to Cascade which were settled on November 17, 2008 upon the issuance by PNM Resources of 477,800 shares of its Convertible Preferred Stock, Series A to Cascade.  The 477,800 preferred shares are convertible into 4,778,000 shares of common stock, subject to certain anti-dilution adjustments.  The Convertible Preferred Stock, Series A is entitled to receive dividends equivalent to any dividends paid on PNM Resources common stock as if the preferred stock had been converted into common stock.  The Convertible Preferred Stock, Series A is entitled to vote on all matters voted upon by common stockholders, except for the election of the Board.  In the event of liquidation of PNM Resources, preferred holders would receive a preference of $0.10 per common share equivalent.  After that preference, common holders would receive an equivalent liquidation preference per share and all remaining distributions would be shared ratably between common and preferred holders using the number of shares of common stock into which the Convertible Preferred Stock, Series A is convertible.  The terms of the Convertible Preferred Stock, Series A result in it being substantially equivalent to common stock.  Therefore, for earnings per share purposes, the number of common shares into which the Convertible Preferred Stock, Series A is convertible is included in the weighted average number of common shares outstanding for periods after the Convertible Preferred Stock, Series A was issued.  Certain regulatory approvals must be obtained before any conversion into common stock that would result in Cascade owning 10% or more of the outstanding common stock of PNM Resources.

In connection with the equity-linked units transaction, PNM Resources entered into a registration rights agreement which requires PNM Resources, under certain circumstances, to register for resale certain securities held by Cascade.  In March 2011, pursuant to the terms of a letter agreement between PNM Resources and Cascade amending the registration rights agreement, PNM Resources agreed to file a registration statement covering its securities and to file an applicable prospectus supplement, if requested by Cascade at a later date, covering shares of common stock currently held by Cascade or issued upon conversion of shares of the Convertible Preferred Stock, Series A.  On March 17, 2011, PNM Resources filed a universal automatic shelf registration statement with the SEC that will permit PNM Resources, from time to time, in one or more public offerings, to offer for sale certain securities.  The registration statement also permits sales of PNM Resources securities by selling security holders who may be named in a prospectus supplement. The filing of this universal shelf registration statement satisfies PNM Resources’ obligation under the registration rights agreement, as amended, to register Cascade’s shares.  The dollar value of the amount involved in such transaction cannot be determined at this time.  Cascade may, pursuant to a prospectus and an applicable prospectus supplement, elect to sell some or all of such common stock, from time to time, subject to market conditions and any applicable legal requirements.  However, Cascade has no obligation to sell all or any portion of such securities.

Optim Energy, LLC.  In January 2007, PNM Resources and ECJV, a wholly owned subsidiary of Cascade, created EnergyCo, LLC to serve expanding U.S. markets, principally in certain areas of Texas covered by the Electric Reliability Council of Texas.  EnergyCo’s name was changed to Optim Energy, LLC (“Optim Energy”) on February 2, 2009.  References to Optim Energy in this discussion encompass periods prior to the name change.  PNM Resources and ECJV each has a 50 percent ownership interest in Optim Energy, a limited liability company.  PNMR Services Company provides corporate services to PNM Resources, its subsidiaries, and Optim Energy in accordance with shared services agreements.  Services provided to Optim Energy are billed at cost plus a profit element.  There is also a service agreement for Optim Energy to provide services to PNM Resources.

On June 1, 2007, Optim Energy entered into a bank financing arrangement with a term of five years, which includes a revolving line of credit.  This facility also provides for bank letters of credit to be issued as credit support for certain contractual arrangements entered into by Optim Energy.  Cascade and ECJV have guaranteed Optim Energy’s obligations on this facility and, to secure Optim Energy’s obligation to reimburse Cascade and ECJV for any payments made under the guaranty, have a first lien on all assets of Optim Energy and its subsidiaries.

In April 2010, PNM Resources and ECJV each made an equity contribution to Optim Energy of $15.0 million in cash, which Optim Energy used to reduce amounts outstanding under its bank financing arrangement.  PNM Resources and ECJV also made additional cash contributions during 2010 that in aggregate equaled approximately $5.3 million from each owner.  Optim Energy used the additional contributions to reduce debt.

PNM Resources’ transactions with Cascade were pre-approved by the full Board pursuant to the Policy and Procedures Governing Related Party Transactions discussed on page 9.  In addition, the terms of the arrangements with Cascade regarding Optim Energy were arrived at in arms’ length negotiations between the two entities.  PNM Resources and Cascade were each represented in the arms’ length negotiations between themselves by competent counsel who represented their respective clients zealously.  As a result, PNM Resources believes that the terms were comparable to those that could have been obtained in transactions with unaffiliated third parties.

DIRECTOR COMPENSATION

The BGHRC was responsible for recommending 2010 non-employee director compensation levels and stock ownership guidelines for review and approval by the full Board.  Salaried employees receive no compensation for board service. Thus, Ms. Collawn, our current CEO, receives no additional compensation for board service.  Similarly, while employed as CEO through March 1, 2010, Mr. Sterba received no additional compensation for serving as a director or as the Chairman of the Board.  Following his March 1, 2010 retirement as our CEO, at the request of the Board, Mr. Sterba continues to serve as our Chairman and, among other things, provides support on strategic and public policy issues to the Company.   As compensation, Mr. Sterba received a separate annual retainer (payable quarterly) of $175,000 prorated from August 16, 2010 to December 31, 2010.  Initially, Mr. Sterba received a separate annual retainer of $250,000 prorated from March 1, 2010, which was reduced to reflect his reduced level of support following becoming the CEO of another company on August 16, 2010.  The retainer is designed to be a reasonable and competitive amount of compensation to pay a retiring CEO who continues to serve as chairperson of the Company’s Board of Directors.  Other compensation matters relating to Mr. Sterba’s prior service as CEO are discussed in the Compensation Discussion and Analysis (“CD&A”).

The Board desires to achieve a reasonable compensation package for non-employee directors that will attract and retain highly qualified non-employee directors.  Thus, the Board committee responsible for recommending appropriate non-employee director compensation selects, weighs and reviews each element of director compensation on an annual basis to recommend a total compensation amount that approximates the 50th percentile of non-employee director compensation in similarly situated utility and energy companies.  The Board believes the median of director compensation awarded by the companies in the PNMR Peer Group represents a reasonable comparative compensation level.  In 2009, the BGHRC revised the PNMR Peer Group to include 14 companies (down from 23 companies in 2003-2009) that the BGHRC believed would provide more relevant comparison data for its consideration in connection with making compensation decisions.  The 14 companies are similar to PNM Resources in financial size, and organizational and operational characteristics.

In December 2009, the BGHRC conducted its annual review of director compensation by considering the compensation benchmark analysis prepared at its direction by the Corporate Governance Department with PRM input on the significance of various trend indicators.  The benchmark analysis was based upon:

•                  compensation data available at salary.com compiled from proxy statements filed by the 14 member PNMR Peer Group of similarly situated companies set forth below; and

•                  the annual survey of director compensation provided by the National Association of Corporate Directors (“NACD Survey”), which is also used to review trends in director compensation.

The analysis showed that the Company’s director equity compensation levels continued to be significantly below the median of the PNMR Peer Group and the annual cash retainer remained slightly below the median.  The grant date fair value of the PNMR 2009 director equity awards was $1,870 for 1,000 stock options and $21,125 for 2,500 restricted stock rights.  By comparison, the median grant date fair value of the PNMR Peer Group equity awards was $0 for stock options and $50,000 for restricted stock awards.  The Corporate Secretary reviewed the analysis and PRM input and forwarded the information to the BGHRC, together with a recommendation to increase the 2010 retainer by increasing the award of restricted stock rights.  After reviewing the analysis and recommendation, the BGHRC recommended and the Board approved increasing the 2010 annual retainer from the 2009 annual retainer by increasing the amount of restricted stock rights from 2,400 to 4,000.  No other changes were made to any other component of non-employee director compensation (i.e. stock options, the cash retainer, committee chair and meeting fees).  Thus, the 2010 annual retainer for non-employee directors consisted of the following cash and stock based compensation:

Annual Retainer:	$35,000* 1,000 stock options(1) awarded annually 4,000 restricted stock rights(1) awarded annually

Annual Audit Committee Chair Fee: Annual Other Committee Chair Fee:	$10,000 $ 5,000

Attendance Fees:	$1,750 per Board meeting $1,500 per Board committee meeting

Teleconference Fees:	Regular attendance fees

* As discussed above, in lieu of the $35,000 annual retainer, Mr. Sterba currently receives an annual retainer of $175,000 for continuing to serve as Chairman following his March 1, 2010 retirement as CEO.

In addition, all directors were reimbursed for any board-related expenses, such as travel expenses incurred to attend Board and Committee meetings and director education programs sponsored by educational and other institutions.

(1)          Stock options and restricted stock rights granted under the PEP each vest in three equal annual installments beginning on the first anniversary of the grant date.  These awards are typically made at the annual meeting of directors, unless the meeting occurs during a black-out period for trading in the Company’s securities as specified in the Company’s Insider Trading Policy.  As set forth under the Equity Compensation Awards Policy, under those circumstances, the Board will either (a) schedule a special meeting after the expiration of the black-out period, (b) make awards pursuant to a unanimous written consent executed after the expiration of the black-out period, or (c) pre-approve the equity awards with an effective date after the expiration of the black-out period.  The date of the awards is the date on which the Board approves the awards, unless (i) the approval date is a non-trading day, in which case the date is the immediately preceding trading date or (ii) in the case of pre-approval during a black-out period, in which case the grant date is the first trading date after the expiration of the black-out period.  The exercise price of the stock option is equal to the closing price of the common stock on the New York Stock Exchange, or NYSE, on the date of the grant.   The PEP prohibits option re-pricing.

The PNMR Peer Group used for the 2010 director compensation benchmark analysis consists of the following publicly-traded energy and utility companies:

Alliant Energy Corporation Black Hills Corporation CLECO Corporation DPL, Incorporated El Paso Electric Company	Great Plains Energy, Inc. Hawaiian Electric Industries, Inc. NSTAR NV Energy, Inc. Pinnacle West Capital Corp.	TECO Energy Corporation Unisource Energy Corporation Westar Energy Inc. Wisconsin Energy Corporation

In 2010, PNMR management engaged Towers Watson and Pay Governance, LLC to prepare an analysis, including alternatives and recommendations, to the BGHRC on the amount and form of 2011 non-employee director compensation.  The analysis prepared by Towers Watson in August 2010 and updated by Pay Governance in November 2010 compared PNMR’s 2010 director compensation levels with the PNMR Peer Group and also provided “general industry” information about director compensation in companies of similar size to PNMR (i.e., the S&P Midcap Index (median revenue approximately $2 billion)).  In addition, PRM, the compensation consultant retained directly by the BGHRC, confirmed the benchmark analysis, provided additional NACD Survey information to review trends in director compensation, and provided recommendations.

In December 2010, following review of the comparative data, benchmark analysis, alternatives and recommendations prepared by Towers Watson, Pay Governance and PRM, the BGHRC recommended and the Board approved increasing the 2011 annual retainer by (1) increasing the annual cash retainer from $35,000 to $52,500 (and eliminating attendance fees for Board meetings); (2) providing an additional annual cash retainer of $15,000 for the lead independent director; and (3) providing restricted stock rights with a grant date fair value of $55,000 in lieu of the 1,000 stock options and 4,000 restricted stock rights.  Based on the analysis provided by Pay Governance and PRM, the Board concluded that the 2011 retainer amounts better reflected the median of the PNMR Peer Group.

SUMMARY OF NON-EMPLOYEE DIRECTOR COMPENSATION IN 2010

The following table summarizes the total compensation paid or earned by each of the non-employee directors for the year ended December 31, 2010.

Director Compensation

Name(1)	Fees Earned Or Paid In Cash ($)	Stock Awards ($)(2),(4)	Option Awards ($)(3),(4)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compensation ($)	Total ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)
A.E. Archuleta	64,000	45,000	3,170	0	0	0	112,170

J.A. Dobson	79,500	45,000	3,170	0	0	0	127,670

R. R. Nordhaus	59,000	45,000	3,170	0	0	0	107,170

M.T. Pacheco	69,500	45,000	3,170	0	0	0	117,670

B.S. Reitz	60,500	45,000	3,170	0	0	0	108,670

D. K. Schwanz	61,500	45,000	3,170	0	0	0	109,670

J. E. Sterba	198,333	45,000	3,170	0	0	0	246,503

B. W. Wilkinson	35,000	45,000	3,170	0	0	0	83,170

J.B. Woodard	70,000	45,000	3,170	0	0	0	118,170

(1)Jeffry E. Sterba, retired as CEO on March 1, 2010 and then became eligible for non-employee director compensation.  Patricia K. Collawn became a director in March 2010 and will not receive any director compensation, as she is an employee, i.e. President and CEO.

(2)Represents the grant date fair value of $11.25 per restricted stock right calculated in accordance with FASB ASC Topic 718 of the 4,000 restricted stock rights awarded under the PEP to each non-employee director on May 18, 2010.  The assumptions used in determining the grant date fair value of restricted stock rights are set forth in Note 13 of the consolidated financial statements in PNMR’s Annual Report on Form 10-K for the year ended December 31, 2010.  As of December 31, 2010, each non-employee director has the following number of restricted stock rights outstanding:  A. E. Archuleta — 6,251; J. A. Dobson — 6,251; R. R. Nordhaus — 6,251; M. T. Pacheco — 6,251; B. S. Reitz — 6,251; D. K. Schwanz — 5,666; J. E. Sterba — 70,274; B. W. Wilkinson — 4,000; and J. B. Woodard — 6,251. The actual value that a director may realize on the vesting of the restricted stock will depend on the market price of our common stock at the date of vesting.

 (3)Represents the grant date fair value of $3.17 per stock option calculated in accordance with FASB ASC Topic 718 of the 1,000 stock options awarded under the PEP to each non-employee director on May18, 2010.  See Note 13 of the consolidated financial statements in PNMR’s Annual Report on Form 10-K for the year ended December 31, 2010 regarding assumptions underlying the determination of grant date fair value of stock option awards.  As of December 31, 2010, each non-employee director has the following number of options outstanding: A. E. Archuleta —2,017; J. A. Dobson — 2,017; R. R. Nordhaus — 2,017; M. T. Pacheco — 2,017; B. S. Reitz — 2,017; D. K. Schwanz —1,666;  J. E. Sterba — 1,000; B. W. Wilkinson — 1,000; and J. B. Woodard — 2,017.  The actual value, if any, that a director may realize on the exercise of stock options, will depend on the excess of the stock price over the exercise price.  The exercise price for the 9,000 stock options awarded on May 18, 2010 is $12.71.

(4)The options and restricted stock rights granted under the PEP vest in three equal annual installments beginning on the first anniversary of the grant.  The exercise price of the stock option is equal to the closing price of the common stock on the NYSE on the date of grant or immediately preceding trading day if the stock was not traded on the grant date.  The Equity Compensation Awards Policy provides that for awards made on and after 2007, the grant date for awards approved on a non-trading date will be the immediately preceding trading day.  As discussed below in “Stock Ownership Guidelines”, directors will hold 75% of the annual restricted stock award until they hold stock equal to the required multiple of annual cash retainer.  This amount of restricted stock is held until six months after termination of board service.

Additional Information About Fees Earned or Paid in Cash in 2010

Name	Annual Retainer ($)	Board Meetings (#)(5)	Board Meeting Fee ($)	Committee Chair Fee ($)	Committee Meetings (#)(5)	Committee Meeting Fees ($)	Total ($)
A. E. Archuleta	35,000	7	10,500	5,000	10	13,500	64,000

J. A. Dobson	35,000	7	10,500	10,000	17	24,000	79,500

R. R. Nordhaus	35,000	7	10,500		9	13,500	59,000

M. T. Pacheco	35,000	7	10,500		17	24,000	69,500

B. S. Reitz	35,000	7	10,500		12	15,000	60,500

D. K. Schwanz(1)	35,000	7	10,500	2,500	10	13,500	61,500

J. E. Sterba(2),(3)	189,583	7	8,750		—	0	198,333

B. W. Wilkinson(4)	17,500	5	7,000		8	10,500	35,000

J. B. Woodard	35,000	7	10,500	5,000	16	19,500	70,000

(1)D. K. Schwanz was elected committee chair in May 2010, and received one half (1/2) of the committee chair fee.

(2)As compensation for continuing to serve as Chairperson following his retirement as CEO on March 1, 2010, Mr. Sterba initially received an annual retainer of $250,000 pro-rated from March 1, 2010 to December 31, 2010, which was reduced to $175,000 effective August 15, 2010.

(3)J. E. Sterba did not receive board meeting fees until after his retirement.

(4)B. W. Wilkinson received a prorata portion of the retainer, as he was elected as a director on May 18, 2010.

(5)No meeting fees were paid for teleconference meetings which were less than one hour in duration.

STOCK OWNERSHIP GUIDELINES

The Board believes that directors should be shareholders and have a financial stake in the Company to help ensure that director financial interests are aligned with the financial interests of the Company’s longer term shareholders. Accordingly, the Board requires that newly elected directors, before commencing board service, become shareholders in the Company, and that over time, directors attain a significant level of Company stock ownership.

The Nominating Committee is responsible for recommending Board compensation levels and stock ownership guidelines to the Board for approval.  The current Stock Ownership Guidelines were adopted by the Board in December 2005 and amended in February 2006.

According to the guidelines, within three years, directors should hold stock equal to two times the annual cash retainer.  Within five years, the amount of ownership should be five times the annual cash retainer.  Directors will hold 75% of the annual restricted stock award until the required multiple of the annual cash retainer is achieved.  This amount of restricted stock is held until six months after termination of Board service. We believe these holding requirements are appropriate because they approximate the median of holding requirements found in the NACD Survey and would require a reasonable amount of share acquisition in addition to the annual equity awards received by the directors. All directors have met their respective holding requirements under the guidelines.  Similar stock ownership guidelines have been developed for executives and are discussed further below under “Compensation Discussion and Analysis — Stock Ownership Guidelines.”

The Stock Ownership Guidelines will be reviewed periodically for any appropriate changes.  The Guidelines can be found on page A-7 of the Corporate Governance Principles document, attached as Appendix A, and can also be found on PNM Resources’ website at pnmresources.com.

AUDIT AND ETHICS COMMITTEE REPORT

The primary function of our Audit Committee is oversight of the Company’s financial reporting process, public financial reports, internal accounting and financial controls, and the independent audit of the annual consolidated financial statements. Our Audit Committee acts under a charter, attached as Appendix D, and can also be found on the PNM Resources website at pnmresources.com. We review the adequacy of the charter at least annually. All of our members are independent, and two of our members are audit committee financial experts under Securities and Exchange Commission rules. We held eight meetings in 2010 and two meetings to date in 2011 at which (as discussed in more detail below), we had extensive reports and discussions with the independent auditors, internal auditors, and other members of management.

In carrying out our responsibilities, we look to management and the independent auditors.  The Company’s management is responsible for the preparation and fair presentation of the Company’s financial statements and for maintaining effective internal control. Management is also responsible for assessing and maintaining the effectiveness of internal control over the financial reporting process in compliance with Sarbanes-Oxley Section 404 requirements. The independent auditors are responsible for auditing the Company’s annual financial statements and expressing an opinion as to whether the statements are fairly stated in conformity with generally accepted accounting principles. In addition, the independent auditors are responsible for auditing the Company’s internal control over financial reporting and for expressing an opinion on the effectiveness of internal control over financial reporting. The independent auditors perform their responsibilities in accordance with the standards of the Public Company Accounting Oversight Board.

In performing our oversight function, we reviewed and discussed the consolidated financial statements with management and Deloitte & Touche LLP (“Deloitte”), the independent auditors. Management and Deloitte informed us that the Company’s consolidated financial statements were fairly stated in accordance with generally accepted accounting principles. We discussed significant accounting policies applied by the Company in its financial statements, as well as alternative treatments. We discussed with Deloitte the matters required to be discussed by the Statement on Auditing Standards No. 61 (Communication with Audit Committees), as amended (AICPA Professional Standards, Vol. 1, AV Section 380), as adopted by the Public Company Accounting Oversight Board (“PCAOB”) in Rule 3200T. In addition, we reviewed and discussed management’s report on internal control over financial reporting and the related audit performed by Deloitte which confirmed the effectiveness of the Company’s internal control over financial reporting.

We received the written disclosures and the letter from Deloitte required by the PCAOB regarding the independent accountant’s communications with us concerning independence, and we discussed the firm’s independence with Deloitte.

We discussed with the Company’s internal auditors and Deloitte the overall scope and plans for their respective audits. We met with the internal auditors and Deloitte at each meeting, both with and without management present. Discussions included the results of their examinations, their evaluations of the Company’s internal controls, and the overall quality of the Company’s financial reporting.

We have also assessed the performance of the independent auditors and have appointed Deloitte to audit the Company’s financial statements for 2011, subject to shareholder ratification of that appointment.

Based on the reviews and discussions referred to above, reliance on management and Deloitte, and subject to the limitations of our role described above, we recommended to the Board, and the Board has approved, the inclusion of the audited financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2010, for filing with the Securities and Exchange Commission.

Audit and Ethics Committee
Julie A. Dobson, Chair Robert R. Nordhaus Manuel T. Pacheco Bruce W. Wilkinson

INDEPENDENT AUDITOR FEES

Audit Fees for 2010 and 2009

The following table represents aggregate fees billed to the Company for fiscal year ended December 31, 2010 and 2009 by Deloitte & Touche, the Company’s principal accounting firm.

	Fiscal Year Ended (in thousands) ($)
	2010	2009
Audit Fees	2,284	2,203
Audit-related Fees	—	—
Tax Fees	—	—
All Other Fees	—	—
Total Fees	2,284	2,203

Audit fees are primarily for the audit of the Company’s annual financial statements, review of financial statements included in the Company’s 10-Q filings and the annual Sarbanes-Oxley audit.

All fees have been approved by the Audit Committee.  The reported aggregate fees billed for professional services include travel related expenses to perform the services and applicable gross receipts taxes.

The Audit Committee requires the independent accountant firm selected to audit the Company’s financial statements to obtain the approval of the Audit Committee before performing any non-audit services permitted by applicable law so that the Audit Committee may determine whether the provision of such services is compatible with the maintenance of that firm’s independence in the conduct of its auditing functions.  Thus, the Audit Committee preapproves all audit services and all permitted non-audit services performed by Deloitte & Touche.  As reflected in the above table, the only services provided by Deloitte & Touche in 2009 and 2010 were audit services: no audit-related, tax or other consulting services were performed by Deloitte & Touche during 2009 and 2010.

PROPOSAL 2:  RATIFY APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS (PROPOSAL 2 ON YOUR PROXY CARD)

The Board is recommending that the shareholders ratify the selection of Deloitte & Touche as independent public accountants for 2011.

The Audit Committee has performed its annual evaluation of the quality and cost of services provided by Deloitte & Touche and an assessment of auditor independence.  The Audit Committee reported to the Board complete satisfaction with the services provided by Deloitte & Touche and recommended that Deloitte & Touche be selected as independent public accountants for 2011.  The Board agrees with the Audit Committee’s recommendations, as described in the Audit Committee report contained in this proxy statement.

Representatives of Deloitte & Touche will be available at the Annual Meeting where they will have the opportunity to make statements and answer questions.  If shareholders fail to ratify the appointment of Deloitte & Touche, the Audit Committee will consider other auditors for 2012.  However, because of the difficulty in making any substitution of auditors so long after the beginning of the current year, the appointment of Deloitte & Touche as independent public accountants for 2011 will stand unless the Audit Committee determines there is a compelling reason for a change.

The Board of Directors unanimously recommends a vote FOR the appointment of Deloitte & Touche LLP as independent public accountants for fiscal year 2011.

PROPOSAL 3:  APPROVE AN AMENDMENT TO OUR PEP (PROPOSAL 3 ON YOUR PROXY CARD)

General Information

The Board adopted the PNM Resources, Inc. Second Amended and Restated Omnibus Performance Equity Plan on February 17, 2009. The PEP was approved by the Company’s shareholders at the Company’s 2009 Annual Meeting.  The PEP allows the Company to grant options, restricted stock, restricted stock rights, performance shares, performance units, stock appreciation rights, and performance cash awards to employees of the Company and any affiliate of the Company that has adopted the PEP and to non-employee members of the Board.

The term of the PEP expires on May 18, 2019.  The number of authorized shares of our common stock reserved for issuance under the PEP is 12,343,000 and the limit on authorized shares that may be subject to restricted stock, restricted stock rights, performance share and performance unit awards (collectively, “full-value equity awards”) is 1,560,000 shares.  The source of shares used to date for all equity awards issued under the PEP is market shares.

As reflected on the table on page 74, “Equity Compensation Plan Information,” as of December 31, 2010, although 4,935,182 authorized shares remained available for future issuance under the PEP, only 654,345 shares remained available for future issuance of full-value equity awards under the PEP due to the PEP’s separate limit of 1,560,000 authorized shares that may be subject to full-value equity awards. The data as of December 31, 2010 was used for purposes of determining the recommended increase to the PEP’s separate limit of shares that may be subject to full-value equity awards.  Based on management’s recommendation and the Compensation Committee’s approval in 2004, dividend equivalent rights were discontinued on equity awards.

On March 22, 2011, the Board adopted, subject to shareholder approval, an amendment to the PEP that would increase the limit on shares that may be subject to full-value equity awards from 1,560,000 shares to 3,240,000 shares.  As shown below, as of March 22, 2011, although 4,778,931 shares remain available for all types of equity grants or awards under the PEP, only 469,910 shares remain available for future grant or award of full-value equity awards.  Increasing the limit on full-value equity awards gives the Board additional flexibility to determine how to allocate the remaining authorized shares among the various types of stock appreciation (i.e. stock option and stock appreciation rights) and full-value equity awards available under the PEP.  The Board believes the increased flexibility is desirable to continue developing long-term compensation programs (that may, from time to time, rely more on full-value equity awards than stock appreciation awards) to motivate key employees.  The amendment makes two additional best practice changes by adding a definition of repricing (which is prohibited without shareholder approval) and by prohibiting any transfer of an award for value or consideration.

As of March 22, 2011, (i) 3,266,096 shares have been issued upon exercise or vesting of awards under the PEP, (ii) 4,173,323 shares are subject to outstanding awards under the PEP and not otherwise forfeited or cancelled, and (iii) 4,778,931 shares remain available for future grant or award under the PEP (with no available shares remaining under any other Company equity plans).   In addition, as of March 22, 2011, (i) 532,557 shares have been issued upon the vesting of full-value awards, (ii) 432,883 shares are subject to outstanding full-value equity awards and not otherwise forfeited or cancelled, and (iii) 469,910 shares remain available for grant or award of full-value equity awards.  Also as of March 22, 2011, the Company had total outstanding awards of 3,740,440 stock options, with a weighted average exercise price of $18.46 and a weighted average remaining contractual term of 4.62 years.

Under Section 162(m) of the Tax Code, the Company may not be able to deduct certain forms of compensation in excess of $1,000,000 paid to any “covered employees.”  The term “covered employees” is defined in Section 162(m) of the Tax Code, and the regulations and other guidance issued by the Internal Revenue Service pursuant to Section 162(m), to mean the principal executive officer and the three other most highly compensated officers of a public company other than its principal executive officer or its principal financial officer.  The Board believes that it generally is in the best interest of the Company to satisfy the requirements for deductibility under Section 162(m) of the Tax Code.  The PEP is designed to enable the Company to grant awards (in addition to options and stock appreciation rights) that qualify as “performance-based compensation” that is excluded from the $1,000,000 deduction limitation.

Set forth below is a summary of the principal provisions of the PEP, as amended by the proposed amendment which would increase the full-value equity award sublimit, define repricing, and prohibit award transfers for value or consideration.  The summary is qualified by reference to the full text of the proposed amendment and the PEP, which are attached to this proxy statement as Appendix H, and is referenced below in the Summary of Plan Features as the PEP.

SUMMARY OF PLAN FEATURES

Administration

The PEP is administered by the Compensation Committee or such other committee as may be designated by the Board.   The Compensation Committee must be comprised of at least two (2) independent members of the Board.  Each Compensation Committee member must be a “non-employee director” as defined in Rule 16b-3 of the Securities Exchange Act and an “outside director” as defined in Section 162(m) of the Tax Code.  The Compensation Committee, by majority action, is authorized to interpret the PEP, to prescribe, amend, and rescind rules and regulations relating to the PEP, to provide for conditions and assurances deemed necessary or advisable to protect the interests of the Company, and to make all other determinations necessary or advisable for the administration of the PEP, to the extent they are not inconsistent with the PEP.

The Compensation Committee has the authority, in its sole discretion, to determine the participants who are entitled to receive awards under the PEP, the types of awards granted under the PEP, the times at which awards will be granted, the number of awards, the purchase price or exercise price, if any, for any award, the period(s) during which the awards shall be exercisable (whether in whole or in part), the restrictions applicable to awards, the form of each award agreement and the other terms and provisions of any award.  Neither the award agreement nor the other terms and provisions of any award must be identical for each participant.  The Compensation Committee also has the authority to modify existing awards, subject to specified provisions of the PEP and the listing requirements of the NYSE.  The Compensation Committee, however, does not have the authority to (i) accelerate the vesting or waive the forfeiture of any performance-based awards (as defined below), or (ii) amend or adjust the terms of any outstanding award to reduce the exercise price or purchase price of any outstanding award, including any option or stock appreciation right (“SAR”) or cancel any outstanding option or SAR in exchange for cash or any other award or in exchange for any other option or SAR with an exercise price that is less than the exercise price of the original option or SAR without the approval of the Company’s shareholders, other than an adjustment upon the occurrence of any of the events specified in the PEP.

Eligibility

Awards may be made only to those individuals who are (i) employees of the Company or an affiliate of the Company that has adopted the PEP on the grant date of the award, or (ii) nonemployee members of the Company’s Board who are Board members on the grant date of the award.

Limitation on Awards and Shares Available for Awards

The total number of shares of common stock subject to awards under the PEP may not exceed 12,343,000, subject to adjustment upon the occurrence of any of the events specified in the PEP.  The total number of shares of common stock that may be subject to restricted stock, restricted stock right, performance share and performance unit awards may not exceed 3,240,000 shares, subject to adjustment upon the occurrence of any of the events specified in the PEP.  The shares of common stock to be delivered under the PEP may consist, in whole or in part, of authorized, but unissued, shares of Company common stock or shares purchased on the open market or treasury stock not reserved for any other purpose.

Subject to the express provisions of the PEP, if any award granted under the PEP terminates, expires, lapses for any reason, or is paid in cash, any common stock subject to or surrendered for such award will again be common stock available for the grant of an award.  The exercise of a stock-settled SAR or broker-assisted “cashless” exercise of an option (or a portion thereof) will reduce the number of shares of stock available for issuance under the PEP by the entire number of shares of stock subject to the SAR or option (or applicable portion thereof) even though a smaller number of shares of stock will be issued upon such exercise.  Shares of stock tendered to pay the exercise price of an option or tendered or withheld to satisfy a tax withholding obligation arising in connection with an award granted under the PEP will not become available for grant or sale under the PEP.

No participant in the PEP may be granted an award for more than 500,000 shares of common stock during any fiscal year.  As of March 28, 2011, the closing price of the Company’s stock on the NYSE was $14.63 per share.

Awards Available Under the PEP

The following types of awards may be granted pursuant to the PEP:  options, restricted stock, restricted stock rights, performance shares, performance units, performance cash and SARs.

Stock Options.  The Compensation Committee may grant incentive stock options and nonqualified stock options under the PEP.  Incentive stock options will be granted only to participants who are employees.  The exercise price of all options granted under the PEP will be at least 100% of the fair market value of Company stock on the date on which the option is granted.  No option may be exercised more than ten (10) years from the date of grant.  Upon exercise of any option, payment must be made in full (1) in cash, (2) in stock valued at its fair market value on the date of exercise, or (3) by a combination thereof as determined by the Compensation Committee.  The Compensation Committee, in its sole discretion, may permit a participant to make payment of the purchase price upon exercise of any option through a broker-assisted “cashless” exercise or through a “net issuance” in accordance with any policy adopted by the Compensation Committee.  A participant will have none of the rights of a shareholder with respect to options until the record date of the stock purchase.

Restricted Stock.  The Compensation Committee may grant restricted stock under the PEP.  A restricted stock award gives the participant the right to receive a specified number of shares of common stock at a purchase price determined by the Compensation Committee (including and typically zero).  Restrictions limit the participant’s ability to transfer the stock and subject the stock to a substantial risk of forfeiture until specific conditions or goals are met.  During the restriction period, participants holding restricted stock may, if permitted by the Compensation Committee, have full voting and dividend rights with respect to such shares.  The restrictions will lapse in accordance with a schedule or other conditions as determined by the Compensation Committee.  As a general rule, if a participant terminates employment when the restricted stock is subject to restrictions, the participant forfeits the unvested restricted stock.  The Compensation Committee may, in its discretion, waive the restrictions in whole or in part, unless the restricted stock award is a performance-based award as described below.

Restricted Stock Rights.  The Compensation Committee also may grant restricted stock rights awards under the PEP.  A restricted stock rights award gives the participant the right to acquire common stock in the future at no monetary cost to the participant.  Shares of common stock are not issued under the award until specified restrictions lapse.  The restrictions typically involve the achievement of specified performance targets and/or the continued employment of the participant until a specified date.  Participants holding restricted stock rights have no voting rights with respect to the shares of stock subject to their restricted stock rights award.  During the restriction period, participants holding restricted stock rights may, if permitted by the Compensation Committee, have the right to receive dividend equivalents or other distributions with respect to the shares payable under the restricted stock rights award.

Performance Shares.  The Compensation Committee also may grant performance share awards under the PEP.  A performance share award gives the participant the right to receive common stock of the Company if the participant achieves the performance goals specified by the Compensation Committee during a performance period specified by the Compensation Committee.  Each performance share will have a value determined by the Compensation Committee at the time of grant.

Performance Units.  The Compensation Committee also may grant performance unit awards under the PEP.  A performance unit award gives the participant the right to receive common stock of the Company, a cash payment or a combination of stock and cash, if the participant achieves the performance goals specified by the Compensation Committee during a performance period specified by the Compensation Committee.  Each performance unit will have a value determined by the Compensation Committee at the time of grant.

Performance Cash Awards.  The Compensation Committee also may grant performance cash awards under the PEP.  A performance cash award gives the participant the right to receive a cash payment if certain performance goals are satisfied during a performance period specified by the Compensation Committee.

Stock Appreciation Rights.  The Compensation Committee also may grant SARs under the PEP.  A SAR gives the participant the right to receive the appreciation in value of one share of common stock of the Company.  Appreciation is calculated as the excess of (i) the fair market value of a share of common stock on the date of exercise over (ii) the price fixed by the Compensation Committee on the grant date, which may not be less than the fair market value of a share of common stock on the grant date.  SARs may be granted in connection with the grant of an option, in which case the exercise of the SARs will result in the surrender of the right to purchase the shares under the option as to which the SARs were exercised.  Alternatively, SARs may be granted independently of options.  Payment for SARs shall be made in Company stock.  SARs are exercisable at the time and subject to the restrictions and conditions as the Compensation Committee approves, provided that no SAR may be exercised more than ten (10) years following the grant date.

Performance-Based Awards.  When the Compensation Committee grants a restricted stock, restricted stock rights, performance share, performance unit or performance cash award, it may designate the award as a performance-based award.  Options and SARs granted pursuant to the PEP should, by their terms, qualify as performance-based awards.  Performance-based awards are designed to qualify for the “performance-based compensation” exception to the limitations on the deduction of compensation imposed by Section 162(m) of the Tax Code.  Section 162(m) of the Tax Code only applies to “covered employees” as that term is defined in Section 162(m) of the Tax Code (as described above).  Therefore, only covered employees (or those employees who the Compensation Committee reasonably believes could be covered employees in the near future) are eligible to receive awards that are designated as performance-based awards.  The Compensation Committee has complete discretion regarding whether to grant awards to covered employees that qualify for the “performance-based compensation” exception.  The Compensation Committee may, in its discretion, grant awards under the PEP to covered employees that do not qualify for the exception.

The payment of restricted stock, restricted stock rights, performance share, performance unit or performance cash awards that are designated as performance-based awards is contingent upon a covered employee’s achievement of pre-established performance goals during a specified performance period.  Performance goals are based on any one or more pre-established performance criteria.  The pre-established performance criteria are limited to the following: revenue; revenue growth; earnings (including earnings before interest, taxes, depreciation and amortization); operating income; pre- and after-tax income; cash flow earnings (before and after dividends); cash flow earnings per share (before and after dividends); net earnings; earnings per share; adjusted cash earnings; return on equity; return on capital (including return on total capital or return on invested capital); cash flow return on investment; return on assets or net assets; economic value added (or an equivalent metric); share price performance; total shareholder return; improvement in or attainment of expense levels; improvement in or attainment of working capital levels; total operating cost or operating cost per unit of output (megawatt hours); and improvements in, attainment of, or compliance with, various environmental standards.

Performance goals may be expressed in terms of overall Company performance, the performance of a division, affiliate or subsidiary or the performance of an individual.  Performance goals may be stated in terms of absolute levels or relative to another company or companies or to an index or indices.

With respect to any performance-based award granted to a covered employee that qualifies for the “performance-based compensation” exception to the Section 162(m) limitation, the Compensation Committee has the discretion to: select the length of the performance period, the type of performance-based awards to be issued, the kind and/or level of performance goal or goals and whether the performance goal or goals apply to the Company, an affiliate or subsidiary or any division or business unit of any of them, or to the individual participant or any group of participants.  The Compensation Committee has the discretion to decrease the amount of compensation payable pursuant to any performance-based award but may not increase the compensation payable pursuant to any performance-based award.

The performance criteria and other related aspects of the PEP will be subject to shareholder approval again in 2014 if (as is currently the case) shareholder approval is then required to maintain the tax-deductible nature of performance-based compensation under the PEP.

The maximum amount of any performance-based award (other than performance cash) that may be granted to a covered employee during any performance period is 500,000 shares of common stock or the equivalent cash value.

The maximum performance cash award payable to any covered employee for any performance period is 500,000 times the fair market value of a share of stock on the date on which the applicable performance period begins.

Restrictions

The Compensation Committee may impose such restrictions on any awards under the PEP as it may deem advisable, including restrictions under applicable federal securities law, under the requirements of any stock exchange upon which the Company’s common stock is then listed and under any blue sky or state securities law applicable to the awards.

Termination of Employment or Service

Awards granted under the PEP may be subject to special vesting and payment rules in the event of a participant’s termination of employment or service due to death, disability, retirement, impaction or change in control or due to voluntary or involuntary termination of employment for reasons other than impaction or cause.  These special rules are specified in the PEP for options, SARs, restricted stock rights, performance share and performance unit awards or in the award agreement for restricted stock and performance cash awards.

Non-transferability

The Compensation Committee may, in its sole discretion, determine the right of a participant to transfer any award granted under the PEP, provided that in no event may an award be transferred for value or consideration.  Unless otherwise determined by the Compensation Committee, no award granted under the PEP may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, otherwise than by will or by the laws of descent and distribution or pursuant to a domestic relations order (that would otherwise qualify as a qualified domestic relations order as defined in the Tax Code or Title I of the Employee Retirement Income Security Act of 1974, but for the fact that it relates to an award granted under the PEP), or, if applicable, until the termination of any restricted or performance period as determined by the Compensation Committee.

Amendment, Modification and Termination of PEP

Subject to the Board of Directors’ right to amend or terminate the PEP at any time, the PEP will remain in effect until all awards issued under the PEP expire, terminate, are exercised or are paid in full in accordance with the PEP provisions and any award agreement.  However, no award may be granted under the PEP after May 18, 2019.

The Board has discretion to terminate, amend or modify the PEP.  Any such action of the Board is subject to the approval of the shareholders to the extent required by law, regulation or the rules of any exchange on which Company stock is listed.  To the extent permitted, the Board may delegate to the Compensation Committee or the Chief Executive Officer the authority to approve non-substantive amendments to the PEP.  Except as otherwise provided in the PEP, neither the Board, the Chief Executive Officer nor the Compensation Committee may do any of the following without shareholder approval:  reduce the purchase price or exercise price of any outstanding award, including any option or SAR; increase the number of shares available under the PEP; grant options with an exercise price that is below fair market value of a share of Company stock on the grant date; reprice previously granted options; or cancel any option or SAR in exchange for cash or any other award or in exchange for any option or SAR with an exercise price that is less than the exercise price for the original option or SAR.

Tax Withholding

The Company and its affiliates have the power to withhold, or require a participant to remit to the Company, an amount sufficient to satisfy federal, state, and local withholding tax requirements on any award under the PEP.  To the extent that alternative methods of withholding are available under applicable laws, the Company and its affiliates will have the power to choose among such methods.

Federal Income Tax Consequences of the PEP

The following is a brief summary of certain of the Federal income tax consequences of certain transactions under the PEP based on Federal income tax laws in effect on January 1, 2011.  This summary is not intended to be exhaustive and does not describe state or local tax consequences.

As a general rule, a participant will not recognize taxable income with respect to any award at the time of grant.  If the participant receives a stock grant that is not subject to a substantial risk of forfeiture or if a participant who receives a restricted stock grant makes the election permitted by Section 83(b) of the Tax Code, the participant will recognize income on the award at the time of grant.

Upon exercise of a nonqualified stock option, the lapse of restrictions on restricted stock, or upon the payment of stock appreciation rights, restricted stock rights, stock grants that are not subject to a substantial risk of forfeiture, performance shares, performance units or performance cash, the participant will recognize ordinary taxable income in an amount equal to the difference between the amount paid for the award, if any, and the fair market value of the stock or amount received on the date of exercise, lapse of restriction or payment.  The Company will be entitled to a concurrent income tax deduction equal to the ordinary income recognized by the participant.

A participant who is granted an incentive stock option will not recognize taxable income at the time of exercise.  However, the excess of the stock’s fair market value over the option price could be subject to the alternative minimum tax in the year of exercise (assuming the stock received is not subject to a substantial risk of forfeiture or is transferable).  If stock acquired upon exercise of an incentive stock option is held for a minimum of two years from the date of grant and one year from the date of exercise, the gain or loss (in an amount equal to the difference between the sales price and the exercise price) upon disposition of the stock will be treated as a long-term capital gain or loss, and the Company will not be entitled to any income tax deduction.  If the holding period requirements are not met, the incentive stock option will not meet the requirements of the Tax Code and the tax consequences described for nonqualified stock options will apply.

Section 409A of the Tax Code became effective as of January 1, 2005.  If certain awards fail to comply with Section 409A, a participant must include in ordinary income all deferred compensation conferred by the award, pay interest from the date of the deferral and pay an additional 20% tax.  The award agreement for any award that is subject to Section 409A may include provisions necessary for compliance as determined by the Compensation Committee.  The Company intends (but cannot and does not guarantee) that awards granted under the PEP will comply with the requirements of Section 409A or an exception thereto and intends to administer and interpret the PEP in such a manner.

Special Rules Applicable to Officers

In limited circumstances where the sale of stock that is received as the result of a grant of an award could subject an officer to suit under Section 16(b) of the Securities Exchange Act, the tax consequences to the officer may differ from the tax consequences described above.  In these circumstances, unless a special election has been made, the principal difference usually will be to postpone valuation and taxation of the stock received so long as the sale of the stock received could subject the officer or director to suit under Section 16(b) of the Securities Exchange Act, but not longer than six months.

Tax Consequences to the Company or Its Subsidiaries

To the extent that an employee recognizes ordinary income in the circumstances described above, the Company or the subsidiary for which the employee performs services will be entitled to a corresponding deduction provided that, among other things, the income meets the test of reasonableness, is an ordinary and necessary business expense, is not an “excess parachute payment” within the meaning of Section 280G of the Tax Code and is not subject to the $1 million deduction limit for certain executive compensation under Section 162(m) of the Tax Code.

ADDITIONAL AMENDED PLAN BENEFITS INFORMATION

The following table provides information with respect to benefits received by or allocated to the following individuals and groups under the proposal to amend the PEP to increase the limit on the number of authorized shares of common stock of the Company that may be subject to full-value equity awards under the PEP by 1,680,000 shares (from 1,560,000 to 3,240,000 shares).

Proposed Amendment to Second Amended and Restated Omnibus Performance Equity Plan
Name and Position	Dollar Value	Number of Additional Shares Underlying Full-Value Equity Awards Under the Proposed Amendment to the PEP
CEO and Other Individuals Named in Summary Compensation Table	*	Aggregate of 1,680,000 for all participants
Executive Officer Group	*	Aggregate of 1,680,000 all participants
Non-Executive Officer Employee Group	*	Aggregate of 1,680,000 for all participants
Non-Executive Director Group	*	Aggregate of 1,680,000 for all participants

* Except as set forth below, it is not possible to provide information about specific type and amount of full-value equity award grants that may be made under the PEP in the future.  Accordingly, the amounts ultimately allocated are not determinable at this time.    In 2010, the following options and restricted stock rights (both of which vest over a three year period) were awarded under the Second Amended and Restated Omnibus Performance Equity Plan.

CEO and Other Individuals Named in Summary Compensation Table:

	Options		Restricted Stock Rights(2)
Name and Position	Number (#)	Exercise Price ($) (FMV on Grant Date)	Number (#)	Value on 12/31/10 ($)
J. E. Sterba(1) Chairman & Former Chief Executive Officer	0		0	—

P. K. Collawn President & Chief Executive Officer	38,000 20,000	12.22 12.40	30,284	394,298

C. N. Eldred Executive Vice President & Chief Financial Officer	25,000	12.22	10,543	137,270

A. A. Cobb Senior Vice President & Chief Administrative Officer	16,000	12.22	10,543	137,270

P.V. Apodaca Senior Vice President, General Counsel & Secretary	16,000	12.22	10,543	137,270

T.G. Sategna Vice President & Controller	6,800	12.22	3,028	39,425

(1)Mr. Sterba retired as CEO on March 1, 2010 and continues to serve as a Chairman following his retirement.  Thus, in 2010, Mr. Sterba was a member of two groups: executive officers and non-employee directors.  Mr. Sterba received no equity awards as an executive officer in 2010.  However, he did receive 4,000 restricted stock rights and 1,000 options in May 2010 as a non-employee director, which are included below in the total reported for all current non-employee directors as a group.

Current Executive Officers as a group:  During 2010, this group consisted of 6 employees and received a total of 121,800 options, and 69,150 performance-based, time-vested restricted stock rights.

All current non-employee directors as a group:  During 2010, this group consisted of nine non-employee directors and received a total of 9,000 options and 36,000 restricted stock rights.   Non-employee directors will each receive restricted stock rights with a grant date fair value of $55,000 as part of their annual retainer compensation for 2011.  See “Director Compensation” beginning on page 25 of this proxy statement.

All employees, including all current officers who are not executive officers, as a group:  During 2010, this group consisted of 121 employees and received a total of 451,308 options and 33,125 restricted stock rights.

(2)Performance-based restricted stock rights were awarded in 2010 and vest over a three year period beginning on the March 4, 2011 determination that the awards were earned at the near maximum levels shown above.  The value shown above is based on the closing price of $13.02 for our common stock, as quoted on the NYSE on December 31, 2010.  See the PS1 awards shown in the Grants of Plan-Based Awards table on page 59, and footnotes (3) and (4) of the Outstanding Equity Awards at 2010 Fiscal Year-End table on page 60.

Your Board of Directors recommends a vote FOR this proposal to approve the amendment to the Performance Equity Plan.

PROPOSAL 4:  ADVISORY VOTE ON COMPENSATION OF NAMED EXECUTIVE OFFICERS (“SAY-ON-PAY”) (PROPOSAL 4 ON YOUR PROXY CARD)

 Shareholders will be given the opportunity to vote on the following advisory resolution (commonly referred to as “Say-on-Pay”):

“RESOLVED, that the shareholders of PNM Resources, Inc. approve, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed in the PNM Resources, Inc. 2011 proxy statement pursuant to the compensation disclosure rules of the SEC (which disclosure includes the Compensation Discussion and Analysis section, the compensation tables and the accompanying footnotes and narratives within the Executive Compensation section of the proxy statement).”;

Background on Proposal

In accordance with the Dodd-Frank Act (and related SEC rules), shareholders are being given the opportunity to vote at the Annual Meeting on this advisory resolution regarding the compensation of our NEOs.

As described in the Compensation Discussion and Analysis, which begins below on page 41, we believe attracting, motivating and retaining talented executives is critical to our achievement of the Company’s financial and strategic objectives.  Our executive compensation program is designed with that premise in mind.  The Company’s basic philosophy is that our NEOs should be paid for performance, as determined by a combination of individual, business unit and corporate performance measures.  For a comprehensive description of our executive compensation program, philosophy and objectives, including the specific elements of executive compensation that comprised the program in 2010, please refer to the Compensation Discussion and Analysis.  The Summary of NEO Compensation, including the Summary Compensation Table and other executive compensation tables (and accompanying narrative disclosures) that follow the CD&A, beginning on page 51, provide additional information about the compensation that we paid to our NEOs in 2010.

Effects of Advisory Vote

Because the vote on this proposal is advisory in nature, it will not affect any compensation already paid or awarded to our NEOs and will not be binding on the Board or the Compensation Committee.  However, the Compensation Committee will consider the outcome of the vote when making future executive compensation decisions.

The Board of Directors unanimously recommends a vote FOR approval of the resolution set forth above regarding the compensation of our named executive officers.

PROPOSAL 5:  ADVISORY VOTE ON FREQUENCY OF FUTURE “SAY-ON-PAY” ADVISORY VOTES.  (PROPOSAL 5 ON YOUR PROXY CARD)

Shareholders will be given the opportunity to vote on the following advisory resolution:

“RESOLVED, that shareholders shall be given the opportunity to vote on an advisory resolution regarding the compensation of the Company’s named executive officers (vote for one alternative only):

•      every year;

•      every two years;

•      every three years; or

•      abstain from voting on this matter.”

Background on Proposal

In accordance with the Dodd-Frank Act and related SEC rules, shareholders are being given the opportunity to vote at the Annual Meeting on an advisory resolution regarding the compensation of our NEOs.  See Proposal 4 above on page 39.  The Dodd-Frank Act and applicable SEC rules also require that, at least once every six years, shareholders be given the opportunity to vote on the advisory resolution set forth above regarding the frequency of future shareholder advisory votes on the compensation of our NEOs.

Shareholders may vote to recommend that future shareholder advisory votes on the compensation of our NEOs be held every year, every two years, every three years, or abstain from voting on this matter.  The Board of Directors currently believes that future shareholder advisory votes on the compensation of our NEOs should occur every year.  There are advantages and disadvantages associated with each of the frequencies permitted under the Dodd-Frank Act and applicable SEC rules.  The Board’s current position is based on, among other things, the following factors:

•                  that the frequency of say-on-pay votes be held annually because compensation decisions are made annually, and shareholders should have an annual opportunity to vote on such decisions;

•                  that recommending an annual vote to shareholders is consistent with good governance and will contribute to a positive shareholder relationship;

•                  annual say-on-pay provides the highest level of accountability and direct communication by enabling the vote to correspond to the information presented in the proxy statement for the annual shareholders’ meeting; and

•                  there is real time disclosure and shareholder feedback associated with annual voting.

Effects of Advisory Vote

Because the vote on this proposal is advisory in nature, it will not be binding on the Board of Directors.  However, the Board of Directors will consider the outcome of the vote along with other factors when making its decision about the frequency of future shareholder advisory votes on the compensation of our NEOs.

The Board of Directors unanimously recommends that shareholders vote in favor of holding future shareholder advisory votes on the compensation of our named executive officers every year.

EXECUTIVE COMPENSATION

COMPENSATION DISCUSSION AND ANALYSIS

The following Compensation Discussion and Analysis (“CD&A”) should be read together with the Summary Compensation Table and other tables that are presented beginning on page 51.  Please note that this CD&A contains information about our corporate goals as well as certain individual goals and performance targets.  We have included this information for the limited purpose of enabling investors and other readers of this CD&A to better understand our executive compensation philosophy, policies, programs, and practices.  This information should not be understood to represent our management’s estimates, or our future results or other guidance, and we specifically caution investors and other readers not to apply this information to other contexts.

Executive Summary

This CD&A seeks to provide shareholders with a better understanding of our compensation philosophy, core principles and decision-making process.  It also explains the compensation-related actions taken with respect to 2010 compensation for our Named Executive Officers (NEOs).  Based on 2010 positions and compensation levels, our NEOs are:

•        Jeffry E. Sterba, Chairman and Former Chief Executive Officer (Retired)

•        Patricia K. Collawn, President and Chief Executive Officer

•        Charles N. Eldred, Executive Vice President and Chief Financial Officer

•        Alice A. Cobb, Senior Vice President and Chief Administrative Officer

•        Patrick V. Apodaca, Senior Vice President, General Counsel and Secretary

•        Thomas G. Sategna, Vice President and Controller

The Compensation Committee is composed entirely of independent directors and is responsible for approving and overseeing our executive compensation philosophy, policies and programs.  The Compensation Committee has a written executive compensation philosophy statement, which details the objectives of our executive compensation program.  The Compensation Committee annually reviews the executive compensation process, and if appropriate, revises the compensation philosophy statement.  For 2010, there were no changes to the compensation philosophy statement.  The Compensation Committee seeks to promote a competitive executive compensation program that enhances shareholder value, pays for performance based on the achievement of corporate and business unit goals, links corporate performance to the interests of our shareholders, recognizes and rewards outstanding individual performance, and attracts and retains highly qualified and motivated executives.

In February of 2010, the Compensation Committee approved salary increases for some NEOs, as described in more detail below in the “Base Salary” section of the “Elements of Executive Compensation” discussion.  The salary increases for the NEOs were consistent with increases, as a percent of salary, for other similarly positioned executives within the PNMR Peer Group identified on page 45, and the Towers Watson U.S. CDB Energy Services Executive Database, which includes data on approximately 100 utility and energy companies.

Compensation Philosophy:  The Company’s compensation strategy is grounded in pay-for-performance for all compensation types.  Our compensation programs are designed to attract, motivate, and retain highly qualified executives responsible for achieving the Company’s financial and non-financial objectives and creating shareholder value.  The Committee’s and the Company’s compensation philosophy is that Total Direct Compensation (TDC) will vary with performance in achieving Company financial and non-financial objectives, and that any long-term incentive compensation will be closely aligned with shareholders’ interests.  This philosophy applies to all PNMR employees, with a more significant level of variability and compensation at risk for management and executive officers.

2010 Performance Goals:  In an effort to maintain alignment of the interests of executive officers and the Company’s strategic priorities, new performance goals were established in 2010.  Due to the recent weak economic climate and the Company’s performance, changes were made to emphasize financial growth and stability in earnings per share, FFO/Debt Ratio and strategic performance goals related to employee safety and customer satisfaction.  These goals are discussed in more detail on page 56.

2010 Performance:  Overall, during 2010 the Company performed well relative to its short-term and long-term goals.   The Officer Incentive Plan (OIP) and the Long-Term Incentive Plan (LTIP) paid awards above target, which correlates with the Company’s strong performance compared to established goals.  The factors influencing the Company’s performance were a stronger regulatory framework of its regulated utilities and the performance of our subsidiary, FCP Enterprises, Inc. and subsidiaries (FCP).  The payouts are reflective of overall goal attainment.  The short-term goals and achievements are detailed on page 56, and the long-term goals and achievements are detailed on page 58.

CEO Transition:  During the first quarter of 2010, Mr. Sterba transitioned from Chairman and Chief Executive Officer to Chairman of the Board due to his retirement effective March 1, 2010.  Ms. Collawn was selected by the Board to serve as President and Chief Executive Officer (CEO).  Ms. Collawn had previously served as the President and Chief Operating Officer (COO) of the Company.  Ms. Collawn brings more than 19 years of utility experience to the job, having served in positions of CEO, COO, and various president and vice president roles at PNM Resources, Inc. and at other publicly-held utilities.

Corporate Governance:  The Company and the Compensation Committee continue to monitor corporate governance “best practices” and give consideration to incorporating them into processes and decision-making, as appropriate.

The Company believes that its compensation policies and practices for its employees, including NEOs, do not create risks that are reasonably likely to have a material adverse effect on the Company.

Pursuant to Section 951 of the Dodd-Frank Act and SEC regulations, the Company’s shareholders will have the opportunity to cast an advisory “Say-on-Pay” vote on executive compensation, as well as on the frequency of future Say-on-Pay votes.  These proposals are included beginning on page 39.

To maintain alignment between our NEOs and shareholders, we continue to provide equity based compensation as well as maintaining stock ownership guidelines at levels consistent with the PNMR Peer Group and comparable positions within similarly situated companies based on current competitive benchmarks.  The Compensation Committee believes rewarding our NEO’s with equity compensation aids in retention and is in the best interests of the company, our customers, and our shareholders by fostering continuous employment of our key management employees.  Our stock ownership guidelines are an effective tool that aligns our key management employees to our shareholders and promotes long-term growth.  The stock ownership guidelines are described in detail on page 49.

Administration and Resources

Roles of the Compensation Committee, Board of Directors, and Executive Officers:  Pursuant to its role as assigned by the Board of Directors, the Compensation Committee is primarily responsible for the design and administration of our executive compensation program.  Additionally, our Board, our executive officers, and an independent compensation consultant play a role.  The Compensation Committee establishes and periodically reviews all elements of our executive compensation program.  The ultimate responsibility for determining the level of compensation paid to each of our NEOs, other than our CEO and our Corporate Controller, is held by the

Compensation Committee.  The compensation of our Corporate Controller is determined similarly to our other NEOs, except final determination of Mr. Sategna’s base salary is made by our CEO and with the recommendation from the Chief Financial Officer.  The Compensation Committee makes a recommendation to our independent directors regarding the level of our CEO’s compensation, and the final decision is made by the independent directors (a group that includes but is not limited to the members of the Compensation Committee).  The full Board, based on the recommendations of the Compensation Committee, approves all equity compensation plans and equity awards for our NEOs.

In setting (or recommending in the case of our CEO) specific compensation levels, the Compensation Committee considers the CEO’s evaluation of the other NEOs and the self-evaluations prepared by the CEO and each NEO.  The business unit performance goals are drafted by our executive officers and reviewed by our CEO.  After making any changes considered appropriate, the CEO then recommends the corporate-level performance goals to the Compensation Committee for approval.  Our CEO also provides regular input to the Compensation Committee with respect to the overall structure of our executive compensation program, including how the program can be effectively aligned with the Company’s financial and strategic objectives.  The final decisions rest with the Compensation Committee.

Effective as of January 1, 2011, the former Board Governance and Human Resources Committee (BGHRC) was divided into two separate committees, the Compensation and Human Resources Committee (Compensation Committee) and the Nomination and Governance Committee.  In connection with the committee realignment, the Board assigned the executive compensation-related roles and responsibilities described above (which were performed by the BGHRC during 2010) to the Compensation Committee on a going-forward basis.  As a result, in the context of decisions made or actions taken during 2010, all references in this CD&A to “Compensation Committee” should be construed to refer to the BGHRC.

Role of the Independent Compensation Consultant:  Pursuant to its Charter, the Compensation Committee engages an independent compensation consultant whose services include:  providing peer group and market compensation data, providing information on trends and regulatory issues affecting executive pay, performing competitive market analyses, recommending compensation program and plan changes, and recommending executive officer compensation structure and levels.  Independent of management, the Compensation Committee has selected and retained (at the Company’s expense) an independent compensation consultant, PRM Consulting Group (“PRM”).  PRM advises the Compensation Committee, as requested, on all matters relating to executive compensation and our executive compensation programs.

Most importantly, PRM’s primary role is to advise the Compensation Committee regarding the mix of compensation paid by our executive compensation program, as well as the compensation levels of individual NEOs, and specifically assists in evaluating the compensation levels of the CEO.  In 2010, PRM completed a benchmarking analysis utilizing the PNMR Peer Group and comparable positions within similarly situated companies based on current competitive benchmarks.  The benchmarking analysis is especially used to help the Compensation Committee compare pay versus performance trends between the Company and the PNMR Peer Group and other public survey data.  PRM uses the compensation data from the PNMR Peer Group and other public survey data to calculate the following.

1.     Median Total Cash Compensation (TCC) for each NEO’s position

2.     Median Total Direct Compensation (TDC) for each NEO’s position

3.     Average Total Cash Compensation (TCC) for the NEO group

4.     Average Total Direct Compensation (TDC) for the NEO group

The Compensation Committee uses these figures to compare the TCC and TDC paid to our NEOs (both individually and as a group) to similar types and elements of compensation paid to NEOs by the PNMR Peer Group and comparable positions within similarly situated companies based on current competitive benchmarks.  The Towers Watson U. S. CDB Energy Services Database is used for the calculation of TCC and TDC after determining the appropriate peer organizations and reviewing for data anomalies.  The compensation data for each NEO is then calculated through a regression analysis, a formulaic statistical technique that considers the relationship between revenues and compensation that is used to normalize the compensation data.  PRM validates the outcomes of the regression analysis and then advises the Compensation Committee.

On occasion, representatives of PRM interact with members of management, but all PRM services are provided and performed at the request of and pursuant to instructions provided by the Compensation Committee.  None of the NEOs are present during the Compensation Committee’s discussions with PRM regarding his or her individual compensation.

Other Resources Used by the Compensation Committee:  In addition to its review of the performance of the Company and the individual performance of our NEOs, the Compensation Committee uses a number of other tools and resources in administering our executive compensation program and determining the compensation paid to our NEOs.  In 2010, these other tools and resources included:  PRM’s analysis of Total Direct Compensation relative to PNMR’s performance compared to peer compensation and their performance, published surveys including the Towers Watson U.S. CDB Energy Services Database, comparison data regarding indirect compensation from the U. S. Chamber of Commerce Employee Benefits Survey, and the Towers Watson Survey of Perquisites and Supplemental Benefits.  In 2010, the Compensation Committee also received a benchmarking report from Pay Governance, prepared at the request of management, reviewing direct compensation for the Company’s officers including our NEOs.  Tally sheets were created for each NEO to summarize actual pay by component.

PNMR Peer Group:  In 2010, after review, the Compensation Committee decided to maintain the existing PNMR Peer Group.  The make-up of the PNMR Peer Group was reviewed based on the following criteria:

1.               ownership structure (publicly-traded),

2.               business focus (electric utility and energy companies),

3.               size (between one-half and three times the Company’s size in terms of revenues and market capitalization),

4.               organizational structure (number of employees),

5.               operational characteristics (nuclear generation ownership, multi-state regulated utilities, and deregulated competitive energy businesses), and

6.               likely competition for executive talent.

Our peer group consists of 14 companies that the Compensation Committee believes will provide the most relevant comparison data for its consideration in making decisions about the compensation of our NEOs.  The table below lists the companies that continue to make up the PNMR Peer Group.

PNMR PEER GROUP

Alliant Energy Corporation	Unisource Energy Corporation
Black Hills Corporation	Westar Energy, Inc.
El Paso Electric Company	Wisconsin Energy Corporation
Great Plains Energy, Inc.	Cleco Corporation
NV Energy, Inc.	DPL, Inc.
Pinnacle West Capital Corporation	Hawaiian Electric Industries, Inc.
TECO Energy Corporation	NSTAR

Philosophy and Objectives of Our Executive Compensation Program

Our long-term success depends upon our ability to provide reliable energy and services to our customers and invest wisely for present and future shareholder return.  Achievement of these outcomes depends upon our success in attracting, motivating, and retaining highly talented professionals.  For these reasons, the Compensation Committee seeks to promote an executive compensation program that supports the overall objective of enhancing shareholder value and is based on principles designed to:

•        pay our NEOs for performance based on corporate and business unit measures,

•        provide compensation that is competitive,

•        link corporate compensation goals to the interests of our shareholders,

•        recognize and reward outstanding individual performance, and

•        attract and retain highly qualified and motivated executives.

The Compensation Committee also considers other objective and subjective factors in determining the compensation of our NEOs including:  each NEO’s qualifications, experience and expertise; our financial and operating results; the need to balance short-term operational and long-term strategic goals; maintaining competitiveness in the market for executive talent; and other objective or subjective factors deemed relevant by the Compensation Committee at the time of its determination.  The relative importance of these factors may vary from year to year and from NEO to NEO.

The Compensation Committee evaluates each component of pay in the context of each NEO’s total compensation.  For example, if the Compensation Committee increases an NEO’s base salary, it also considers the resulting impact on short-term and long-term performance-based incentive compensation levels and benefits compared with market data and those of similar positions within the PNMR Peer Group and comparable positions within similarly situated companies based on current competitive benchmarks.

Elements of Executive Compensation

Our executive compensation program is designed to maintain an appropriate and competitive balance between fixed and variable incentives.  The program consists of three core elements that comprise TDC — base salary, short-term incentive awards, and long-term incentive awards — that are structured as a coherent set of incentives to achieve strategic and operational performance goals.  This structure includes both specific and quantitative goals as well as qualitative factors such as individual NEO performance and broad market factors affecting the industry.  Consequently, the Compensation Committee does not apply a rigid formula in allocating each NEO’s total compensation, since rigid formulas ignore the ever-changing environment within which the Company operates.  Instead, the Compensation Committee sets targets for each element separately at an approximate median range, and then makes appropriate adjustments based on changes within the PNMR Peer Group, comparable positions within similarly situated companies based on current competitive benchmarks, individual NEO performance, and future value to the Company.  Descriptions of these elements begin on page 51.

In addition to establishing the appropriate elements and levels of pay, the Compensation Committee determines the appropriate mix of pay by element.  The charts below show the mix of pay for 2010 for the CEO and the average mix of pay for the Senior Vice Presidents (SVPs).  Based on the mix of pay, a significant portion of our NEOs’ pay is linked to the long-term success of the Company via our Long-Term Incentive Plan (LTIP).

Base Salary:  Base salary is paid to compensate an NEO for effectively discharging the duties and responsibilities of his or her position.  The Compensation Committee sets the NEO’s base salary by considering a variety of factors, including but not limited to:

•        scope of responsibilities,

•        previous experience,

•        individual performance,

•        base salaries for comparable NEOs within the PNMR Peer Group,

•        published compensation surveys and proprietary survey data, and

•        recommendations from the Compensation Committee’s independent compensation consultant.

The Compensation Committee considers all of these factors in arriving at a salary level.  Salary adjustments are based on trends within the PNMR Peer Group and comparable positions within similarly situated companies based on current competitive benchmarks, the Company’s performance, internal pay equity among the NEOs, and the Compensation Committee’s evaluation of the NEO’s performance.  Performance is primarily measured on the basis of corporate and individual goals published on the corporate and business unit scorecards, which include leadership competencies and objective and subjective goals established at the beginning of each year.

NEO base salaries were frozen by the Compensation Committee in 2008 and 2009 based on economic challenges facing the Company.  The freeze was lifted for 2010 based on improved Company performance.  Base salaries for our CEO and senior officers were frozen for 2011 based upon management’s recommendation.

Short-Term Incentive Awards:  Our OIP provides short-term cash incentives to reward our NEOs for the achievement of annual financial and operating goals.  Our philosophy is to set the OIP award opportunities to approximate the median of similar award opportunities for comparative NEOs within the PNMR Peer Group and comparable positions within similarly situated companies based on current competitive benchmarks.  The 2010 performance goals are described beginning on page 56.

Challenges facing the Company, our industry, and the economy in general prompted the Compensation Committee to limit OIP awards from 2007 through 2010.  Based on the recommendation of management, the Compensation Committee eliminated awards in 2007 and lowered the award opportunity from 2008 through 2010.  The target award opportunities were reduced to near 20% of median in 2008, 50% of median in 2009, and 90% of median in 2010, as compared to NEOs within the PNMR Peer Group and comparable positions within similarly situated companies based on current competitive benchmarks.  The Company and individual NEOs achieved their 2010 performance goals at above-target levels.  As a result of our improved performance, our NEOs received improved payouts under the 2010 plan.

For 2011, the Compensation Committee has established annual financial and operating goals with Company award opportunities returned to pre-2007 levels, now approximating the median level of the PNMR Peer Group and  comparable positions within similarly situated companies based on current competitive benchmarks.  The chart below details the Company’s eight-year historical short-term targets and payout percentages versus the eight-year average target award and eight-year actual award.  The chart shows the comparison of the eight-year average Actual Award versus the Target Average.  The chart also details by year the Actual Award versus Target for 2003 through 2010.  This chart graphically represents the eliminated or reduced payouts and targets from 2007 through 2010 for all short-term awards described above.

Long-Term Equity and Cash Incentive Awards:  Our LTIP is designed to reward our NEOs for achieving and sustaining specified levels of financial performance over a time period of at least one year and vests over a three year period.  The vesting period provides opportunity for the stock price to increase or decrease based on company performance.  This incents recipients to work towards achievement of company objectives over the entire vesting period.  It is also designed to align the objectives of our NEOs with the interests of our shareholders, support our retention efforts, and promote the achievement of our long-term performance goals.  For 2010, the Compensation Committee renewed the LTIP, maintaining the metric of Adjusted Cash Earnings for the cash and restricted stock portions of the plan.

The 2010 LTIP award mix was performance-based restricted stock rights (40%); performance cash awards (40%); and stock option grants (20%).  The 2011 LTIP was granted in three forms, allocated as follows:  performance shares (60%); performance cash awards (10%); and time-vested restricted stock rights (30%).

For the 2010 performance period, the Company and our NEOs achieved the prescribed goal of Adjusted Cash Earnings at near maximum levels, resulting in near maximum level awards and payments.  The performance goals that relate to our 2010 long-term incentive award opportunities are described beginning on page 57.

The 2011 LTIP adopted by the Compensation Committee marks the beginning of a transition to a more prevalent 3-year performance period versus the current 1-year performance period by making LTIP grants with 1-year, 2-year and 3-year performance periods based on two performance measures:  TSR (based on Company performance compared to the 50th percentile of the S&P Midcap 400 Utilities Index) and FFO/Debt Ratio (based on targets determined by the Board based on the Company’s annual operating plan), weighted at 60%/40%, respectively.   Award opportunities for the first year of the transition cycle are being reduced to approximately 67% of median opportunities compared to the PNMR Peer Group and comparable positions within similarly situated companies based on current competitive benchmarks, and are designed to return towards the median upon completion of the 3-year transition.

The Compensation Committee determined it was prudent to change the award mix for 2011.  Stock options were replaced in the 2011 LTIP by time-vested restricted stock awards in order to create a plan design competitive with the PNMR Peer Group and comparable positions within similarly situated companies based on current competitive benchmarks.  The Committee approved the 2011 LTIP mix to be performance shares (60%); performance cash awards (10%); and time-vested restricted stock rights (30%).  Our LTIP award opportunities are generally set to approximate the median of similar award opportunities for comparative NEOs within the PNMR Peer Group and comparable positions within similarly situated companies based on current competitive benchmarks, as reported in the published surveys described on page iv of the Glossary.

In conjunction with the adopted change from options to time-vested restricted stock awards, the Company will request approval from shareholders in May 2011 to increase the sublimit of full-value equity awards available under the PEP.  See Proposal 3 beginning on page 32 of the proxy statement.

Retirement Benefits and Deferred Compensation:  Our NEOs participate in the Company’s Retirement Savings Plan (a broad-based 401(k) plan referred to as RSP) and either a non-qualified supplemental deferred compensation plan (the ESP II — runs side-by-side with the RSP) or an alternative plan (the After-Tax Plan).  These programs are described in more detail on page 65.

Supplemental Benefits:  In order to competitively attract and retain key executive talent, our NEOs receive certain reasonable supplemental benefits that make up a very small component of their TDC.  These supplemental benefits include:  Company-paid premiums for life, long-term care, and disability insurances, executive spending accounts (e.g., personal financial management and estate planning services), and certain other limited perquisites and personal benefits (e.g., relocation expenses, if applicable).  The supplemental benefits are detailed in the tables and footnotes of the Summary Compensation Table on page 52.

Potential Severance Benefits:  The Company offers severance benefits to our NEOs to mitigate the possible difficulty they might have finding comparable employment, within a reasonable period of time, following a separation from service.  Under our Severance Plan, benefits are only payable if the NEO’s position is eliminated through no fault of his or her own.  The Severance Plan and related benefits are described in more detail in the tables and related footnotes on page 68.

Potential Change in Control Benefits:  The Company also recognizes that, as is the case with many publicly-held corporations, the possibility of a Change in Control may exist.  The possibility of a Change in Control, and the uncertainty and the questions that it may raise, may result in the departure or distraction of key management to the detriment of the Company (and our shareholders) and its ability to continue to provide efficient and reliable utility services to its customers.  The Company and the Compensation Committee have determined that appropriate steps should be taken to reinforce and encourage the continued attention and dedication of the Company’s key management to their assigned duties and to facilitate recruitment of future employees without distraction in the face of potentially troubling circumstances arising from the possibility of a Change in Control of the Company.  The Company and the Compensation Committee have also concluded that one of the necessary steps is to provide competitive and fair compensation and benefits to employees terminated under these circumstances through our Retention Plan.  The Change in Control benefit is detailed on pages 70 through 72.

This Retention Plan also provides our NEOs with benefits if their employment is terminated, under certain circumstances, within 24 months following a Change in Control of the Company.  The purpose of our Retention Plan is to better align our NEO’s interests with the interests of our shareholders and to provide our NEOs with reasonable protection from loss of employment resulting from a Change in Control.  The provision of benefits pursuant to the Retention Plan also facilitates our recruitment and retention of talented NEOs by providing reasonable and expected protections.  Our Retention Plan and Change in Control benefits are described in more detail in the tables and related footnotes on pages 70 through 73.

NEO Agreements Impacting Compensation:  In 2003, we provided additional benefits to Mr. Sterba pursuant to a Retention Agreement.  As a result of the retention agreement, Mr. Sterba earned a $1.6 million retention bonus for continuing to work as our CEO through March 1, 2010.  The bonus was payable in two equal installments.  The Company paid the second and final installment on March 1, 2011.

Stock Ownership Guidelines:  Our stock ownership guidelines provide that each NEO should own our common stock having a value equal to a specified multiple of the officer’s base salary.  The multiples range from one (1) to five (5) times base salary, depending upon the position of the NEO.  Each officer is required to retain at least 75% of any after-tax shares he or she receives from restricted stock awards or under our LTIP until he or she has achieved the guideline multiple.

The Compensation Committee believes these guidelines further align the interests of NEOs with the interests of our shareholders by ensuring our NEOs have a significant long-term stake in the Company and are subject to the risks of equity ownership.  The current requirements are five (5) times base salary for Ms. Collawn; three (3) times base salary for Mr. Eldred, Ms. Cobb, and Mr. Apodaca; and one (1) time base salary for Mr. Sategna.  The Compensation Committee reviews compliance with the stock ownership requirements on an annual basis, and did so most recently at its July 19, 2010, Compensation Committee meeting.  As of that date, none of the NEOs had met the Stock Ownership Requirements.  Given the short tenure of many of the Company’s NEOs, the Compensation Committee believes the NEOs and other executives are making good progress towards achieving the holding guidelines.  If the executive officer’s required level of stock ownership has been met, the executive officer may sell any additional shares owned during authorized trading periods.  The current holdings of each NEO are shown on page 59.

Impact of Tax and Accounting Requirements:  The Compensation Committee evaluates costs, cash flow implications, and the deductibility of compensation to maximize finance efficiencies.  Furthermore, in the context of our “covered employees” (as defined in Section of 162(m) of the Tax Code), the  Compensation Committee

considers the objective of having the incentive-based compensation components qualify for the performance-based compensation exception to the limits on the deductibility of compensation imposed by Section 162(m).

Section 162(m) generally limits the Company’s income tax deduction for compensation paid to the covered employees to $1 million.  Compensation that qualifies for the performance-based compensation exception is not subject to this limitation.  Generally, in order to qualify for the performance-based compensation exception, the payment of the compensation must be contingent on the achievement of certain objective performance goals.  The Compensation Committee has endeavored to qualify certain components of our executive compensation program for the performance-based compensation exception.  However, the Compensation Committee may choose to forego the deductions on occasion, if it determines such action to be in the best business interest of the Company to recognize and motivate executive officers as circumstances warrant.  In 2010, we paid our NEOs in total, a sum less than $250,000 that may not be deductible for tax purposes, resulting in a lost tax deduction (if any) that is not material to the Company.  In addition, when determining whether to offer a particular form of equity compensation to executives, the Compensation Committee takes into consideration the accounting implications associated with that form of compensation.  Traditionally, accounting-related considerations have not had a significant impact on the Compensation Committee’s decisions about the total compensation of our NEOs or the structure of our executive compensation program.  Likewise, although the Compensation Committee considers the personal tax implications for our NEOs of different forms of compensation in designing our executive compensation program (and individual plans), such considerations have not materially impacted the Compensation Committee’s ultimate decisions about executive compensation.

Adjustments for Certain Items

Consistent with past practice and based on criteria determined at the beginning of the performance period, the Compensation Committee may adjust the performance measures underlying certain compensation awards made to eliminate the effects of certain items.  The adjustments are intended to ensure that award payments are based on the underlying growth of the core business and are not artificially inflated or deflated due to such eliminated items in the award year.  The adjustments made for 2010 award calculations are reflected in the definitions of Adjusted Cash Earnings, FFO/Debt Ratio, and Incentive EPS set forth in the Glossary beginning on page ii.  These defined terms are used solely for measuring performance for compensation purposes and have no effect on, and are not necessarily identical to, any earnings outlook or guidance that may be announced by the Company.

COMPENSATION AND HUMAN RESOURCES COMMITTEE REPORT

ON EXECUTIVE COMPENSATION

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis with the Company’s management and, based on such review and discussion, recommended to the Board of Directors its inclusion into the 2011 Proxy Statement for submission to all shareholders.

The Compensation Committee is pleased to submit this report to the Company’s shareholders.

Members of the Compensation Committee:

Compensation and Human Resources Committee (Current)	Board Governance and Human Resources Committee (Prior to 1/1/2011)
Joan B. Woodard, Chair	Joan B. Woodard, Chair
Julie A. Dobson	Bonnie S. Reitz, Immediate Past Chair
Manuel T. Pacheco	Julie A. Dobson
Donald K. Schwanz	Manuel T. Pacheco

SUMMARY OF NEO COMPENSATION

Analysis of 2010 NEO Compensation

Base Salary:  The 2010 Base Salaries for all NEOs (except Mr. Sterba) were approved in February of 2010.  These 2010 base salary rates were set within the target competitive ranges for the NEOs’ respective positions and were established as such after consideration of the market data for the executive officers’ respective job functions, the executive officers’ prior compensation levels, experience in their respective fields and with our Company, past and potential contributions, demand for skill sets in the marketplace, and our desire to retain these individuals.

NEO BASE SALARY

NEO	Base Salary
Jeffry E. Sterba	$244,010
Chairman and Chief Executive Officer (1/1/10 to 3/1/10)
Patricia K. Collawn	$575,000
President and Chief Executive Officer
Charles N. Eldred	$400,000
Executive Vice President and Chief Financial Officer
Alice A. Cobb	$300,000
Senior Vice President and Chief Administrative Officer
Patrick V. Apodaca	$260,000
Senior Vice President, General Counsel and Secretary
Thomas G. Sategna	$213,000
Vice President and Controller

The Board approved freezing NEO salaries for 2011 at the above salary levels per management’s request except for Mr. Sategna, who received an increase of 4%.  This moves his base compensation to $221,520 for 2011.

Summary of  Executive Compensation

The table below summarizes the total compensation paid to or earned by our NEOs for the years ended December 31, 2010, 2009, and 2008.  We have not entered into employment agreements with any of our NEOs, except for a Retention Agreement with Mr. Sterba.

SUMMARY COMPENSATION TABLE

(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
Name and Principal Position	Year	Salary ($) (2)	Bonus ($) (3)	Stock Awards ($) (4)	Option Awards ($) (5)	Non-Equity Incentive Plan Compensation ($) (6)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($) (7)	All Other Compensation ($) (8)	Total ($)
Jeffry E. Sterba, Chairman and Chief Executive Officer (Retired)	2010(1)	442,343	800,000	45,000	3,170	—	(19,175)	1,431,196	2,378,402
	2009	874,067	—	515,218	173,800	1,487,422	71,924	409,745	3,532,176
	2008	830,288	—	429,238	129,921	—	—	361,317	1,750,764
Patricia K. Collawn, President and Chief Executive Officer	2010	551,635	—	242,090	177,700	1,229,174	—	268,924	2,469,523
	2009	456,926	—	214,101	152,080	565,422	—	533,154	1,921,683
	2008	440,003	—	128,400	16,193	—	—	586,802	1,171,398
Charles N. Eldred, Executive Vice President and Chief Financial Officer	2010	419,231	—	84,450	76,250	525,647	—	331,313	1,436,891
	2009	434,615	—	133,837	63,200	486,420	—	235,706	1,353,778
	2008	419,231	—	89,719	10,655	60,000	—	171,512	751,117
Alice A. Cobb, Senior Vice President and Chief Administrative Officer	2010	297,846	—	84,450	48,800	433,147	—	267,925	1,132,168
	2009	303,231	—	105,814	45,820	308,466	—	217,686	981,017
	2008	292,000	—	72,630	7,991	50,000	—	195,613	618,234
Patrick V. Apodaca , Senior Vice President , General Counsel & Secretary	2010	255,000	—	84,450	48,800	396,147	—	79,414	863,811
Thomas G. Sategna, Vice President and Corporate Controller	2010	228,038	—	24,209	20,740	166,466	(9,415)	77,090	507,128

(1)          2010 Compensation for J. Sterba includes compensation as a non-employee director totaling $246,503.  The total non-employee director compensation was $198,333 in cash, $45,000 in restricted stock and $3,170 in stock options.

(2)          2010 salary amounts include cash compensation earned by each NEO during 2010 as well as any amounts earned in 2010 but contributed into the Retirement Savings Plan (RSP), the ESP II, or the After-Tax Plan (as applicable).  The 2010, 2009, and 2008 salary amounts include the following amounts received for the sale of paid time off hours or the payout of paid time off hours due to retirement detailed in the table below:

PAID TIME OFF SALE BY YEAR

Name	2010 ($)	2009 ($)	2008 ($)
J. Sterba	105,126	58,875	45,288
C. Eldred	19,231	19,231	19,231
T. Sategna	16,385	—	—

(3)                Mr. Sterba’s retention agreement provided an $800K cash award for remaining PNMR’s CEO through March 1, 2010.  Mr. Sterba retired on March 1, 2010, and the remaining award was paid on March 1, 2011.

(4)                Represents the grant date fair value of all stock awards calculated in accordance with FASB ASC Topic 718.  For 2010, the amount indicated is the aggregate grant date fair value of all grants of performance-based restricted stock rights granted in February 2010 based on target performance, which the Company considered the probable outcome on the grant date.   The assumptions used in determining the grant date fair value of stock awards are set forth in Note 13 of the consolidated financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2010.  The actual cash value that the NEO may realize on the vesting of the restricted stock or performance shares will depend on the number of shares that ultimately vests, the market price of our common stock at the date of vesting, and, ultimately, the value received by the employee on the sale of the stock.  Restricted stock rights awards vest over a three-year period.  As discussed above, the Company’s Adjusted Cash Earnings in 2010 made the NEOs eligible to receive the near maximum PS1 awards shown in the Grants of Plan-Based Awards table.    Accordingly, the table below compares (1) the value of stock awards at the grant date based on target performance as shown in the SCT above; (2) the value of the stock awards at the grant date assuming maximum performance, and (3) the grant date fair value of the actual near maximum PS1 awards received by our NEOs as determined on March 4, 2011.

STOCK AWARDS GRANT DATE FAIR VALUE COMPARISON

Name(a)	(1) Grant Date Fair Value at Target (Column (e) of the SCT) ($)	(2) Grant Date Fair Value at Maximum ($)	(3) Grant Date Fair Value at Near Maximum (Actual) ($)
P. Collawn	242,090	363,135	340,998
C. Eldred	84,450	126,394	118,714
A. Cobb	84,450	126,394	118,714
P. Apodaca	84,450	126,394	118,714
T. Sategna	24,209	36,314	34,095

(a)          Mr. Sterba did not participate in the 2010 LTIP and did not receive any PS1 awards.  The 2010 amount shown for Mr. Sterba in the SCT in column (e) represents the grant date fair market value of the 4,000 restricted stock rights awarded to Mr. Sterba as a non-employee director on May 18, 2010.

(5)                Represents the grant date fair value of stock options calculated in accordance with FASB ASC Topic 718.  For 2010, the amount indicated is the aggregate grant date fair value of all grants of stock option awards shown on the Grants of Plan-Based Awards table below as OPT awards.  The assumptions used in determining the grant date fair value of stock options are set forth in Note 13 of the consolidated financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2010.  The actual cash value, if any, that the NEO may realize on the exercise of stock options will depend on the excess of the stock price over the exercise price.  Stock option awards vest over a three-year period.  As of March 30, 2011, all outstanding options held by our NEOs that were awarded in 2008 were underwater, meaning the exercise price is more than the market value of our common stock.

(6)                The chart below reflects the actual amount of (1) short-term incentive cash awards under the 2010 OIP and (2) performance cash awards based on the Company’s 2010 Adjusted Cash Earnings, both of which were earned in 2010.  The total is reflective of column (g) for 2010 of the SCT.  Individual amounts are as follows (Mr. Sterba did not participate in the 2010 LTIP or OIP):

2010 NON-EQUITY INCENTIVE COMPENSATION

Name	2010 OIP ($)	Performance Cash Award ($)	Total ($)
P. Collawn	744,625	484,549	1,229,174
C. Eldred	370,000	155,647	525,647
A. Cobb	277,500	155,647	433,147
P. Apodaca	240,500	155,647	396,147
T. Sategna	122,448	44,018	166,466

(7)          Reflects the change in the present value of accumulated benefits under the Executive Retirement Plan (ERP), and under Mr. Sterba’s respective Supplemental Executive Retirement Plan (SERP) at end of the indicated year (as shown in column (d) of the Pension Benefits Table for 2010 on page 65), compared to the previous year-end present value for Mr. Sterba and Mr. Sategna.  There are no above-market or preferential rate earnings to report for the ESP II or the After-Tax Plan.  All other NEOs did not participate in the ERP.

(8)          The table below reflects the types and dollar amounts of perquisites, additional compensation, and other personal benefits provided to the NEOs during 2010.  For purposes of computing the dollar amounts of the items listed below, we used the actual out-of-pocket costs to us of providing the perquisite or other personal benefit to the NEOs.  The NEOs paid any taxes associated with these benefits without reimbursement from us.

ALL OTHER COMPENSATION TABLE

Name	Payment of Officer Life Premium ($)	Payment of Long- Term Care Premium ($)	Payment of Long-Term Disability Premium ($)	ESA Amounts ($) (a)	RSP Company Contributions ($)	ESP II Company Contributions ($) (b)	After-Tax Plan Company Contributions ($) (c)	Payments in Connection with Retirement ($) (d)	All Other Compensation (Total) ($)
J. Sterba	19,253	207	290	23,000	30,625	—	1,033,689	324,132	1,431,196
P. Collawn	6,333	672	1,161	23,000	30,625	—	207,133	—	268,924
C. Eldred	11,710	1,768	1,161	18,000	32,500	—	266,174	—	331,313
A. Cobb	12,969	1,680	1,161	18,000	32,500	—	201,615	—	267,925
P. Apodaca	23,411	0	1,161	15,747	26,842	10,000	—	—	77,161
T. Sategna	5,465	1,330	1,161	12,000	32,500	24,634	—	—	77,090

(a)          Reflects the amounts received by the NEOs under the ESA.

(b)         Amounts are reflected in column (c) of the Nonqualified Deferred Compensation table on page 67.  Beginning in 2009, NEOs were required to elect between participating in the ESP II or in the After-Tax Plan (but not both).  For fiscal 2010, all NEOs except Mr. Apodaca and Mr. Sategna elected to participate in the After-Tax Plan.

(c)          In 2010, the Company made the following contributions to the After-Tax Plan on behalf of the NEOs listed below:

AFTER-TAX PLAN CONTRIBUTIONS

Name	Matching ($)	Age-Based ($)		Supplemental ($)		Total ($)
J. Sterba	109,184	924,505	(x)	—		1,033,689
P. Collawn	50,268	69,765		87,100	(y)	207,133
C. Eldred	39,197	64,877		162,100		266,174
A. Cobb	27,284	36,131		138,200		201,615

(x)  2010 Age-Based contribution for J. Sterba of $924,505 consists of $174,505 based upon eligible compensation and the $750,000 discretionary contribution approved by the Board on February 16, 2010 and discussed in footnote 1 to Mr. Sterba’s retirement benefit table on page 73.

(y)  Entire amount was unvested at December 31, 2010.

(d)         Reflects the value on March 1, 2010 of 73,333 stock options granted on February 17, 2009 that vested on an accelerated basis in connection with Mr. Sterba’s retirement.

Short-Term Cash Incentive Awards:  The objective of the 2010 OIP was to motivate our NEOs to achieve certain performance goals tied to the Company’s financial results, as well as individual business unit goals for Mr. Sategna.  In order to ensure that awards are funded by the Company’s earnings, no awards were to be made under the 2010 OIP unless the Company achieved Incentive EPS(1) of at least $0.60.  Maximum awards were to be made at Incentive EPS levels of $0.75 or higher.  In 2010, the Company’s actual Incentive EPS was $0.87, resulting in achievement at the maximum level.

(1)  “Incentive EPS” means corporate earnings per share, excluding non-recurring items that do not factor into ongoing earnings, which non-recurring items accounted for $1.36 per share in the aggregate.  For detailed information about the adjustments, refer to the Glossary provided at the beginning of this proxy statement.

For the 2010 OIP, plan goals were established for all NEOs in order to ensure alignment with the strategy of the Company.  A more detailed description of each listed NEO’s award opportunities and performance goals under the 2010 OIP, as well as the actual awards approved on February 16 and 17, 2011, are set forth on pages 56-57.

Senior Officer NEOs Incentive Goals and Results:  The NEOs subject to the following incentive targets are:  Patricia K. Collawn, President and Chief Executive Officer; Charles N. Eldred, Executive Vice President and Chief Financial Officer; Alice A. Cobb, Senior Vice President and Chief Administrative Officer; and Patrick V. Apodaca, Senior Vice President, General Counsel and Secretary.

Under the 2010 OIP, Ms. Collawn was eligible to receive a target award of 70% of her base salary.  Based on Ms. Collawn’s aggregate performance results, she received a baseline award equal to approximately 129.4% of her base salary.

Under the 2010 OIP, Mr. Eldred was eligible to receive a target award of 50% of his base salary.  Based on Mr. Eldred’s aggregate performance results, he received a baseline award equal to approximately 92.5% of his base salary.

Under the 2010 OIP, Ms. Cobb was eligible to receive a target award of 50% of her base salary.  Based on Ms. Cobb’s aggregate performance results, she received a baseline award equal to approximately 92.5% of her base salary.

Under the 2010 OIP, Mr. Apodaca was eligible to receive a target award of 50% of his base salary.  Based on Mr. Apodaca’s aggregate performance results, he received a baseline award equal to approximately 92.5% of his base salary.

CORPORATE SCORECARD

Goal	Weight	Threshold 50%	Target 100%	Maximum 200%	2010 Results	Weighted Score
Incentive EPS	65% of Scorecard	$0.60/share	$0.64/share	$0.75/share	200% (Maximum)	130%
FFO/ Debt Ratio*	20% of Scorecard	13%	14.5%	16%	200% (Maximum)	40%
Safety (PNMR OSHA Recordable Incident Rate, excludes FCP)	7.5% of Scorecard	3.95	3.78	3.51	200% (Maximum)	15%
Customer Satisfaction (measured by New Mexico Public Regulation Commission complaints)	7.5% of Scorecard	< 132	< 129	< 122	0%	0%
Aggregate Performance Results						185%

*FFO/Debt Ratio is defined in the Glossary on page ii.

Officer NEO Incentive Goals and Results:  The NEO subject to the following incentive target is:  Thomas G. Sategna, Vice President and Controller.  The basis for Mr. Sategna’s reward opportunity is 50% on achievement of the Corporate Scorecard table above and 50% on the Chief Financial Officer Business Unit goals listed below.

VP-CONTROLLER SCORECARD

Goal	Weight	Threshold 50%	Target 100%	Maximum 200%	2010 Results	Weighted Percentage
Achieve 2010 CFO Earnings Per Share Targets (Excl. Operations & Maintenance)	50%	Meet 2010 CFO EPS	Annual Operating Plan (CFO components only) plus $0.01	Annual Operating Plan (CFO components only) plus $0.03	200%	100%
Achieve 2010 CFO Cash Targets (After Tax)	15%	Meet 2010 CFO Cash Initiatives	Annual Operating Plan (CFO components only) plus an additional $3 million in cash	Annual Operating Plan (CFO components only) plus an additional $6 million in cash	200%	30%
Process Improvement Projects	15%	Hyperion is completed and 4 of 7 other Process Improvement Projects completed	Hyperion is completed plus 5 of 7 other Process Improvement Projects completed	Hyperion is completed plus 6 of 7 other Process Improvement Projects completed	100%	15%
Achieve CFO 2010 Annual Operating Plan Operations & Maintenance Budget	10%	Achieve 2010 CFO O&M Budget	Achieve under budget by 1%	Achieve under budget by 2%	200%	20%
Shareholder Value	5%	Continue aggressive IR marketing by meeting with more than 200 analysts (equity, rating agency, taxable and tax-exempt debt) AND Develop and implement a 3-year investor marketing plan	Threshold PLUS A Credit Rating upgrade or Outlook improvement	Threshold PLUS A Credit Rating upgrade or Outlook improvement AND Improve stock price or P/E ratio relative to peer group	100%	5%
Safety	5%	Have 70% of employees, as of September 30th, attend one of the following training sessions: Fire safety, Personal Safety, CPR, Defensive Driving, Identity Theft, have an HRA, or participate in a root cause analysis of an actual safety incident	80% of employees participate AND Achieve zero recordable accidents	90% of employees participate AND Achieve zero recordable accidents	200%	10%
Aggregate Results						180%

Under the 2010 OIP Plan, Mr. Sategna was eligible to receive a target award of 31.5% of his base salary.  Based on Mr. Sategna’s aggregate performance results of both the Corporate and CFO scorecards, he received a baseline award equal to approximately 57.5% of his base salary.

Long-Term Equity and Cash Incentive Awards

Consistent with our pay-for-performance philosophy, 80% of our NEOs’ total long-term incentive compensation opportunities are dependent upon on the Company’s achievement of specific performance goals, and the corresponding long-term equity and cash incentive awards will not be paid if those goals are not achieved.  The remaining 20% of our NEOs’ total long-term incentive compensation is comprised of time vested restricted shares.   In past years, certain long-term incentive awards (e.g., traditional restricted stock rights awards) generally were not tied to performance goals and would be earned by our NEOs through their continued employment with the Company.

Information regarding the long-term equity (“PS1”) and cash incentive award (“L$1”) opportunities granted to our NEOs in 2010 and the underlying performance goal and achievement for all NEOs is detailed in the tables below.

ADJUSTED CASH EARNINGS ACHIEVEMENT

Corporate Goals	Threshold	Target	Maximum	Goal Achievement	Result Opportunity	Result Percent
Adjusted Cash Earnings*	> $275MM	> $310MM	$345MM	$338.6MM	Near Maximum	141%

*For detailed information about the calculation of Adjusted Cash Earnings, refer to the Glossary provided at the beginning of this proxy statement.

Grants of Plan-Based Awards in 2010

The table below discloses the following 2010 grants of awards to our NEOs, all of which were made under the PEP:  (1) short-term cash incentive plan awards under the 2009 OIP (“OIP”); (2) stock option awards (“OPT”); (3) performance cash awards based on Adjusted Cash Earnings (“L$1”); and (4) performance-based restricted stock rights awards based on Adjusted Cash Earnings (“PS1”); as well as the grant date fair value of such equity awards.  All stock options and restricted stock rights awards vest in three equal annual installments beginning on the first anniversary of the grant date, except that the PS1 awards began vesting on March 4, 2011, the determination date for the amount of the awards based on the Company’s actual 2010 Adjusted Cash Earnings.  The exercise price of all stock options is equal to the closing market price of the Company’s common stock on the grant date (or on the immediately preceding trading day if the grant date is not a trading day), as reported on the New York Stock Exchange.

GRANTS OF PLAN BASED AWARDS

		Estimated Future Payouts			Estimated Future Payouts			All Other Stock Awards: Number	All Other Option Awards: Number of	Exercise or Base	Grant Date Fair Value of Stock and
		Under Non-Equity Incentive			Under Equity Incentive Plan			of Shares	Securities	Price of	Option
		Plan Awards			Awards			of Stock	Underlying	Option	Awards
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)	or Units (#)	Options (#)	Awards ($/Sh)	($) (1)
J. Sterba(2)	—	—	—	—	—	—	—	—	—	—	—
P. Collawn	OIP 2/16/10	161,000	402,500	805,000
	L$1 3/17/10	172,000	344,000	516,000
	PS1 3/17/10				10,750	21,500	32,250				242,090
	OPT 2/26/10								38,000	12.22	115,900
	OPT 3/1/10								20,000	12.40	61,800
C. Eldred	OIP 2/16/10	80,000	200,000	400,000
	L$1 3/17/10	55,250	110,500	165,750
	PS1 3/17/10				3,725	7,500	11,225				84,450
	OPT 2/26/10								25,000	12.22	76,250
A. Cobb	OIP 2/16/10	60,000	150,000	300,000
	L$1 3/17/10	55,250	110,500	165,750
	PS1 3/17/10				3,725	7,500	11,225				84,450
	OPT 2/26/10								16,000	12.22	48,800
P. Apodaca	OIP 2/16/10	52,000	130,000	260,000
	L$1 3/17/10	55,250	110,500	165,750
	PS1 3/17/10				3,725	7,500	11,225				84,450
	OPT 2/26/10								16,000	12.22	48,800
T. Sategna	OIP 2/16/10	26,838	67,095	134,190
	L$1 3/17/10	15,625	31,250	46,875
	PS1 3/17/10				1,075	2,150	3,225				24,209
	OPT 2/26/10								6,800	12.22	20,740

(1)          Represents the grant date fair value of the equity awards determined in accordance with FASB ASC Topic 718.  The assumptions used in determining the grant date fair value of stock awards are set forth in Note 13 of the consolidated financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2010.

(2)          Mr. Sterba declined participation in the 2010 LTIP and OIP due to his retirement effective March 1, 2010.

Outstanding Equity Awards

The following table includes certain information with respect to the value at December 31, 2010 of all unexercised options previously awarded to our NEOs under the PEP.  The table also includes information with respect to unvested traditional restricted stock rights granted under the PEP in 2008 and 2009.  All stock options and traditional restricted stock rights granted under the PEP vest in three equal annual installments beginning on the first anniversary of the grant.

In addition, the table includes information on the following equity incentive plan awards granted under the PEP:   (1) performance-based restricted stock rights awards* granted in 2009 and 2010 (which vest in three equal annual installments beginning on the date of determination of the amount earned as discussed further below in footnote (3)) and (2) the potential to earn performance shares granted in 2009 (discussed further below in footnote (5)).

OUTSTANDING EQUITY AWARDS AT 2010 FISCAL YEAR-END

(a)		(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
		Option Awards					Stock Awards
		Number of Securities Underlying Unexercised Options					Shares or Units of Stock That Have Not Vested		Equity Incentive Plan Awards: Unearned Shares, Units or Other Rights That Have Not Vested
Name	Grant Date	Exercisable (#)	Unexercis-able (#) (1)	Equity Incentive Plan Awards: Unearned Options (2)	Option Exercise Price ($)	Option Expiration Date	Number (#) (3)	Market Value ($) (4)	Number (#) (5)	Market or Payout Value ($) (4)
J. Sterba	02/18/02	90,000	—	—	17.17	02/18/12	—	—	—	—
	02/17/03	145,000	—	—	13.03	02/17/13	—	—	—	—
	02/16/04	42,600	—	—	20.84	03/02/13	—	—	—	—
	05/17/05	67,500	—	—	27.52	03/02/13	—	—	—	—
	02/13/06	67,500	—	—	24.06	03/02/13	—	—	—	—
	02/16/07	67,500	—	—	30.50	03/02/13	—	—	—	—
	02/19/08	84,375	—	—	13.17	03/02/13	12,525	163,076	—	—
	02/17/09	110,000	—	—	7.98	03/02/13	13,333	173,596	—	—
	05/19/09	—	—	—	—	—	6,666	86,791	—	—
	05/19/09*	—	—	—	—	—	33,750	439,425	—	—
	05/19/09	—	—	—	—	—	—	—	13,500	175,770
	05/18/10	—	1,000	—	12.71	05/18/20	4,000	52,080	—	—
	8/17/2007	4,000	—	—	23.90	8/17/2017	—	—	—	—
	2/19/2008	15,984	8,017	—	13.17	2/19/2018	2,631	34,256	—	—
	8/14/2008	2,664	1,336	—	10.56	8/14/2018	1,336	17,395	—	—
	2/17/2009	30,001	59,999	—	7.98	2/17/2019	2,933	38,188	—	—
	5/19/2009	—	—	—	—	—	1,400	18,228	—	—
P. Collawn	5/19/2009*	—	—	—	—	—	13,875	180,653	—	—
	5/19/2009	—	—	—	—	—	—	—	5,550	72,261
	8/5/2009	1,334	2,666	—	12.48	8/5/2019	2,666	34,711	—	—
	2/16/2010*	—	—	—	—	—	30,284	394,298	—	—
	2/26/2010	—	38,000	—	12.22	2/26/2020	—	—	—	—
	3/1/2010	—	20,000	—	12.40	3/1/2020	—	—	—	—

(a)		(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
		Option Awards					Stock Awards
		Number of Securities Underlying Unexercised Options					Shares or Units of Stock That Have Not Vested		Equity Incentive Plan Awards: Unearned Shares, Units or Other Rights That Have Not Vested
Name	Grant Date	Exercisable (#)	Unexercis-able (#) (1)	Equity Incentive Plan Awards: Unearned Options (2)	Option Exercise Price ($)	Option Expiration Date	Number (#) (3)	Market Value ($) (4)	Number (#) (5)	Market or Payout Value ($) (4)
C. Eldred	2/13/2006	9,338	—	—	24.06	2/13/2016	—	—	—	—
	2/16/2007	14,000	—	—	30.50	2/16/2017	—	—	—	—
	2/19/2008	15,983	8,017	—	13.17	2/19/2018	2,631	34,256	—	—
	2/17/2009	—	26,666	—	7.98	2/17/2019	2,933	38,188	—	—
	5/19/2009	—	—	—	—	—	1,400	18,228	—	—
	5/19/2009*	—	—	—	—	—	9,900	128,898	—	—
	5/19/2009	—	—	—	—	—	—	—	3,960	51,592
	2/16/2010*	—	—	—	—	—	10,543	137,270	—	—
	2/26/2010	—	25,000	—	12.22	2/26/2020	—	—	—	—
A. Cobb	5/17/2005	4,676	—	—	27.52	5/17/2015	—	—	—	—
	2/13/2006	9,338	—	—	24.06	2/13/2016	—	—	—	—
	2/16/2007	14,000	—	—	30.50	2/16/2017	—	—	—	—
	2/19/2008	11,987	6,013	—	13.17	2/19/2018	2,130	27,733	—	—
	2/17/2009	—	19,333	—	7.98	2/17/2019	2,266	29,503	—	—
	5/19/2009	—	—	—	—	—	1,066	13,879	—	—
	5/19/2009*	—	—	—	—	—	7,950	103,509	—	—
	5/19/2009	—	—	—	—	—	—	—	3,180	41,404
	2/16/2010*	—	—	—	—	—	10,543	137,270	—	—
	2/26/2010	—	16,000	—	12.22	2/26/2020	—	—	—	—
P. Apodaca	02/16/10*						10,543	137,270
	2/26/2010	—	16,000	—	12.22	2/26/2020	—	—	—	—
T. Sategna	5/17/2005	6,000	—	—	27.52	5/17/2015	—	—	—	—
	2/13/2006	6,000	—	—	24.06	2/13/2016	—	—	—	—
	2/16/2007	6,000	—	—	30.50	2/16/2017	—	—	—	—
	2/19/2008	4,995	2,505	—	13.17	2/19/2018	835	10,872	—	—
	2/17/2009	3,334	6,666	—	7.98	2/17/2019	933	12,148	—	—
	5/19/2009	—	—	—	—	—	400	5,208	—	—
	5/19/2009*	—	—	—	—	—	2,625	34,178	—	—
	5/19/2009	—	—	—	—	—	—	—	1,050	13,671
	2/16/2010*	—	—	—	—	—	3,028	39,425	—	—
	2/26/2010	—	6,800	—	12.22	2/26/2020	—	—	—	—

(1)          The exercise price of stock options granted under the PEP is the closing market price on the NYSE on the date of the grant, and stock options expire if not exercised within 10 years of the grant date.  Stock options awarded under the PEP vest over a three-year period.  All outstanding unvested stock options shown with a grant date of February 19, 2008 vested on February 19, 2011.  One-half of the unvested stock options shown with a grant date of February 17, 2009 vested on February 17, 2011, and the remaining half will vest on February 17, 2012.  One-third of the unvested stock options shown with a grant date of February 26, 2010 vested on February 26, 2011, while one-third will vest on each of February 26, 2012 and 2013.  All outstanding unvested stock options shown with a grant date of August 14, 2008 will vest on August 14, 2011.  One-half of the unvested stock options shown with a grant date of August 5, 2009 will vest on August 5, 2011, and the remaining half will vest on August 5, 2012.  One-third of the unvested stock options shown with a grant date of March 1, 2010 vested on March 1, 2011, and the remaining two-thirds will vest in equal amounts on March 1, 2012 and 2013.  In connection with his retirement as CEO on March 1, 2010, all of Mr. Sterba’s outstanding unvested options granted in 2008 and 2009 vested on an accelerated basis pursuant to the PEP.  One-third of the 1,000 options he received on May 18, 2010 as a non-employee director will vest on May 18, 2011, and the remaining two-thirds will vest in equal amounts on May 18, 2012 and 2013.

(2)          As of December 31, 2010, no equity incentive options had been granted under the PEP.

(3)          One share of our common stock underlies each restricted stock right.  Traditional restricted stock rights awards vest over a three-year period beginning on the grant date.  All remaining outstanding unvested traditional restricted stock rights shown with a grant date of February 19, 2008 vested on February 19, 2011.  One-half of the unvested traditional restricted stock rights shown with a grant date of February 17, 2009 vested on February 17, 2011, and the remaining half will vest on February 17, 2012.  One-half of the unvested traditional restricted stock rights shown with a grant date of May 19, 2009 will vest on May 19, 2011, and the remaining half will vest on May 19, 2012.  All remaining outstanding unvested traditional restricted stock rights shown with a grant date of August 14, 2008 will vest on August 14, 2011.  One-half of the unvested restricted stock rights shown with a grant date of August 5, 2009 will vest on August 5, 2011, and the remaining half will vest on August 5, 2012.  One-third of the unvested traditional restricted stock rights shown with a grant date of February 16, 2010 vested on February 16, 2011, and the remaining two-thirds will vest in equal amounts on February 16, 2012 and 2013.  One-third of the unvested traditional restricted stock rights shown with a grant date of May 18, 2010 will vest on May 18, 2011, and the remaining two-thirds will vest in equal amounts on May 18, 2012 and 2013.  Performance-based restricted stock rights awards vest over a three-year period beginning on the determination date of the amount earned.  All outstanding performance-based restricted stock rights shown with a grant date of May 19, 2009 began vesting on the February 16, 2010 determination date:  one-third vested on February 16, 2011, and the remaining two-thirds will vest in equal amounts on February 16, 2012 and 2013.  Performance-based restricted stock rights with a grant date of February 16, 2010 were earned in 2010 based on near maximum performance of the 2010 Adjusted Cash Earnings performance measure as determined on March 4, 2011 and will vest over a three-year period beginning on the March 4, 2011 determination date.

(4)          Based on closing price of $13.02 for our common stock, as quoted on the NYSE on December 31, 2010, the last trading day of fiscal year 2010.

(5)          Performance share awards may vest in 2012 subject to achievement of two performance criteria (FFO/Debt Ratio Goal and Environmental Goal) measured over the 2009 to 2011 performance period as determined in 2012.  The number of performance shares listed assumes that each officer will achieve target performance goals.  As of December 31, 2010, maximum performance is probable and so in the event that maximum performance is achieved over the entire 2009 - 2011 performance period, the number of unearned and unvested performance shares outstanding as of December 31, 2010, for each NEO who received these contingent awards is as follows:

CONTINGENT AWARD

Name	Performance Shares (#)	Market Value ($)
J. Sterba	20,250	263,655
P. Collawn	8,325	108,392
C. Eldred	5,940	77,339
A. Cobb	4,770	62,105
T. Sategna	1,575	20,506

Option Exercises and Stock Vested Table

The following table includes certain information with respect to our NEOs’ exercise of vested stock options during 2010, as well as the vesting during 2010 of traditional restricted stock rights held by our NEOs.  Options and restricted stock rights were awarded under the PEP.

OPTION EXERCISES AND STOCK VESTED DURING 2010

(a)	(b)	(c)	(d)	(e)
	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($) (1)
J. Sterba	—	—	32,508	401,098
P. Collawn	—	—	8,792	106,732
C. Eldred	13,334	61,336	6,460	79,811
A. Cobb	9,667	52,492	5,461	67,382
P. Apodaca	—	—	—	—
T. Sategna	—	—	2,168	26,741

(1)          Amounts indicated are the aggregate dollar value realized upon the vesting of restricted stock rights awards based on the number of shares acquired on vesting multiplied by the closing price of our common stock on the vesting date, as quoted on the New York Stock Exchange.

Pension Benefits

Tax-Qualified Retirement Plans Available to all Eligible Employees:  The retirement benefits under the tax-qualified plans for NEOs are the same as those available for other eligible employees of the Company.  The RSP is a 401(k) plan that allows before-tax and after-tax contributions by employees and Company-matching and age-based contributions.  The age-based contributions provide for varying contribution rates, from 3% to 10%, depending on the employee’s age, with the highest contribution rates applying to older employees.  Employees direct their own investments in the RSP.

The RSP includes a Roth 401(k) feature, which allows an employee to make post-tax contributions that do not reduce the employee’s current taxable income.  Withdrawals and other distributions from the Roth 401(k) feature are generally tax-free.

We make age-based contributions regardless of whether the employee defers compensation into the RSP.  All of the Company’s contributions to the RSP are in cash, not shares of common stock.  Employees may invest in shares of our common stock by allocating up to 20% of their respective RSP account balances into a Company stock fund, which is one of 22 investment options under the RSP.  All contributions made under the RSP vest immediately.

The RSP results in individual participant balances that reflect a combination of:  (1) the employee deferring a portion of cash compensation; (2) annual matching contributions made on behalf of the employee; (3) the age-based contributions on behalf of the employee in an amount ranging from 3% to 10% of eligible compensation; (4) the annual contributions and deferred amounts being invested at the direction of the employee (the same investment choices are available to all employees); and (5), as in (4), the continuing reinvestment of the investment returns until the accounts are paid out.  This means that similarly situated employees, including our NEOs, may have materially different account balances because of a combination of factors, including the number of years they have participated in the plan, the amount of money contributed, or compensation deferred, at the election of the employee from year to year, and the investments chosen by the employee.  The RSP does not guarantee minimum returns or above-market returns, and an employee’s returns are dependent upon actual investment results.

The ERP is a non-contributory defined benefit pension plan.  The ERP provides retirement income based on the employee’s highest three-year average pay as of 1997, Social Security covered compensation, and length of service upon separation.  Compensation consists of base salary and includes any amount voluntarily deferred under the RSP.

Generally, compensation for these purposes does not include bonuses, payments for accrued vacation, or overtime pay.  The ERP was closed to employees hired on or after January 1, 1998.  Prior to January 1, 1998, employees who had at least one year of service and who had attained the age of 21 were eligible to become participants.  The ERP was amended as of January 1, 1998, to limit an employee’s credited service to the credited service earned as of December 31, 1997, plus a limited amount of future service.  The amount of credited service after December 31, 1997, is based on the employee’s age and years of credited service as of December 31, 1997, but all credited service accruals ceased as of January 1, 2008.  Participants in the ERP continue to accrue “total service,” which is the service measure used for purposes of determining an employee’s vesting and eligibility for early and other retirement benefits.  An employee’s earnings used for ERP benefit calculations were frozen as of December 31, 1997.

The maximum number of years generally taken into account for purposes of calculating benefits is 32.5.  Under limited circumstances, an employee working beyond age 62 could earn an additional 3% retirement benefit.  Service begins accumulating from the date of hire, and vesting occurs after five years of total service.

Supplemental Employee Retirement Agreement (SERP):  In 2000, our subsidiary, PNM, entered into a supplemental employee retirement agreement, or SERP, with Mr. Sterba.  Mr. Sterba’s SERP provides him with a supplemental retirement benefit calculated, generally, using the ERP benefit formula, but disregarding certain limitations imposed by the Tax Code on the amount of compensation that may be considered in calculating an ERP benefit and the maximum benefit that may be provided under the ERP.  The benefits under his SERP are reduced by the benefits actually due under the ERP.

Under his SERP, Mr. Sterba was treated as having 30 years of credited service since he remained employed until February 28, 2005 (Mr. Sterba had 22 years of credited service under the ERP as of January 1, 1999, the end date for his accruing such ERP credited service.).  Mr. Sterba’s SERP also provided for payment of an enhanced lump sum severance payment equal to 16 months of base salary plus one additional week of base salary for each year of service credited to him under his SERP, in lieu of lump sum severance payment otherwise payable under the Severance Plan, discussed below under “Payments Made Upon a Change in Control — Severance Benefits.”  (Mr. Sterba did not actually receive any severance benefits in connection with his retirement on March 1, 2010.)  PNM awarded Mr. Sterba these SERP benefits in 2000 as part of his agreement to return to PNM as CEO and as an incentive to retain Mr. Sterba’s services during the key years following our transition to a holding company structure and implementation of our related business plan.  Mr. Sterba’s SERP was amended on December 18, 2008, to comply with the requirements of Section 409A of the Tax Code.  In 2003, we provided additional benefits to Mr. Sterba pursuant to a Retention Agreement, which was subsequently amended twice to satisfy the requirements of the short-term deferral exception to Section 409A of the Tax Code.  Pursuant to the Retention Agreement, Mr. Sterba earned a $1.6 million retention bonus for continuing to work as our CEO through March 1, 2010.  The bonus was payable in two equal installments, the first of which was paid on March 1, 2010.  The second and final installment was paid on March 1, 2011.  Certain other benefits paid to Mr. Sterba in connection with his retirement from the Company are described on page 73.

We do not have a formal policy for granting extra service credits for purposes of the applicable benefit plans.  Nevertheless, in 2000, PNM provided the extra service credits to Mr. Sterba when negotiating the terms of his SERP.  The resulting extra retirement income benefits provided under this SERP (based on his 1997 salary level) do have the effect of reducing the amount of our supplemental target contributions to Mr. Sterba’s ESP II or After-Tax Plan accounts, discussed below under the heading “Non-Tax Qualified Retirement Plans.”

Pension Benefits Table

The table below shows the actuarial present value of accumulated benefits payable to each of the NEOs who are participants under the ERP using interest rate and mortality rate assumptions consistent with those used in our financial statements.  See Note 12 of the consolidated financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2010, regarding certain assumptions underlying ERP benefits.

PENSION BENEFITS 2010

(a) Name	(b) Plan Name	(c) Number of Years of Credited Service (#)	(d) Present Value of Accumulated Benefit ($)	(e) Payments During Last Fiscal Year ($)
J. Sterba (1)	ERP	22	821,558	45,689
	SERP	30	428,786	25,054
P. Collawn	—	—	—	—
C. Eldred	—	—	—	—
A. Cobb	—	—	—	—
P. Apodaca	—	—	—	—
T. Sategna	ERP	34	617,769	—

(1)          Mr. Sterba had 22 years of credited service as of January 1, 1999, the end date for accruing credited service under the frozen ERP, but is treated as having 30 years of credited service under his SERP since he remained employed until February 28, 2005.  As of December 31, 2010, the present value of his pension benefits under the ERP, as supplemented by the SERP, totals $1,250,344.

Non-qualified Deferred Compensation

Non-Tax-Qualified Retirement Plans:  The Tax Code imposes a limitation on the amount of compensation that can be considered when determining the amount of the matching contributions and age-based contributions to the RSP.  The Tax Code also limits the maximum amount that can be contributed by any participant and the maximum amount of participant contributions, employer contributions, and other amounts that can be allocated to any participant’s account.

We adopted the ESP in 1988 to address these Tax Code limitations.  The ESP is a non-qualified deferred compensation plan that provides executive officers with an opportunity to supplement their retirement savings and to receive the full employer contributions that would be available in the absence of the limitations imposed by the Tax Code.  We froze the ESP in December 2004 when the Compensation Committee recommended, and the Board adopted, the ESP II, a non-qualified supplemental deferred compensation plan.  Effective as of December 17, 2008, the ESP was merged into the ESP II.

Executive officers may annually elect to defer eligible compensation into the ESP II or contribute such compensation to the After-Tax Plan (but not both).  The ESP II runs side-by-side with the RSP.  A participant may make before-tax deferrals to the ESP II up to 100% of eligible compensation.  We make a matching contribution equal to 75% of the first 6% of eligible compensation deferred.  Additionally, when a participant reaches the annual compensation limit under the Tax Code in the RSP ($245,000 in 2009 and 2010), our age-based contribution continues to the ESP II.

If a participant elects to participate in the After-Tax Plan rather than the ESP II, the participant may make payroll savings on an after-tax basis to the After-Tax Plan up to 100% of eligible compensation (after taxes and other deductions).  We make a matching contribution equal to 75% of the first 6% of eligible compensation saved, on which the participant is taxed when the matching contribution is made to the After-Tax Plan.  Additionally, when a participant reaches the annual compensation limit under the Tax Code in the RSP, our age-based contribution continues to the After-Tax Plan, on which the participant is taxed at the time the age-based contribution is made to the After-Tax Plan.  Certain participants (including the NEOs) also receive a supplemental target contribution in the ESP II or the After-Tax Plan.  In general, these contributions have been set to achieve competitive replacement ratios of between 40% to 60% of pre-retirement income depending on years of service and age at retirement.  These contributions are individually scheduled, actuarially-calculated contributions designed to reach target replacement ratios at a retirement age of 65.  Additionally, the Compensation Committee may elect to make discretionary credits or discretionary contributions to the ESP II or the After-Tax Plan for a participant during a plan year in any amount, and on such terms and conditions, that the Compensation Committee deems appropriate.

Upon enrollment in the ESP II, participants make an election regarding the form of their distribution. They may elect to receive a lump sum payment, installment payments, or an annuity. Participants also may elect to have the portion of their account that is hypothetically invested in a company stock fund distributed in shares of our common stock in lieu of cash. Participants become entitled to a distribution under the ESP II upon their separation from service, death, disability, or upon a specified date elected by the participant, subject to the requirements of Section 409A of the Tax Code. ESP II amounts are subject to the same vesting and investment provisions as under the RSP, with the exception of the supplemental credit account under the ESP II, which has a two-year vesting requirement that may be accelerated. Participants’ accounts in the ESP II are unfunded obligations, including the increases and decreases based on “investment” of the balances reflected as hypothetical returns equal to the actual returns of investments designated by a participant or us. Unless the participant elects to receive all or a portion of his or her accounts on a specified date while the participant is employed by us, benefits payable under the ESP II will be paid within 90 days of the participant’s separation from service, death, or disability, subject to the requirements of Section 409A of the Tax Code. Participants hypothetically invest their deferrals and employer contributions in the ESP II in the same investment options as are available under the RSP. Participants may change their investment selections on a daily basis. The table below shows the funds available under the RSP and their annual rate of return for the calendar year ended December 31, 2010, as reported by the administrator of the RSP.

Fund Name	Rate of Return — 2010
Vanguard 500 Index Fund Investor Shares	14.91
American Funds Euro Pacific R5	4.03
Vanguard Explorer Fund Investor Shares	27.43
PIMCO Total Return Admin	8.21
PNM Resources Stock Fund	6.92
Vanguard Prime Money Market Fund	0.06
Vanguard PRIMECAP Fund Investor Shares	12.89
Vanguard Retirement Savings Trust	2.92
RS Partners	22.68
Vanguard Target Retirement 2005	9.71
Vanguard Target Retirement 2010	11.43
Vanguard Target Retirement 2015	12.47
Vanguard Target Retirement 2020	13.12
Vanguard Target Retirement 2025	13.84
Vanguard Target Retirement 2030	14.43
Vanguard Target Retirement 2035	15.14
Vanguard Target Retirement 2040	15.17
Vanguard Target Retirement 2045	15.19
Vanguard Target Retirement 2050	15.20
Vanguard Target Retirement Income	9.39
Vanguard Wellington Fund Investor Shares	10.94
Vanguard Windsor II Fund Investor Shares	10.62

In 2010, Mr. Apodaca and Mr. Sategna elected to participate in the ESP II, and Mr. Sterba, Ms. Collawn, Mr. Eldred, and Ms. Cobb elected to participate in the After-Tax Plan.  Accounts in the After-Tax Plan are in the names of the participants and are owned by the participants.  We will encourage and will facilitate NEOs who elect to participate in the After-Tax Plan instead of the ESP II to use the proceeds from our contributions to the After-Tax Plan (net of income and payroll taxes that must be paid by the participant) to purchase investments on an after-tax basis from a third-party custodian or administrator.  Although we anticipate assisting our NEOs in this way, our role is merely advisory; the NEO participant will own the investments in his or her name, and we will have no involvement with the investments as an owner, beneficiary, sponsor, or otherwise.  Accordingly, participants may transfer amounts from the accounts or may withdraw the money from the accounts at any time after the deposit is made.  After-Tax Plan amounts are subject to the same vesting provisions as the RSP, with the exception of the supplemental contribution account under the After-Tax Plan, which has a two-year vesting requirement that may be accelerated.  As described above, benefits under the After-Tax Plan are available to participants at any time, regardless of whether the participant’s employment has terminated.

NON-QUALIFIED DEFERRED COMPENSATION 2010

(a) Name	Plan	(b) Executive Contributions in Last Fiscal Year (2010) ($) (1)	(c) Company Contributions in Last Fiscal Year (2010) ($) (2)	(d) Aggregate Earnings in Last Fiscal Year (2010) ($)	(e) Aggregate Withdrawals/ Distributions ($) (3)	(f) Aggregate Balance at Last Fiscal Year End (2010) ($) (4)
J. Sterba	ESPII	—	—	3,915	266,709	160,947
P. Collawn	ESPII	—	—	43,642	212,270	826,680
C. Eldred	ESPII	—	—	2,048	—	75,207
A. Cobb	ESPII	—	—	—	—	—
P. Apodaca	ESP II	24,000	10,000	1,717	—	34,070
T. Sategna	ESP II	20,333	24,639	14,844	—	213,130

(1)          All amounts are included as a component of “Salary” in column (c) of the SCT on page 52.

(2)          All  amounts are included as a component of “All Other Compensation” in column (i) of the SCT and consist of the following 2010 Company contributions to the ESP II for Mr. Apodaca and Mr. Sategna:

COMPANY CONTRIBUTIONS

Name	Matching ($)	Age-Based ($)	Total ($)
P. Apodaca	9,000	1,000	10,000
T. Sategna	15,250	9,389	24,639

(3)          Mr. Sterba’s 2010 aggregate distributions consist of distributions pursuant to his one-time distribution election and distributions following his March 1, 2010 retirement as CEO.  Ms. Collawn’s 2010 distributions consist of the distribution of her 2008 supplemental contribution (which vested during fiscal year 2010) pursuant to her one-time distribution election.

(4)          Ms. Collawn has $337,612 unvested at December 31, 2010.  The balance shown for Mr. Sterba’s ESP II account at the end of 2010 represents the remainder of his 2008 supplemental contribution which vested in 2010 and was distributed to him on January 4, 2011.

Potential Payments Upon Termination or Change in Control:  The tables below illustrate the amounts payable to each of our NEOs in the event of a termination of his or her employment, whether voluntary or involuntary, including in connection with his or her retirement, death, or disability, or termination following a change in control.

The amounts shown:  (1) assume a termination effective as of December 31, 2010, (2) are based on the closing price of our common stock on December 31, 2010, as reported on the New York Stock Exchange (i.e., $13.02), and (3) are estimates of the amounts that would be paid to each NEO based upon the amounts earned through the end of 2010.  The precise amount actually due to any NEO upon his or her termination can only be determined at the time of the termination.  Mr. Sterba retired from the Company as CEO on March 1, 2010 as described above.

Payments Made Upon Termination:  If a NEO’s employment terminates for any reason, he or she is entitled to receive amounts earned during his or her term of employment.  Such amounts include:  (1) base salary through the date of termination, (2) accrued but unused paid time off, (3) amounts contributed by the NEO and vested amounts contributed by the Company under the ESP II, and (4) stock options and restricted stock rights awards that have vested as of the termination date (unless the NEO is terminated for “cause,” in which case these vested stock options and restricted stock rights awards are forfeited).

In addition to the amounts described above, pursuant to a Retention Agreement, Mr. Sterba earned a $1.6 million retention bonus for continuing to work as our CEO through March 1, 2010.  The bonus was payable in two equal installments, the first of which was paid on March 1, 2010.  The second was paid on March 1, 2011.  Certain other benefits paid to Mr. Sterba in connection with his retirement from the Company are described on page 73.

Additional Payments Made Upon Retirement:  In addition to the amounts described above, upon a NEO’s termination of employment because of retirement (upon the occurrence of certain age and/or service conditions as defined in the relevant plan), all of his or her outstanding non-vested stock options granted under the PEP will immediately vest.  All of such retiring NEO’s restricted stock rights awards with service-based restrictions, and a pro rata portion of his or her restricted stock rights awards with performance-based restrictions, granted under the PEP, will also immediately vest.  As of December 31, 2010, the following executives were retirement-eligible under the PEP:  Ms. Cobb, Mr. Apodaca, and Mr. Sategna.

Additional Payments Made Upon Death or Disability:  In addition to the amounts described above, if a NEO dies or becomes disabled, he or she will receive payments under our basic and supplemental life and accidental death and dismemberment and disability programs.

Severance Payments:  In addition to the amounts described above, if we terminate the employment of a NEO because we eliminate his or her position, the Termination table below describes the amounts payable under our Severance Plan.  This plan covers all non-union employees (including our NEOs) who satisfy the Severance Plan’s service requirement and whose positions are eliminated.  Members of the officer group (which includes all NEOs) are eligible, upon signing a customary release agreement, for a lump sum severance payment equal to 14 months of base salary plus one additional week of base salary for each year of service.  (Mr. Sterba’s SERP provided for payment of an enhanced lump sum severance payment equal to 16 months of base salary plus one additional week of base salary for each year of service credited to him under his SERP, in lieu of lump sum severance payment otherwise payable under the Severance Plan.)  Members of the officer group also are eligible to receive reimbursement for placement assistance expenses (up to 5% of base salary), continuation of certain insurance benefits, and health care benefits for up to 12 months.  If an individual receives benefits under a Retention Plan discussed below in the “Payments Made Upon a Change in Control” section, severance benefits are not available under the Severance Plan.

Payments Made Upon a Change in Control:  In addition to the amounts described above (other than the severance pay), if a NEO’s employment is terminated within 24 months in connection with a change in control, either by us without cause, or by the NEO due to a constructive termination, the NEO will receive additional payments and benefits (including special severance benefits) under the Retention Plan, which covers all of our NEOs.  Benefits are only payable if the officer is not retained or immediately re-employed by the successor company following a change in control and if the termination is (1) for reasons other than cause, death, or disability or (2) by the officer due to constructive termination.  In addition, the officer must sign a customary release agreement to receive benefits.  The benefits include:

•                  a lump sum severance payment equal to three times current base compensation for our CEO and senior officers and two times current base all other officers;

•                  a pro rata award of the officer’s highest target incentive under the OIP in effect during the 24 months following the change in control;

•                  health, life, and accidental death and dismemberment insurance benefits that are substantially similar to those received by the officer immediately prior to termination of employment for a period of 30 months;

•                  supplemental retirement benefits for the NEOs as follows:

•                  the cash equivalent of the difference between the following two amounts, each calculated based on the participant’s age as of his or her separation from service:  (i) the present value of the early or normal retirement benefit the participant would receive under the ERP if the participant had continued employment for three additional years and then terminated employment and began receiving benefits immediately or as soon as possible as prescribed by the ERP, and (ii) the present value of the early or normal retirement benefit the participant is actually entitled to under the ERP assuming immediate termination of employment and benefit commencement as soon as possible thereafter as prescribed by the ERP; and

•                  the cash equivalent of our contributions to the participant’s RSP account in the amount of 7.5% of eligible compensation times the period that corresponds to the number of years equal to the multiplier used to calculate severance pay under the plan;

•                  three years of additional service credit for purposes of participation in the retiree benefit plan if applicable;

•                  reimbursement of reasonable legal fees and expenses incurred as a result of termination of employment; and

•                  a lump sum tax gross-up payment for excise taxes such that if an officer receives any payment due to a change in control that is subject to the excise tax provided in Section 4999 of the Tax Code, then the officer will be reimbursed in an amount equal to that which places the officer in the same after-tax position as if no excise tax had been imposed.  This gross-up benefit, which has been in place since 2003, is only provided if the participant’s benefit after the gross-up exceeds 115% of the benefit that the participant would have received if the total amounts paid to the participant are reduced until the total payments are deductible by the Company under Section 280G of the Tax Code.

We also sponsor certain other plans in which the NEOs participate that contain provisions that are triggered by a change in control.  These include, for example, the ESP II and After-Tax Plan, which provide for additional company matching, standard, and supplemental credits or contributions under the ESP II or After-Tax Plan equal to three times the matching, standard, and supplemental credits or contributions under the ESP II or After-Tax Plan that were allocated to the participant in the prior plan year, and the PEP, which provides for immediate vesting of outstanding equity awards upon eligible termination due to a change in control.  In addition, the annual short-term cash Officer Incentive Plans typically provide that the participants are entitled to a pro-rata award equal to 50% of the maximum award available under the plan in the event of a change in control.  The long-term incentive plan also provides that each NEO will receive a pro-rata award for the number of months of service during the performance period prior to the change in control event.

Upon a change in control, all outstanding, unvested stock option awards and, either all restricted stock rights awards with service-based restrictions or a pro rata portion of restricted stock rights awards with performance-based restrictions, granted under the PEP will fully vest.

A summary of the material provisions of the definition of “Change in Control” contained in the Retention Plan and related plans are as follows:

1.               subject to certain exceptions, any person becomes the beneficial owner of 20% or more of the Company’s common stock;

2.               during any consecutive two-year period, the following individuals cease, for any reason, to constitute a majority of the Board:  (i) directors who were directors at the beginning of the two-year period and (ii) any new directors whose election by the Board or nomination for election by our shareholders was approved by a vote of at least two-thirds of the directors then still in office who either were elected at the beginning of the two-year period or whose election or nomination for election was previously so approved, but not including any such new directors designated by a person who entered into an agreement with the Company to effect a transaction described in parts 1, 3, or 4 of this definition summary;

3.               the shareholders approve a merger or consolidation with another company, corporation, or subsidiary that is not affiliated with us immediately before the Change In Control, unless the merger or consolidation results in the Company’s voting securities outstanding immediately before the merger or consolidation continuing to represent at least 60% of the Company’s combined voting power of such surviving entity outstanding immediately after such merger or consolidation; or

4.               the adoption of a plan of complete liquidation of the Company or any agreement for the sale or disposition of all or substantially all of the Company’s assets.

No Change in Control will be deemed to have occurred until all required regulatory approvals are obtained and the transaction that would otherwise be considered to be a Change in Control closes.

The following table summarizes the value of the termination payments and benefits that our NEOs, except Mr. Sterba, would have received if he or she had terminated employment on December 31, 2010, under the circumstances shown.  The table excludes (1) amounts accrued through December 31, 2010, that would be paid in the normal course of continued employment, such as accrued but unpaid salary and (2) vested account balances under the RSP, which are generally available to all of our employees.

CHANGE IN CONTROL, TERMINATION, RETIREMENT, OR IMPACTION

Benefits and Payments	Voluntary Termination by Executive ($)	Elimination of Position or Constructive Termination ($) (1)	Termination for Cause ($)	Disability ($)	Death ($)	Constructive or without Cause Termination due to Change in Control ($)	Retirement or Impaction ($) (2)
P. K. Collawn
OIP (3)	—	—	—	744,625	744,625	744,625	744,625
Stock Options (4)	—	—	—	401,756	401,756	401,756	401,756
Restricted Stock Units (5)	—	—	—	498,950	498,950	498,950	498,950
2009-2011 Performance Shares (6)	—	—	—	68,976	68,976	68,976	68,976
2009-2011 Performance Cash (6)	—	—	—	31,786	31,786	31,786	31,786
ESP II Plan Balances (7)	489,068	489,068	489,068	826,680	826,680	826,680	826,680
After-Tax Plan	—	—	—	—	—	399,326	—
Cash Equivalent — ESP II /After-Tax Contributions	—	—	—	—	—	193,509	—
Cash Equivalent — RSP	—	—	—	—	—	193,509	—
Health and Welfare Benefits	—	—	—	—	—	35,068	7,694
Life Insurance Proceeds	—	—	—	—	1,400,000	—	—
Cash Severance	—	—	—	—	—	2,932,500	709,762

Benefits and Payments	Voluntary Termination by Executive ($)	Elimination of Position or Constructive Termination ($) (1)	Termination for Cause ($)	Disability ($)	Death ($)	Constructive or without Cause Termination due to Change in Control ($)	Retirement or Impaction ($) (2)
Excise Tax and Gross Up	—	—	—	—	—	1,737,361	—
Legal Fees	—	—	—	—	—	20,000	—
Total P. K. Collawn	489,068	489,068	489,068	2,572,773	3,972,773	8,084,046	3,290,229
C. N. Eldred
OIP (3)	—	—	—	370,000	370,000	370,000	370,000
Stock Options (4)	—	—	—	184,420	184,420	184,420	184,420
Restricted Stock Units (5)	—	—	—	344,805	344,805	344,805	344,805
2009-2011 Performance Shares (6)	—	—	—	49,216	49,216	49,216	49,216
2009-2011 Performance Cash (6)	—	—	—	22,680	22,680	22,680	22,680
ESP II Plan Balances (7)	75,207	75,207	75,207	75,207	75,207	75,207	75,207
After-Tax Plan	—	—	—	—	—	359,573	—
Cash Equivalent — ESP II /After-Tax Contributions	—	—	—	—	—	—	—
Cash Equivalent — RSP	—	—	—	—	—	264,083	—
Health and Welfare Benefits	—	—	—	—	—	62,854	13,431
Life Insurance Proceeds	—	—	—	—	1,400,000	—	—
Cash Severance	—	—	—	—	—	1,800,000	504,812
Excise Tax and Gross Up	—	—	—	—	—	1,034,777	—
Legal Fees	—	—	—	—	—	20,000	—
Total C. N. Eldred	75,207	75,207	75,207	1,046,328	2,446,328	4,587,615	1,564,571
A. A. Cobb
OIP (3)	—	—	—	277,500	277,500	277,500	277,500
Stock Options (4)	—	—	—	127,759	127,759	127,759	127,759
Restricted Stock Units (5)	—	—	—	275,192	275,192	275,192	275,192
2009-2011 Performance Shares (6)	—	—	—	39,522	39,522	39,522	39,522
2009-2011 Performance Cash (6)	—	—	—	18,213	18,213	18,213	18,213
ESP II Plan Balances (7)	—	—	—	—	—	—	—
After-Tax Plan	—	—	—	—	—	237,994	—
Cash Equivalent — ESP II/ After-Tax Contributions	—	—	—	—	—	363,426	—
Cash Equivalent — RSP	—	—	—	—	—	363,426	—
Health and Welfare Benefits	—	—	—	—	—	55,470	9,219
Life Insurance Proceeds	—	—	—	—	1,400,000	—	—
Cash Severance	—	—	—	—	—	1,350,000	403,946
Excise Tax and Gross Up	—	—	—	—	—	—	—
Legal Fees	—	—	—	—	—	20,000	—
Total A. A. Cobb	—	—	—	738,186	2,138,186	3,128,502	1,151,351
P. V. Apodaca
OIP (3)	—	—	—	240,500	240,500	240,500	240,500
Stock Options (4)	—	—	—	49,440	49,440	49,440	49,440
Restricted Stock Units (5)	—	—	—	—	—	—	—
2009-2011 Performance Shares (6)	—	—	—	n/a	n/a	n/a	n/a
2009-2011 Performance Cash (6)	—	—	—	n/a	n/a	n/a	n/a

Benefits and Payments	Voluntary Termination by Executive ($)	Elimination of Position or Constructive Termination ($) (1)	Termination for Cause ($)	Disability ($)	Death ($)	Constructive or without Cause Termination due to Change in Control ($)	Retirement or Impaction ($) (2)
ESP II Plan Balances (7)	34,070	34,070	34,070	34,070	34,070	34,070	34,070
After-Tax Plan	—	—	—	—	—	—	—
Cash Equivalent — ESP II/ After-Tax Contributions	—	—	—	—	—	51,799	—
Cash Equivalent — RSP	—	—	—	—	—	51,799	—
Health and Welfare Benefits	—	—	—	—	—	83,141	9,846
Life Insurance Proceeds	—	—	—	—	1,400,000	—	—
Cash Severance	—	—	—	—	—	1,170,000	308,279
Excise Tax and Gross Up	—	—	—	—	—	1,961,935	—
Legal Fees	—	—	—	—	—	20,000	—
Total P. V. Apodaca	34,070	34,070	34,070	324,010	1,724,010	3,662,684	642,135
T. G. Sategna
OIP (3)	—	—	—	117,416	117,416	117,416	117,416
Stock Options (4)	—	—	—	49,350	49,350	49,350	49,350
Restricted Stock Units (5)	—	—	—	62,406	62,406	62,406	62,406
2009-2011 Performance Shares (6)	—	—	—	13,050	13,050	13,050	13,050
2009-2011 Performance Cash (6)	—	—	—	6,014	6,014	6,014	6,014
ESP II Plan Balances (7)	213,130	213,130	213,130	213,130	213,130	213,130	213,130
After-Tax Plan	—	—	—	—	—	—	—
Cash Equivalent — ESP II/ After-Tax Contributions	—	—	—	—	—	603,148	—
Cash Equivalent — RSP	—	—	—	—	—	603,148	—
Health and Welfare Benefits	—	—	—	—	—	29,173	9,121
Life Insurance Proceeds	—	—	—	—	900,000	—	—
Cash Severance	—	—	—	—	—	560,190	387,825
Excise Tax and Gross Up	—	—	—	—	—	782,940	—
Legal Fees	—	—	—	—	—	20,000	—
Total T. G. Sategna	213,130	213,130	213,130	461,366	1,361,366	3,059,965	858,312

(1)      “Impaction” is defined under our Severance Plan as the elimination of an executive’s position by us after the executive receives notice from us stating that the executive’s position has been eliminated and the executive’s termination of employment as a result of such elimination.

(2)          Under the PEP, “Retirement” is defined as termination of employment and attainment of (a) age 45 and 20 years of service, (b) age 55 and 10 years of service, (c) age 59.5, or (d) any age and 30 years of service, and “Impaction” is defined as an involuntary termination due to elimination of job, position, department, work unit, or general downsizing.  The cash severance reflected is payable only for impaction and is not payable in the event of retirement.

(3)          The amount represented is the amount payable under the 2010 OIP as set forth in column (g) of the Summary Compensation Table on page 52 and the related footnote thereto.

(4)          The amount represented is the value of unvested options that would become vested under certain termination events.  As of December 31, 2010, the only outstanding unvested options that were above water were the options granted to all NEOs on February 17, 2009, the 2,668 options granted to Ms. Collawn on August 14, 2008, and the 4,000 options granted to Ms. Collawn on August 5, 2009.

(5)          The amount represented is the value of all restricted stock units that would become vested under certain termination events based on the closing market price of our common stock on December 31, 2010 of $13.02.

(6)          The amount represented is an estimate at maximum performance that would be payable in 2012, if at all, only upon the achievement of the applicable two performance measures at maximum levels of achievement following the completion of the 2009 to 2011 performance period.  For performance shares, the number indicated assumes that the market price on delivery in 2012 of any such performance shares will be the same as the closing price on December 31, 2010 of $13.02 per share.

(7)          The NEOs listed above elected to take distributions of all or part of their ESP II account balances during fiscal 2010.

The following table summarizes the value of termination payments and benefits that were actually received by Mr. Sterba upon his retirement effective March 1, 2010.  The table excludes (a) amounts accrued through his retirement that would be paid in the normal course of continued employment, such as accrued but unpaid salary and (b) vested account balances under the RSP which are generally available to all of our employees.

MR. STERBA RETIREMENT EVENT

Event	After Tax 2010 Company Contributions and Discretionary Vesting (1)	ESPII Benefits: Accelerated Vesting and 2010/2011 Distributions (2)	Accelerated Vesting of Stock Options (3)	Retention Bonus (4)	2009-2011 Performance Cash (5)	2009-2011 Performance Shares (5)	SERP (6)	TOTAL ($)
Retirement	1,265,885	429,214	324,132	1,600,000	40,500	87,885	428,786	4,176,402

(1)          The amount shown is total 2010 Company contributions to Mr. Sterba’s After-Tax account consisting of $109,180 matching and $174,505 age-based contributions based on eligible compensation, plus the $750,000 discretionary contribution and discretionary vesting of the Company’s 2009 supplemental contribution of $232,200 upon his retirement as CEO approved by the Board on February 16, 2010 in recognition of his performance and leadership as well as his tenured service to the Company.  Based on Mr. Sterba’s recommendation, he did not participate in the 2010 OIP or LTIP.

(2)  On February 16, 2010, the Board also approved the discretionary vesting of the Company’s 2008 supplemental contribution and accrued notational earnings thereon, to Mr. Sterba’s ESPII account (which totaled $277,698 as of February 28, 2010). The amount shown above consists of Mr. Sterba’s aggregate 2010 distributions of $266,709 from his ESP II account pursuant to his one-time distribution election, plus the final distribution of $162,605 made on January 4, 2011 of the remaining balance of his account.

(3)          Reflects the value of unvested stock options that vested on an accelerated basis in connection with Mr. Sterba’s retirement.  At March 1, 2010, the only outstanding unvested stock options held by Mr. Sterba that had an exercise price lower than the March 1, 2010 $12.40 per share closing price on the NYSE of our common stock were 73,333 stock options granted on February 17, 2009 (with an exercise price of $7.98 per share).

(4)         Mr. Sterba’s retention bonus consists of a lump sum of $1,600,000 payable in two equal installments on March 1, 2010 and March 1, 2011, since Mr. Sterba remained employed by us through March 1, 2010.

(5)          The amount represented is an estimate at maximum performance that would be payable in 2012, if at all, only upon the achievement of the applicable two performance measures at maximum levels of achievement following the completion of the 2009-2011 performance period.  For performance shares, the number indicated assumes that the market price on delivery in 2012 of any such performance shares will be the same as the closing price on December 31, 2010 ($13.02).  Mr. Sterba’s potential awards are pro-rated based on his employment with the Company for 11 months of the 33-month performance period.

(6)  The amount represented is the present value of Mr. Sterba’s SERP benefits calculated as of March 1, 2010.

Equity Compensation Plan Information

The following table shows the total number of outstanding options and shares available for future issuances of options and all other equity awards under all of our equity compensation plans as of December 31, 2010.

EQUITY COMPENSATION PLAN INFORMATION

As of December 31, 2010

	(a)		(b)	(c)
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (#)		Weighted-average exercise price of outstanding options, warrants and rights ($)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (#)
Equity compensation plans approved by security holders	4,316,159	(1)	17.08	4,935,182	(2)
Equity compensation plans not approved by security holders (ESP II) (3)	205,847		15.96	51,653
Total	4,522,006		17.03	4,986,835

(1)          Amount includes 3,847,212 outstanding options, and 367,897 outstanding restricted stock rights from the PEP, and 101,050 outstanding options from the Director Retainer Plan, which expired in July 1, 2005.

(2)          As of December 31, 2010, although 4,935,182 shares of the 12,343,000 authorized shares remained available for future issuance under the PEP, only 654,345 shares remained available for future issuance of full-value equity awards under the PEP due to the PEP’s separate limit of 1,560,000 authorized shares that may be subject to full-value equity awards. (As discussed on page 32, only 469,910 shares remain available for future issuance of full-value equity awards as of March 22, 2011.)

(3)          Under the ESP II (as referenced under the caption “Non-Tax Qualified Retirement Plans” on page 65), a participant may choose to invest his or her accounts in one or more of several hypothetical investment funds, including the PNM Resources Stock Fund, which provides for returns based on a hypothetical investment in shares of common stock of PNM Resources.  A participant who chooses to invest in the PNM Resources Stock Fund may elect to settle that portion of his or her account in either common stock or cash.  As of December 31, 2010 a total of 257,500 shares of common stock were reserved by PNM Resources for issuance under the ESP II.  As of December 31, 2010, 205,847 shares of PNM Resources’ common stock were allocated to participants in ESP II and 51,563 shares remain available for issuance.

OTHER MATTERS

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires PNM Resources’ executive officers and directors to file certain reports of ownership and changes in ownership with the SEC within two business days of a transaction.   We believe all executive officers’ and directors’ applicable filing requirements were met.

Annual Report and Other Matters

Pursuant to the Notice of Internet Availability of Proxy Materials mailed April 5, 2011, PNM Resources’ Annual Report, along with a copy of the 2010 Annual Report on Form 10-K, was made available to shareholders beginning on April 5, 2011.  Copies of the Annual Report on Form 10-K are available without charge upon written request to Gina Jacobi, Director, Investor Relations, Alvarado Square, Mail Stop 2702, Albuquerque, New Mexico 87158, or electronically at www.pnmresources.com.  You may also obtain our SEC filings through the Internet at www.pnmresources.com or www.sec.gov.

Shareholder Proposals for the Year 2012 Annual Meeting

If you want PNM Resources to consider including a proposal in our 2012 proxy statement and form of proxy next year, you must submit the proposal to us in accordance with applicable rules of the SEC and Article I, Section 4(d) of our bylaws, and your proposal must be received at our principal executive offices no later than the close of business (5:00 p.m. Mountain Standard Time) on December 8, 2011.

We strongly encourage any shareholder interested in submitting a proposal to contact our Corporate Secretary in advance of this deadline to discuss the proposal, and shareholders may want to consult knowledgeable counsel with regard to the detailed requirements of applicable securities laws.  Submitting a shareholder proposal does not guarantee that we will include it in our proxy statement.

In addition, even if you do not want the proposal to be included in our next year’s proxy statement and form of proxy, under our bylaws, any shareholder intending to nominate a candidate for election to the Board or to propose any business at our 2012 annual meeting, must give notice to our Corporate Secretary no later than the close of business (5:00 p.m. Mountain Standard Time) on December 8, 2011. The notice must include information specified in Article I, Section 4(d) of our bylaws, including information concerning the nominee or proposal, as the case may be, and information about the shareholder’s ownership of and agreements related to our stock.  We will not entertain any proposals or nominations at the annual meeting that do not meet the requirements set forth in our bylaws.

For information on recommending individuals for consideration as nominees, see page 20 of this proxy statement.

Shareholder proposals should be delivered to or mailed and received by us on or before the above dates addressed to:

Corporate Secretary

PNM Resources, Inc.

Alvarado Square, MS-2822

Albuquerque, NM  87158

If you would like a copy of the procedures for submitting shareholder proposals contained in our bylaws, please contact:

Assistant Corporate Secretary

PNM Resources, Inc.

Alvarado Square, MS-2850

Albuquerque, NM  87158

505-241-2205

For next year’s Annual Meeting of Shareholders, the persons appointed by the proxy to vote shareholders’ shares will vote those shares according to their judgment on any shareholder proposal that PNM Resources receives after December 8, 2011.  If the shareholder does not also comply with the requirements of Rule 14a-4(c)(2) under the Securities Exchange Act of 1934, as amended, we may exercise discretionary voting authority under proxies that we solicit to vote in accordance with our judgment on any such shareholder proposal or nomination.

By Order of the Board of Directors,

Patrick V. Apodaca
Senior Vice President, General Counsel
and Secretary

APPENDIX A

PNM RESOURCES, INC.

CORPORATE GOVERNANCE PRINCIPLES

Adopted:  October 7, 2003

(Last Amended:  December 14, 2010)

INTRODUCTION

The Board of Directors (the “Board”) of PNM Resources, Inc. (“PNM Resources” or the “Company”) recognizes the importance of corporate governance to the proper management of the Company and has organized the various governance policies adopted and practiced over the years into this consolidated Corporate Governance Principles document so that investors, employees, customers, regulators and the community may be aware of the policies followed by the Company.  The Board has taken advantage of the opportunity to create this document to revisit its policies and modify or adapt them to the dynamic corporate governance environment globally. These principles have been approved by the full Board after analysis of the policy considerations for the principles.  The Board chose the practices, which it believes to be in the best interests of its investors.  Because the Board recognizes the on-going debate with regard to corporate governance practices, it has charged its Nominating and Governance Committee (“Nominating Committee”) with reviewing the principles at least annually (or more often if necessary) and to recommend any necessary changes to the Board.

I.      BOARD OF DIRECTORS: GENERAL

A.                 Responsibilities

The primary responsibility of the Board is to oversee the management of the Company to optimize its long-term value for its shareholders.  The management of the Company is conducted on a daily basis under the direction of the Chief Executive Officer (“CEO”) selected by the Board.  The Board and management agree that shareholder value is optimized by operating the Company in an ethical and forthright manner and responsibly addressing the concerns of its various constituencies, including employees, customers, government officials, suppliers, the communities it serves and the public at large.  Board members oversee the management of the Company and advise and counsel the CEO and the executive management team relative to matters of policy, business affairs, and overall strategy. The Board seeks to assure that the Company’s business is conducted with the highest standards of ethical conduct and in conformity with applicable laws and regulations.  Except for matters requiring shareholder action, the Board is the ultimate decision-making body of the Company.  Among the Board’s most important responsibilities are the election, evaluation and compensation of the Company’s CEO and the other members of the executive management team.  In addition the Board oversees the process of succession planning for the CEO and other members of senior management; reviews, approves and monitors fundamental financial and business strategies and major corporate actions; assesses major risks facing the Company and reviews options for their mitigation; assures processes are in place for sustaining the integrity of the Company including the integrity of its financial statements, its compliance with law and its Code of Conduct and its relationships with customers, regulators, other government officials, employees and its other constituencies.

The Board reviews and discusses reports by management on the Company’s performance, its plans and prospects and immediate issues facing the Company.  In accordance with the Company’s Bylaws, the Board determines the requirements for service as a Director and the fees for the Board.  Directors will act with integrity and demonstrate a commitment to the Company and its strategies, and to building shareholder value.  Although the Board exercises vigorous and diligent oversight over the Company’s affairs, it does not perform or duplicate the role of management, which is to operate the Company on a daily basis.

B.                 Board Meetings, Materials and Information

The number of scheduled Board meetings will vary with circumstances; however, a minimum of five meetings are held annually.  Special meetings are called as necessary in accordance with the Company’s Bylaws.  Directors are responsible for attending all meetings and for reviewing materials provided in advance of each meeting.  Meeting materials are distributed sufficiently in advance of the meeting to allow for prior review.  For Regular Meetings of the Board, meeting materials are generally distributed the week prior to the meeting.  Directors are expected to actively participate in Board and committee meetings. In addition, the Board has access to the Company Intranet for timely news and information, in addition to receiving monthly performance reports and other information from the Company that is helpful in the performance of Directors’ responsibilities.  The CEO also uses a dedicated message line to communicate urgent or critical information to the Board. The Chairman of the Board determines Board agendas, with input from Directors and other members of executive management.  At the December Board meeting, Committees and the Board review and approve a schedule of key issues to be addressed during the course of the next calendar year to be aligned with the respective Committee Charters.

C.                 Board Size

The Company’s Articles of Incorporation require the Board to have between 5 and 12 members, with the exact number fixed by the Board.  The Board has determined that ten members is the appropriate size for the Company.  The Board will deviate from that number (within the limits established by the Articles) only to facilitate the orderly addition and development of new Board members to replace departing Directors.

D.                 Director Elections; Voting Requirements

Directors are elected to serve one-year terms.  In order to be elected, a Director must receive the affirmative vote of a majority of the shares of the Company’s common stock represented at the meeting and entitled to vote on the election.  Abstentions by those represented at the meeting and entitled to vote have the effect of a vote against the nominee.  “Broker non-votes” are not counted.  Any nominee in an uncontested election who does not receive the affirmative vote of a majority of the shares represented at the meeting and entitled to vote must promptly submit his or her resignation for consideration by the Nominating Committee, which shall make a recommendation to the full Board within a reasonable period of time.  A quorum for purposes of holding a valid meeting at which Directors are elected is at least a majority of the Company’s outstanding common stock entitled to vote, represented at the meeting either in person or by proxy.   Directors added to the Board during the course of the year will stand for election at the next Annual Shareholders Meeting.

E.                   Process for Director Nominations

The Board is responsible for recommending Director nominees for election by the shareholders and for selecting Directors to fill vacancies until voted upon by the shareholders.  The Board has delegated the Director screening process to the Nominating Committee, which has the responsibility to recommend candidates to the Board.  The Nominating Committee will consider suggestions from current Directors, officers and employees of the Company, shareholders, industry associations, special interest groups, recruiting firms, and others. Shareholders wishing to provide suggestions for nominees should submit their suggestions together with a description of the potential nominee’s qualifications, appropriate biographical information and signed consent to serve to the Corporate Secretary, PNM Resources, Inc., Alvarado Square MS-2822, Albuquerque, New Mexico 87158.

F.                   Nominations Policy

Corporate boards are confronted with a highly complex, ever-changing body of law governing their role to direct the management of corporations, which are affected by and responsible to an increasingly diverse and active set of constituencies. In order to represent the interests of shareholders, Directors must be aware of and understand the interests of institutional investors, pension fund managers, the communities in which the corporation operates, individual shareholders, customers, government officials and employees. In this context, an effective director search process begins with a careful evaluation of the Board’s needs and culture. By auditing itself for missing talents, future trends and strategic issues, the Board can make the new director search much more productive.

The Board of Directors recognizes that the contribution of the Board depends not only on the character and capabilities of the Directors individually, but also on their collective strengths. It further recognizes the importance of a well-balanced board, which reflects the interests of the Company’s shareholders, customers, employees, regulators and the communities it serves. It is the intent of this Board to fill vacancies by thoroughly reviewing the current strengths and weaknesses of the Board, the size of the Board, the potential future service of current members, and the diversity of the Board, including age, ethnicity, geographic representation, experience, and education. The Board recognizes the need to be flexible and responsive to the needs of all the Company’s constituencies in order to optimize the long-term value of the Company for its shareholders.

The Nominating Committee is responsible for seeking out possible candidates and otherwise aiding in attracting highly qualified candidates as Directors. In considering potential nominees for election, the Board will consider the attributes listed above, as well as any potential obligations (employment or otherwise), which could be considered a hindrance to the performance of the duties of a Director or a threat or opportunity to the Company.  The Nominating Committee has also developed detailed guidelines to facilitate the candidate search and nomination process.  In identifying possible candidates for the Board, the Nominating Committee will not consider persons who provide professional services for the Company such as legal counsel, investment bankers and accountants.

G.                 General Board Attributes

Recognizing that the contribution of the Board will depend not only on the character and capabilities of the Directors taken individually but also on their collective strengths, the Board should be composed of:

(a)          Directors chosen with a view toward bringing to the Board a variety of experience and background relevant to the Company’s business;

(b)         Directors who will form a balanced core of business executives with varied expertise including having accounting or related financial management expertise;

(c)          Directors who have substantial experience outside the business community — in the public, academic or scientific communities, for example;

(d)         Directors who are financially literate and who satisfy the definition of audit committee financial expert promulgated by the New York Stock Exchange;

(e)          Directors who will represent the balanced, best interests of the shareholders as a whole rather than special interest groups or constituencies; and

(f)            A majority of Directors who are independent according to criteria established by the New York Stock Exchange.

H.                 Director Qualifications

In addition to conformance to the general board attributes described above, candidates for election as Directors should possess the following qualifications:

(a)          each Director should be an individual of the highest character and integrity and have an inquiring mind, vision and the ability to work well with others and exercise good judgment;

(b)         each Director should be free of any conflict of interest which would violate any applicable law or regulation or interfere with the proper performance of the responsibilities of a Director;

(c)          each Director should possess substantial and significant experience which would be of particular importance to the Company in the performance of the duties of a Director;

(d)         each Director should have sufficient time available to devote to the affairs of the Company in order to carry out the responsibilities of a Director;

(e)          each Director should have the capacity and desire to represent the balanced, best interests of the shareholders as a whole and not primarily a special interest group or constituency; and

(f)            each Director should have an equity ownership interest in the Company prior to commencing service on the Board with such ownership interest increasing over time, consistent with the approved director stock ownership guidelines.

I.                      Orientation for New Directors; Continuing Education

New Directors participate in an orientation program including visits to Company facilities and discussions with key executives.  New Directors are provided a Director Reference Manual during orientation.  Continuing education programs are recommended to the Directors, and Directors are encouraged to periodically attend Director education programs.

J.                   Board Evaluation

In assessing the strengths and weaknesses of the Board, an annual evaluation is performed to determine: (1) how well its members’ talents and expertise are suited to guiding the Company into the future; (2) areas of focus for development of current Directors, potential future candidates, and the Board in general; (3) the effectiveness of Board processes in assisting the Directors in fulfilling their duties; and (4) in general to determine whether the Board and its committees are functioning effectively. The Board evaluation process includes individual Director evaluations.  The Nominating Committee administers the evaluation process and recommends the frequency and format of the individual Director evaluations.

K.                 Limits on Number of Board Memberships

Service on other corporate boards often broadens and deepens the knowledge and experience of our Directors.  In addition, officers of the Company who serve on other boards frequently gain valuable insight and experience, which proves beneficial to the Company.  However, service on too many boards can interfere with an individual’s ability to perform his or her responsibilities.  Before accepting an additional board position, a Director is expected to consult with the Chair of the Nominating Committee and the Chairman of the Board to determine whether or not a conflict of interest exists.  In addition, a Director will consider whether the acceptance of a new directorship would compromise his or her ability to perform present responsibilities.  No Director may serve on more than four boards of public companies.  No Director may serve on more than three audit committees of public companies.  An officer of the Company may not serve on a board of a public company without the prior approval of the Chief Executive Officer.

L.                  Communication with the Board

Shareholders wishing to communicate with the Board, or with a specific Director, may do so by writing to the Board, or to the particular Director, and delivering the communication in person or mailing it to: Board of Directors, c/o Corporate Secretary, PNM Resources, Inc., Alvarado Square, MS-2822, Albuquerque, New Mexico 87158. All shareholder communications will be relayed to the Board or an appropriate committee of the Board.  If the shareholder desires to communicate a concern directly with the Board without initial review by the Corporate Secretary, the concern should be submitted in writing, in a sealed envelope addressed to the Board, in care of the Corporate Secretary, with a notation indicating that it is to be opened only by the Board.  The Corporate Secretary shall promptly forward the unopened envelope to the Board.  From time to time, the Board may change the process for shareholder communications with the Board or its members. Please refer to the Company’s website www.pnmresources.com for any changes in this process.

Shareholders and other interested parties wishing to communicate directly with the presiding director or with the non-management Directors as a group may do so by writing to Presiding Director, c/o Corporate Secretary, PNM Resources, Inc., Alvarado Square, MS-2822, Albuquerque, New Mexico 87158.

II.    INDEPENDENCE AND COMMITTEES

A.                 Majority of Independent Directors/Definition of Director Independence

The Board has and will have a majority of independent Directors.  At most, two members of management, including the CEO, may serve as Directors. The definition of independence follows applicable law and meets or exceeds the requirements of the New York Stock Exchange (“NYSE”) Corporate Governance Listing Standards.  The Board reviews annually the relationship each Director has with the Company. No Director is considered independent unless the Board affirmatively determines that the Director has no material relationship with the Company.  PNM Resources will disclose in the Company’s annual proxy statement those determinations and the basis for a Board determination that a relationship is not material.

B.                 Committee Composition

Each of the Audit and Ethics Committee, the Compensation and Human Resources Committee and the Nominating and Governance Committee is composed entirely of independent Directors. The Finance Committee has a majority of independent Directors, and is composed entirely of non-employee (non-management) Directors.  Each committee has a written charter that complies with the requirements of applicable law and stock exchange listing standards.  In general, committees of the Board are used to focus on issues that may require more in-depth scrutiny.  The specific duties of each committee are detailed in the committee charters, and are approved by the Board.  Charters are available on the Company website and will be mailed to shareholders upon request.  Each committee reviews its charter on an annual basis, or more frequently if necessary, and recommends any amendments to the full Board.

The membership of each committee is recommended to the Board by the Nominating Committee and is rotated based on the following principles: (1) rotation of committee chair every three-to-seven years, and (2) rotation of other committee members every three-to-five years.  The committees themselves select committee chairs from their membership.  Each of the committees shall meet as often as it deems appropriate, but not less frequently than three times a year.  In addition, the Audit and Ethics Committee meets every quarter to review the Company’s 10-K and 10-Q filings with the Securities and Exchange Commission.

C.                 Leadership Structure

The Board retains the right to exercise its discretion in combining or separating the offices of Chairman of the Board and Chief Executive Officer, as well as to determine whether, if the positions are separated, the Chairman may be an employee, non-employee, or an independent Director.  This determination is made depending on what is best for the Company in light of all circumstances prevailing at the time.  Currently, the Board believes it to be in the best interests of the Company to separate the two positions.  The Board has separated the two offices on four different occasions since the late 1980s; most recently, the Board separated the two offices again effective March 1, 2010.

D.                 Lead Director Position

The Chairman of the Board presides at all meetings of the stockholders and of the Board.  In circumstances where the non-management Directors meet without the Chairman, the Board selects a presiding director.    A presiding director is selected each year.  The Director selected is responsible for facilitating and chairing the non-management Directors meetings scheduled for that year.  The non-management Directors meet at least twice a year without management present and will meet more often as the need arises.

III.   PLANNING / OVERSIGHT FUNCTIONS

A.                 Directors Have Direct Access to Management

Directors are encouraged to have contact with members of executive management and to familiarize themselves with the Company’s operations.  Members of management are assigned as committee coordinators to assist the committee chairs and members with various committee duties.  Members of executive management attend Board meetings and members of the workforce are routinely called upon to make Board presentations.  Sound judgment is used in striking the balance of engagement with management and avoiding inappropriate involvement in the daily operations of the Company.

B.                 Independent Directors Formally Review CEO Performance

The independent Directors make this evaluation annually, and communicate the results to the CEO.  The evaluation is based upon objective criteria including performance of the business, accomplishment of long-term strategic objectives, development of management, and other criteria established by the Board.  This evaluation is used by the Compensation and Human Resources Committee in establishing the CEO’s compensation program and in determining the appropriate compensation level for the CEO to recommend to the Board.

C.                 Succession Planning

At least annually the CEO must review management development and succession planning with the Board to assure the effectiveness of the process and identify areas of need.  The Board focuses specifically upon succession planning for the CEO and reviews the CEO’s plans for other members of executive management.

D.                 Ethics and Conflicts of Interest

The Company is committed to the highest standards of ethical behavior.  Directors, officers, employees and all other agents and representatives of the Company are expected to observe both the letter and spirit of the law in every transaction and make their own personal commitment to ethical behavior.  Every person working for PNM Resources and its affiliates must act in conformity with its Principles of Business Conduct expressed in its Do the Right Thing guidebook.  The Principles of Business Conduct are grounded in our shared values of Safety, Integrity, Stewardship, Accountability, Innovation and Teamwork.  The Board has not permitted any waiver of any ethics policy for any Director or Executive Officer.  The Board has authorized the Nominating Committee to consider requests for waivers of the Company’s Principles of Business Conduct for a Director or Executive Officer.  There is a strong presumption against providing any waivers.  Any waivers granted must be accompanied by terms and conditions sufficient to protect the Company under the circumstances.  Any waiver of the principles for any Director or Executive Officer will be referred to the full Board for ratification and, if upheld, will promptly be disclosed to shareholders.

The Directors and officers complete a Conflict of Interest Questionnaire annually.  The Nominating Committee has oversight responsibility regarding conflicts of interest.  If an actual or potential conflict of interest arises for a Director, the Nominating Committee addresses the matter with the Director and promptly informs the CEO and the Board.  If a significant conflict exists and cannot be resolved, the Director is expected to resign. A Director is required to disclose to the full Board when any matter under consideration involves a conflict of interest, whether direct or indirect.   Directors are recused from any discussion or decision affecting their personal, business or professional interests. The Board resolves any conflict of interest issue involving the CEO.  The CEO resolves any conflict of interest issue involving any other officer of the Company.

E.                   Board Advisors

The Board and its committees have the right to communicate directly with the Company’s principal external and internal advisors and to retain at the Company’s expense independent legal counsel, investment bankers, accountants and other consultants.

IV.   COMPENSATION OF DIRECTORS

A.                 Directors Paid Partially in Stock

Only non-employee Directors are compensated for their service as Directors. Their compensation is intended to be sufficient to attract qualified candidates.  Director compensation is a mix of cash and stock-based compensation.  The latter is intended to align the interests of the Directors with those of the shareholders.  The Company has no retirement program for Directors.  Director compensation is established and reviewed by the Board from time to time.  The Compensation and Human Resources Committee is responsible for making recommendations to the Board concerning Director compensation.

B.                 Stock Ownership Guidelines for Directors/Officers

The Board believes that Directors should be stockholders and have a financial stake in the Company. The Board requires that newly elected Directors, before commencing Board service, become shareholders in the Company.  The Compensation and Human Resources Committee establishes and recommends to the full Board minimum stock ownership guidelines for Directors.  The Compensation and Human Resources Committee establishes stock ownership guidelines and holdings requirements for officers.  The guidelines are reviewed periodically for any appropriate changes.

V.    DIRECTOR SERVICE

A.                 Term Limits for Directors

A Director is not eligible for nomination for another term if election for that term would result in the Director serving for more than twelve (12) years, except:  (1) under extraordinary circumstances involving the Company where the Board in its discretion deems it to be in the best interest of the Company for the Director to continue serving on the Board for more than twelve (12) years; or (2) the service beyond twelve (12) years is due to the Director having been selected to fill a vacancy resulting in serving for a portion of an unexpired term.  A nominee for Director for a term which would result in service in excess of twelve (12) years is required to submit a written resignation to the Board for acceptance at such time as the Board, in its discretion, deems advisable.

B.                 Inside Directors

A Director who is also an employee of the Company is required to submit a written resignation to the Board on the date of his or her leaving the Company, for acceptance at such time as the Board, in its discretion, deems advisable.

C.                 Periodic Review

The establishment of term limits does not mean that a Director will be nominated to serve additional terms up to the maximum number of terms allowable.  Nominations for successive terms are not routine, it being understood that an evaluation process is used to determine that each nomination is in the best interest of the Company.

D.                 Change In Employment and Health Condition

Directors are chosen based on their overall qualifications and the particular skill sets needed by the Board at the particular point in time.  Key to the selection is the Director’s professional and community achievements and the Director having the ability to devote to the substantial duties of a Board member.  Directors who undergo a significant change in their business or professional career are required to submit a letter of resignation to the Chair of the Nominating Committee.  The Board, in its discretion, will determine acceptance of the resignation.   A Director who experiences a change, such as a disabling health condition, that prevents the proper performance of the duties of a Director is required to submit a letter of resignation.  The determination as to whether a change warrants resignation shall be made by the Chair of the Nominating Committee.

E.                   Chief Executive Officer

By virtue of the position, the CEO of the Company is a Director and the Board’s policy regarding term limits does not apply to the CEO as a Director.  When the Director no longer holds the position of CEO of the Company: (1) he or she is required to submit a written resignation as a Director to the Board for acceptance at such time as the Board, in its discretion, deems advisable; (2) the provisions of the Board’s policy regarding service as an Inside Director and term limits applies to the Director; and, (3) any service on the Board by the Director, including the time served on the Board as CEO, is counted for purposes of determinations under this policy.

F.                   Policy Changes

The adoption of this policy does not mean a contract exists with any individual Director.  The Board fully reserves the absolute right to change any policy with respect to service on the Board or nomination of a person for service on the Board at any time.

APPENDIX B

PNM RESOURCES, INC.

BOARD OF DIRECTORS

EQUITY COMPENSATION AWARDS POLICY

Approved:  December 5, 2006
Amended:  February 17, 2011

BACKGROUND

PNM Resources, Inc. (the “Company”) has adopted the Omnibus Performance Equity Plan (the “PEP” or “Plan”) by which it provides incentives for performance by granting equity awards. Participants in the Plan are employees of the Company and its subsidiaries which have adopted the PEP, as well as the Company’s non-employee directors.  The Compensation and Human Resources Committee (the “Committee”) of the Board of Directors administers the PEP.

The purpose of this policy is to provide increased transparency in the Company’s governance practices.  This policy describes the Company’s process and practices related to the awarding of equity compensation.  To ensure adherence to this policy, the Company’s Audit Services Department will annually review the process and practices used by the Company in awarding equity compensation.

POLICY

1.                        Equity compensation awards shall be made only in compliance with the terms of the PEP and with applicable laws and regulations.  The Senior Vice President and Chief Administrative Officer of the Company is charged with the responsibility of assuring equity compensation compliance.

2.                        The Board shall determine the amount of any award of equity compensation to non-employee directors.  The date of award of any equity compensation to non-employee directors shall generally be the date of the Annual Meeting of Shareholders.

3.                        The Committee shall approve the award of equity compensation to officers.  In doing so the Committee shall give due consideration to the recommendations of the CEO of the Company.  In determining an award of equity compensation to the Company’s CEO, the Committee shall solicit the input of the outside directors of the Company’s Board, provided that the Committee shall have sole discretion to determine the award, if any, of equity compensation to the CEO.

4.                        The President of the Company shall propose to the Committee annually a pool of equity grants to be made available for the award of equity to non-officer employees with recommendations for the allocation of the pool among the eligible employees.

5.                        The Committee shall generally make any award of equity compensation to employees at its first regularly scheduled meeting each year, unless the meeting occurs during a black-out period for trading in Company securities in accordance with the Company’s Insider Trading Policy.  Under those circumstances, the Committee may (a) schedule a special meeting for the consideration of equity compensation awards to be held after the expiration of the blackout period; (b) award the equity compensation by means of unanimous consent executed after the expiration of the black-out period; or (c) pre-approve the equity compensation with an effective date of the first trading day after expiration of the black-out period.  In accordance with the Company’s Insider Trading Policy, a black-out period expires on the third trading day after release of the material, non-public information causing the black-out period.  The related award agreements are prepared and distributed as soon as administratively feasible following the date on which the awards are approved.

6.                        If it is determined that equity compensation should be awarded to an employee after the Committee has awarded equity compensation pursuant to its annual process, for example in the case of new hires, any such

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equity compensation will generally be awarded by the Committee at its next regularly scheduled meeting.  The Committee may award such equity compensation by one of the alternative means identified in Section 5 of this policy.

7.                        Equity compensation awards are prospective only.  The date of awards is the date on which the Committee approves the awards unless: (a) the date of approval is a non-trading day, in which case the date is the immediately preceding trading date; or (b) in the case of pre-approval during a black-out period, in which case the date is the first trading date after expiration of the black-out period.  The date of the award cannot be changed.  If an equity compensation award is made by unanimous consent, the effective date of the award shall be the date the last signature is received unless another date is specified in the resolutions in accordance with this policy.

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APPENDIX C

PNM Resources, Inc.

Board of Directors

Policy and Procedure Governing Related Party Transactions

Approved:  February 13, 2007

It is the policy of the Board of Directors of PNM Resources, Inc. (the “Company”) that any transaction, arrangement, or relationship or series of similar transactions, arrangements or relationships, including any indebtedness or guarantee of indebtedness, with a Related Party (defined below) where the aggregate amount involved is expected to exceed $120,000 in any calendar year (“Related Party Transactions”) shall be subject to approval or ratification in accordance with the procedures set forth below.  It is the purpose of this Policy and Procedure to supplement, rather than displace, existing approval processes for Company transactions.

1.               The Compensation & Human Resources Committee (the “Committee”) of the Board of Directors shall review the material facts of any Related Party Transaction and either approve or disapprove the transaction, subject to the exceptions identified below.  If advance approval is not feasible, then the Committee must ratify the Related Party Transaction at its next regularly scheduled meeting or the transaction must be rescinded.  In determining if a Related Party Transaction should be approved or ratified, the Committee shall consider, among other factors it deems appropriate, such factors as (i) the extent of the Related Party’s interest in the Related Party Transaction, (ii) if applicable, the availability of other sources of comparable products or services, (iii) whether the terms of the Related Party Transaction are no less favorable than terms generally available in unaffiliated transactions under like circumstances, (iv) the benefit to the Company, and (v) the aggregate value of the Related Party Transaction.

2.               For purposes of this Policy and Procedure, “Related Party” means:

a.               Any person who is or was an executive officer, director or nominee for election as a director (since the beginning of the last fiscal year); or

b.              Any person or group who is a greater than 5% beneficial owner of the Company’s voting securities; or

c.               Any immediate family member of any of the foregoing, which means any child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, sister-in-law, and anyone residing in such person’s home (other than a tenant or employee).

3.               The Company’s Corporate Governance Department shall collect and maintain a master list of all Related Parties and distribute that list to appropriate officers and employees so that such officers and employees may identify and bring forward any proposed Related Party Transactions.  The Company’s Corporate Governance Department, in consultation with the Company’s Law Department, shall review each proposed transaction where the aggregate amount involved is reasonably expected to exceed $120,000 in a calendar year and present it to the Committee for review.

4.               No director of the Company may engage in any Committee or Board discussion or approval of any Related Party Transaction in which he or she is a Related Party; provided however, that such director must provide to the Committee or Board, as the case may be, all material information reasonably requested concerning the Related Party Transaction.

5.               All ongoing Related Party Transactions must be reviewed and approved annually by the Committee.

6.               The following types of transactions have been reviewed by the Committee and are hereby pre-approved (“Pre-Approved Transactions”):

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a.               Any compensation paid to a director if the compensation is pursuant to the Board-approved standard compensation arrangements for directors;

b.              Any compensation paid to an executive officer, solely resulting from the employment relationship with the Company if the compensation is reviewed and approved by the Compensation & Human Resources Committee or by the Board.

c.               Any transaction with another company at which a Related Party’s only relationship is as director or beneficial owner of less than a 10% equity interest of that company’s shares;

d.              Any transaction involving a Related Party where the rates or charges involved are determined by competitive bids, or any transaction with a Related Party involving the rendering of services as a common or contract carrier, or public utility, at rates or charges fixed in conformity with law or governmental authority;

e.               Any transaction with a Related Party involving services as a bank depositary of funds, transfer agent, registrar, trustee under a trust indenture, or similar services;

f.                 Any transaction in which the Related Party’s interest arises solely from the ownership of the Company’s equity securities and all holders of the Company’s equity securities received the same benefit on a pro rata basis (e.g. dividends);

g.              Transactions available to employees generally;

h.              Transactions approved by another Committee or the Board in the normal fulfillment of its charter and responsibilities.

In conjunction with implementing this Policy and Procedure, the Committee shall review any existing Related Party Transactions entered into during 2006 and make a determination whether to ratify or rescind the transaction, unless the transaction is a Pre-Approved Transaction.

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APPENDIX D

APPROVED BY THE BOARD OF DIRECTORS

December 17, 2003

(Amended:  February 17, 2011)

CHARTER

AUDIT AND ETHICS COMMITTEE

Committee Coordinator — J. D. Trujillo

A.  PURPOSE

1.               The Audit and Ethics Committee (the “Committee”) shall be a standing committee appointed by the Board of Directors to assist the Board in monitoring:

the integrity of the Company’s financial statements;

the Company’s compliance with legal and regulatory requirements;

the independent auditor’s qualifications and independence; and

the performance of the Company’s internal audit function and independent auditors.

2.               The Committee shall monitor the Company’s system of disclosure controls and system of internal controls regarding finance, accounting, legal, compliance and ethics that management and the Board have established.

3.               The Committee shall be responsible for preparing the report required by the rules of the Securities and Exchange Commission (“SEC”) to be included in the Company’s annual proxy statement.

4.               Because the function of the Committee is oversight, the authority and responsibilities contained in this Charter do not include the duties to plan or conduct audits or to determine that the Company’s financial statements and disclosures are complete and accurate and in accordance with generally accepted accounting principles and applicable rules and regulations.  These are the responsibilities of management and the independent auditor.

B.  STRUCTURE AND OPERATIONS

1.               The Committee shall consist of at least three independent directors appointed by the Board upon the recommendation of the Board Nominating and Governance Committee.  All members of the Committee shall be free of any relationships that would interfere with their exercise of independent judgment and shall meet the membership requirements established by the New York Stock Exchange.  The Committee shall annually elect one of its members to be the Chair, giving due consideration to the nominee recommended by the Board Nominating and Governance Committee.  At least one member shall be designated by the Board as the “audit committee financial expert” as defined by applicable law.  Committee members shall not simultaneously serve on the audit committees of more than two other public companies.

2.               The Committee shall meet as often as it deems appropriate, but no less often than quarterly.  The Committee shall provide the opportunity at each regularly scheduled meeting and other appropriate times for separate executive sessions with management, internal auditors and independent auditors.

3.              The Committee has the authority to initiate and supervise investigations into any matters within the scope of its authority and responsibilities.  The Committee is authorized to retain the services of internal or outside legal, accounting and other advisors, as it deems necessary in the fulfillment of its duties.  The Committee and its designees shall have unlimited accessibility to all the Company’s records, property and employees.  The Committee shall have sufficient funding to carry out its duties, including funding for payment of compensation to the independent auditor for preparing or issuing an audit report or performing other audit, review or attest services for the Company; payment for any advisors used by the Committee; and ordinary administrative expenses necessary and appropriate in carrying out its duties.

4.               The Committee may delegate specific responsibilities to a subcommittee of one or more of its members provided that the subcommittee shall keep the full Committee informed of its activities.

C.            DUTIES AND RESPONSIBILITIES

1.               The Committee shall be directly responsible for the appointment, compensation, retention and oversight of the work of the independent auditors (including resolution of disagreements between management and the independent auditors regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company.  The independent auditors shall report directly to the Committee.

2.               The Committee shall pre-approve all auditing services and permitted non-audit services to be performed for the Company by its independent auditors in accordance with applicable law.  If the Committee delegates its pre-approval authority to one or more of its members, any pre-approvals granted pursuant to the delegation shall be reported to the full Committee at its next meeting.

3.               At least annually, the Committee shall review the qualifications, performance and independence of the independent auditors.  The Committee’s evaluation shall include a review of the audit firm’s lead partner.  As part of this review, the Committee shall obtain and review a report by the independent auditors describing:

a.               the firm’s internal quality control procedures;

b.              any material issues raised by the most recent internal quality control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, regarding one or more independent audits carried out by the firm, and any steps taken to deal with those issues; and

c.               all relationships between the independent auditors and the Company to assist the Committee in assessing the auditor’s independence.

4.               As part of the annual review of the independent auditors, the Committee shall discuss with the independent auditors any relationships or services provided to the Company that may impact their objectivity and independence and significant legal matters involving the firm.  For purposes of this discussion, significant legal matters do not include litigation that is merely incidental to the practice of the accounting profession.

Significant legal matters include:

a.               legal matters that may have a significant adverse effect on the firm or its reputation;

b.              lawsuits or enforcement actions that have been filed by the SEC against the firm;

c.               criminal actions concerning the firm’s professional practice in which the firm or any of its partners or professional staff is a defendant;

d.              SEC investigations involving an individual who would be providing services for the Company; and

e.               any other matters that may affect the firm’s continuing ability to perform auditing services in a manner that maintains investor confidence in the integrity of the Company’s financial statements.

5.               The Committee shall recommend to the Board any appropriate action to be taken as a result of the annual review of the independent auditors that may be necessary to satisfy itself of the independence of the independent auditors and their ability to satisfactorily perform auditing services.

6.               The Committee shall assure the rotation of the lead audit partner every five years and other audit partners every seven years and shall establish hiring policies regarding employees and former employees of the independent auditors.  The Committee shall have the authority to adopt, review and revise policies regarding the regular rotation of the audit firm.

7.               The Committee shall review and discuss the Company’s annual audited financial statements and quarterly financial statements with management and the independent auditor, including the footnotes, the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and the certifications of the Chief Executive Officer and the Chief Financial Officer required by applicable law regarding the Company’s financial statements and reports filed with the SEC.  In conducting its review, the Committee shall review:

a.               major issues regarding accounting principles and financial statement presentations, including any significant changes in the Company’s selection or application of accounting principles, and major issues as to the adequacy of the Company’s internal controls and any special audit steps adopted in light of material control deficiencies;

b.              analyses prepared by management or the independent auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements; and

c.               the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of the Company.

8.               The Committee shall discuss the Company’s earnings press releases, including the use of “pro forma” or “adjusted” non-GAAP information, as well as financial information and earnings guidance provided to analysts and rating agencies.  The discussions may be general in nature, consisting of the types of information to be disclosed and the types of presentations to be made.

9.               The Committee shall discuss the scope, objectives, staffing, reliance upon management and procedures to be included in the annual audit with the independent auditors, including the coordination of the audit effort with the Audit Services Department.

10.         The Committee shall discuss all items required to be communicated in accordance with applicable law, auditing standards or other professional accounting standards relating to the conduct of the audit, including reviewing with the independent auditors any difficulties encountered in the course of the audit work, any restrictions on the scope of activities or access to requested information, and any significant disagreements with management.

11.         The Committee shall discuss policies regarding risk assessment and risk management in order to evaluate their effectiveness in identifying and mitigating significant risks and exposures, including business and financial risks, financial reporting and accounting controls, litigation issues, computerized information system controls and security, compliance with laws and regulations, other internal controls, and areas of operational risk that may impact the Company’s financial health.  The Committee shall review and monitor risk mitigation and management methods designed to address these risks.

12.         The Committee shall review material written communications prepared by the internal and independent auditors and the actions taken by management in response to the internal and independent auditors’ suggestions.

13.         The Committee shall review and monitor the Company’s Ethics and Compliance Program, including the effectiveness of the Program for monitoring compliance with laws and regulations and the results of management’s investigations and handling of any instances of non-compliance, including disciplinary action.

14.         The Committee shall review policies and procedures regarding officers’ expense accounts and perquisites, including their use of corporate assets, and consider the results of any review of these areas by the internal or independent auditors.

15.         The Committee shall establish procedures for:

a.               the receipt, retention and handling of complaints received by the Company regarding accounting, internal accounting controls or auditing matters; and

b.              the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

16.         The Committee shall review and consult with management regarding management’s appointment, evaluation, replacement, reassignment and dismissal of the Director of Audit Services.

17.         The Committee shall review the Audit Services Department’s objectives, resources and effectiveness; its organizational position, objectivity and status within the Company; its compliance with relevant professional standards; and its annual audit plan, including its coordination with the examination performed by the independent auditors.

18.         The Committee shall review the results of the internal audit activities for the year, internal audit’s consideration of the internal control structure and its evaluation of the adequacy of the internal controls over the financial reporting process, computer controls and security and Company-wide risk management.

19.         The Committee shall review with the General Counsel significant litigation and regulatory matters involving the Company and review with the General Counsel and the independent auditors related disclosures made in the financial statements and related footnotes.

20.         The Committee shall make regular reports to the Board of its ongoing activities, actions taken, and, in particular, shall report to the Board regarding any issues that arise regarding the quality or integrity of the Company’s financial statements, the Company’s compliance with legal or regulatory requirements, the performance and independence of the Company’s independent auditors or the performance of the internal auditors.

21.         The Committee shall conduct an annual evaluation of its performance and shall submit an annual report to the Board regarding the evaluation and confirming that all responsibilities described in this Charter have been fulfilled.

22.  The Committee shall review this Charter at least annually and recommend any appropriate changes to the Board for approval.

APPENDIX E

APPROVED BY THE BOARD OF DIRECTORS

DECEMBER 14, 2010

CHARTER

COMPENSATION AND HUMAN RESOURCES COMMITTEE

Committee Coordinator — A. A. Cobb

A.  PURPOSE

1.               The Compensation and Human Resources Committee (the “Committee”) shall be a standing committee appointed by the Board of Directors (the “Board”) with responsibility to:

a.         review and approve corporate goals and objectives relevant to CEO compensation;

b.        evaluate the CEO’s performance in light of those goals and objectives;

c.         determine and recommend for approval by the independent directors of the Board the CEO’s compensation level based on this evaluation;

d.        oversee the performance evaluation process of the CEO;

e.         discuss and review the evaluation of senior officer performance; and

f.           review and approve senior officer compensation, incentive-compensation plans and equity-based plans.

2.               The Committee shall be responsible for preparing the report on senior officer and director compensation required by the rules of the Securities and Exchange Commission (“SEC”) to be included in the Company’s annual proxy statement or annual report on Form 10-K filed with the SEC.

B.  STRUCTURE AND OPERATIONS

1.               The Committee shall consist of independent directors appointed by the Board upon the recommendation of the Nominating and Governance Committee.  All members of the Committee shall be free of any relationships that would interfere with their exercise of independent judgment and shall meet the membership requirements established by the New York Stock Exchange.  The Committee shall annually elect one of its members to be the Chair.

2.               The Committee shall meet as often as it deems appropriate, but not less frequently than three times a year.

3.               The Committee has the authority to initiate and supervise investigations into any matters within the scope of its authority and responsibilities, and is authorized to retain the services and evaluate performance of internal or outside legal, accounting and other advisors, as it deems necessary in the fulfillment of its duties.

4.               The Committee shall have sole authority to retain and terminate any compensation consulting firm to be used to assist the Committee in the evaluation of director, CEO or senior officer compensation, and to approve the consulting firm’s fees and other retention terms.  The Committee and its designees shall have unlimited accessibility to all the Company’s records, property, and employees.

5.               The Committee shall have sufficient funding to carry out its duties, including funding for payment for any advisors used by the Committee; payment to compensate consulting firms; and payment of ordinary administrative expenses necessary and appropriate in carrying out its duties.

6.               The Committee may delegate specific responsibilities to a subcommittee of one or more of its members provided that the subcommittee shall keep the full Committee informed of its activities.

7.               The Committee shall conduct an annual evaluation of its performance and shall submit an annual report to the Board regarding the evaluation and confirming that all responsibilities described in this Charter have been fulfilled.

8.               The Committee shall review this Charter at least annually and recommend any appropriate changes to the Board for approval.

C.  DUTIES AND OTHER RESPONSIBILITIES

1.               The Committee shall review the Company’s compensation policies and benefit programs and how they relate to the attainment of goals.  The Committee shall recommend to the Board the compensation philosophy and guidelines for the entire officer and managerial group, giving emphasis to rewarding long term results and maximizing shareholder value.  The Committee shall make recommendations to the Board regarding use of equity-based compensation plans.

2.               The Committee shall establish an appropriate compensation program for the CEO based on a review of compensation practices for CEO’s and various senior officers in the Company’s own industry, as well as comparable positions nationally.  This program shall include attainment of corporate goals as a key part of its structure.

3.               The Committee shall review and recommend to the independent directors the CEO’s compensation level, including incentives, each year and communicate this to the CEO.  The level of compensation shall be measured against attainment of goals.

4.               The Committee shall review and approve the annual compensation levels, including incentives for senior officers, giving due consideration to the CEO’s recommendations.  As part of this review, the Committee shall discuss the performance evaluations provided by the CEO for the senior officers.

5.               The Committee shall review and approve compensation, including incentive compensation, above the 50th percentile of market for new hire senior officers (above the level of vice president).  For compensation of a newly hired senior officer, the CEO shall have the discretion to approve salary offers up to the 50th percentile of market.  The Committee shall approve all equity compensation.

6.               The Committee shall recommend to the Board the total amount of equity awards to be authorized each year and the amount of individual awards to be approved for officers.   The Committee shall review such information as it shall require to assure that the awards issued to both officers and non-officers are no more than the amount of equity awards authorized by the Board and that the amount of equity awarded to non-officers is appropriately allocated consistent with the long-term best interest of the Company.  The Committee shall report its findings to the Board.

7.               The Committee oversees, and includes the independent directors in the annual performance evaluation of the CEO, giving emphasis to the CEO’s performance relative to the performance goals established by the Board for that year.

8.               The Committee shall recommend officer stock ownership guidelines and shall review officer stock ownership on an annual basis, in compliance with the officer stock ownership guidelines.

9.               The Committee shall review, and make recommendations to the Board concerning any contracts or other transactions with current or former senior officers of the Company, including consulting arrangements, employment contracts, and severance or termination arrangements, unless provided for under existing retention and severance plans.  Additionally, the Committee permits management to make administrative and timing accommodations in the actual execution of these plans for employees and officers, as long as these accommodations do not materially change the benefits under said plans.

10.         The Committee shall plan for management continuity through annual review and approval of a succession plan for the CEO and review of the CEO’s plans for other members of senior officers.

11.         The Committee shall review and monitor the Company’s Affirmative Action program.

12.         The Committee shall review management’s recommendations on health, retirement and other related employee benefit programs.  The Committee shall approve new plans or substantive changes to existing programs in accordance with Board resolutions adopted February 19, 2002.  The Committee shall review reports regarding the adequacy and diversity of the investment fund options under the Company’s 401(k) plan and the educational programs provided to employees regarding participation in the 401(k) plan.

13.         The Committee shall review and approve any additional employee benefits plans and any amendments to employee benefits plans, including those currently in effect and those that may be added in the future, except:

a.         those plans and amendments that exclusively affect the benefits of employees included in a unit of employees covered by a collective bargaining agreement with a labor union;

b.        amendments that are not essential to the meaning of the plan;

c.         amendments to plan design that do not increase the costs of the plan by 10% or more over the costs of the plan in the prior year;

d.        amendments that do not alter the purpose of the plan;

e.         amendments that are required by applicable tax law;

f.           amendments that do not change the participants eligible to participate in the plan nor the intended benefits of the plan;

g.        amendments to correct obvious errors such as typographical or grammatical errors;

h.        amendments required by changes in legal requirements applicable to the plan; and

i.            amendments necessary to clarify the meaning of one or more provisions of the plan.

14.         The Committee shall review any additional employee benefits plans and amendments for which committee approval is not required.

15.       The Committee shall review and approve any employee benefits plan or amendment that is solely for the benefit of one or more officers.

For purposes of this Charter, “employee benefits plan” includes all plans as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), the trusts or other funding mechanisms for the plans, and individually negotiated severance or deferred compensation agreements, whether or not covered by Section 3(3) of ERISA.

APPENDIX F

APPROVED BY THE BOARD OF DIRECTORS

December 17, 2003

(Amended:  2/17/11)

CHARTER

FINANCE COMMITTEE

Committee Coordinator — C. N. Eldred

A.   PURPOSE

1.   The Finance Committee (the “Committee”) shall be a standing committee appointed by the Board of Directors with responsibility to:

a.               review and recommend to the Board the Company’s capital structure and financial strategy, including dividend policy;

b.              oversee the Company’s financial performance, capital expenditures and investment procedures and policies;

c.               oversee the Company’s investments in subsidiaries; and

d.              oversee financial risk management strategies and policies.

2.               The Committee shall have responsibility to oversee the governance, performance and funding level of the pension funds and the performance of the 401(k) plan funds.

B.  STRUCTURE AND OPERATIONS

1.               The Committee shall consist of at least three independent directors appointed by the Board upon the recommendation of the Nominating and Governance Committee.  All members of the Committee shall be free of any relationships that would interfere with their exercise of independent judgment.  The Committee shall annually elect one of its members to be the Chair, giving due consideration to the nominee recommended by the Nominating and Governance Committee.

2.               The Committee shall meet as often as it deems appropriate, but not less frequently than three times a year.

3.               The Committee has the authority to initiate and supervise investigations into any matters within the scope of its authority and responsibilities.  The Committee is authorized to retain the services of internal or outside legal, accounting and other advisors as it deems necessary in the fulfillment of its duties.  The Committee and its designees shall have unlimited accessibility to all the Company’s records, property, and employees.  The Committee shall have sufficient funding to carry out its duties, including funding for payment for any advisors used by the Committee and ordinary administrative expenses necessary and appropriate in carrying out its duties.

4.               The Committee may delegate specific responsibilities to a subcommittee of one or more of its members provided that the subcommittee shall keep the full Committee informed of its activities.

C.  DUTIES AND RESPONSIBILITIES

1.               The Committee shall review the Company’s liquidity position, and recommend to the Board changes in capital structure, financial strategy and dividend policy for the Company.

2.               The Committee shall assist the Board in reviewing the Company’s financial results compared to the business plan (the Annual Operating Plan) and assess operational performance.

3.               The Committee shall review and approve the Company’s pension and corporate investment procedures, and policies.  The Committee shall also review the investment performance of the pension and 401(k) plans.

4.               The Committee shall review the Company’s Capital Expenditure Budget annually and recommend the appropriate spending levels to the Board for approval. The Committee shall also review annually the Company’s Capital Appropriations Policy (No. 218)

5.               The Committee shall (i) review for compliance with corporate strategic goals and approve all single capital projects the value of which is equal to or greater than $25 million and up to $75 million and (ii) review and recommend approval by the Board of all single capital projects the value which is in excess of $75 million.    All capital projects shall have previously been approved by the CEO or any officer of the Company to whom such authority has been properly delegated.  This section shall not apply to capital projects of subsidiaries in which the Company does not have a majority interest.

6.               The Committee shall review and approve every issuance of equity by PNMR and its wholly owned subsidiaries when the value of such issuance is $75 million or less, and shall review and recommend approval by the Board when the cumulative value of such equity issuance for any entity within the prior twelve-month period (not including any issuance previously approved by the Board) is greater than $75 million.

7.               The Committee shall review and approve any debt financing (including, e.g., capital leases, special purpose vehicles, refinancing, restructuring and early retirement) of PNMR and its wholly owned subsidiaries when the cumulative value of such financing for any entity within the prior twelve-month period (not including any financing previously approved by the Board) is equal to or greater than $25 million and up to $75 million  and review and recommend approval by the Board when the cumulative value of such financing for any entity within the prior twelve-month period (not including any financing previously approved by the Board) is in excess of $75 million.

8.               The Committee shall review and approve any capital contributions to any PNMR subsidiary (including partially owned subsidiaries) when the cumulative value of such contribution for any entity within the prior twelve-month period (not including any contribution previously approved by the Board) is equal to or greater than $25 million and up to $75 million and recommend approval by the Board when the cumulative value of such contribution for any entity within the prior twelve-month period (not including any contribution previously approved by the Board) is in excess of $75 million.

9.               The Committee shall review and approve intercompany loan agreements of more than $50 million.

10.         The Committee shall review the financial implications of any significant transactions related to mergers, acquisitions, reorganizations and divestitures and make a recommendation to the Board.

11.        The Committee shall review transactions, or a series of similar transactions within the prior twelve-month period, which involve the sale, transfer or other disposition of assets valued at $50 million or more by the Company or a wholly-owned subsidiary of the Company. In the case of a subsidiary in which the Company has a 50% interest, the threshold shall be $100 million.  For any other subsidiary, the threshold shall be proportional to those established for the wholly-owned subsidiary and those in which the Company has a 50% interest. .  Following its review, the Committee shall make a recommendation for approval by the Board.

12.         The Committee shall review and approve any Company guarantee of obligations of its wholly-owned subsidiaries when the cumulative value of such guarantees for any entity within the prior twelve-month period (not including any guarantee previously approved by the Board) is equal to or greater than $25 million and up to $75 million and review and recommend approval by the Board when the cumulative value of such guarantee for any entity within the prior twelve-month period (not including any guarantee previously approved by the Board) is in excess of $75 million.

13.         The Committee shall review and consult with management on risk management policies and procedures.  The Committee shall approve the Risk Management Policy, Risk Management Committee members, and authorize risk tolerance and review trading in derivative instruments.

14.         The Committee shall review the Company’s insurance program for adequacy of coverage.

15.         The Committee shall periodically review presentations to rating agencies and the financial implications of rating agency actions and shall report its findings via a written report to the Audit and Ethics Committee.

16.         The Committee shall conduct an annual evaluation of its performance and shall submit an annual report to the Board regarding the evaluation and confirming that all responsibilities described in this Charter have been fulfilled.  The report shall include a listing of all transactions conducted during the year in the $25-75 million range.

17.         The Committee shall review this Charter at least annually and recommend any appropriate changes to the Board for approval.

APPENDIX G

APPROVED BY THE BOARD OF DIRECTORS

December 14, 2010

CHARTER

NOMINATING AND GOVERNANCE COMMITTEE

Committee Coordinator — P. V. Apodaca

A.  PURPOSE

1.               The Nominating and Governance Committee (the “Committee”) shall be a standing committee appointed by the Board of Directors (the “Board”) with responsibility to:

a.                                                   identify individuals qualified to become Board members;

b.                                                  recommend to the Board director nominees for election to the Board;

c.                                                   recommend to the Board committee assignments;

d.                                                  review and recommend board compensation;

e.                                                   review and determine board independence;

f.                                                     provide continuing education opportunities for directors;

g.                                                   develop and recommend to the Board a set of corporate governance principles applicable to the Company; and desirable changes as appropriate;

h.                                                  provide oversight regarding conflicts of interest; and

i.                                                      oversee the evaluation of the Board and Committees.

B.  STRUCTURE AND OPERATIONS

1.               The Committee shall consist of independent directors appointed by the Board upon the recommendation of the Committee.  All members of the Committee shall be free of any relationships that would interfere with their exercise of independent judgment and shall meet the membership requirements established by the New York Stock Exchange.  The Committee shall annually elect one of its members to be the Chair.

2.               The Committee shall meet as often as it deems appropriate, but not less frequently than three times a year.

3.               The Committee has the authority to initiate and supervise investigations into any matters within the scope of its authority and responsibilities, and is authorized to retain the services and evaluate performance of internal or outside legal, accounting and other advisors, as it deems necessary in the fulfillment of its duties.

4.               The Committee shall have sole authority to retain and terminate any search firm to be used to identify director candidates and to approve the consulting/search firm’s fees and other retention terms.  The Committee and its designees shall have unlimited accessibility to all the Company’s records, property, and employees.

5.               The Committee shall have sufficient funding to carry out its duties, including funding for payment of compensation to search firms used to identify director candidates; payment for any advisors used by the Committee; payment to compensate consulting firms; and payment of ordinary administrative expenses necessary and appropriate in carrying out its duties.

6.               The Committee may delegate specific responsibilities to a subcommittee of one or more of its members provided that the subcommittee shall keep the full Committee informed of its activities.

G-1

7.               The Committee shall conduct an annual evaluation of its performance and shall submit an annual report to the Board regarding the evaluation and confirming that all responsibilities described in this Charter have been fulfilled.

8.               The Committee shall review this Charter at least annually and recommend any appropriate changes to the Board for approval.

C.  DUTIES AND OTHER RESPONSIBILITIES

1.               The Committee shall develop candidate qualifications for Board membership.  General qualifications for Board membership shall be included in the corporate governance principles recommended by the Committee and approved by the Board.

2.               The Committee shall recommend to the Board nominees to fill Board vacancies.

3.               The Committee shall recommend to the Board the composition, the optimum size of the Board, and organization of the Board, including committee assignments.  The Committee shall recommend nominees for committee chairs.

4.               The Committee shall recommend board compensation levels and stock ownership guidelines, and shall review director stock ownership on an annual basis, in compliance with the director stock ownership guidelines.

5.               The Committee shall develop and recommend to the Board standards for determining director independence consistent with the requirements of the New York Stock Exchange and other applicable laws or regulations, and recommend the affirmation of Director independence to the Board as appropriate.  The Committee shall review and assess these standards on a periodic ongoing basis.

6.               The Committee shall review any proposed amendments to the Company’s Articles of Incorporation and Bylaws and recommend appropriate action to the Board.

7.               The Committee shall review Board practices, which influence the effectiveness of the Board, including conflict of interest and Board effectiveness evaluations.  The Committee shall develop and recommend evaluation processes for use by the committees of the Board in conducting their annual self-evaluations.

8.               The Committee shall recommend criteria for a continuing education program for directors and provide information on corporate board and utility industry education programs.

9.               The Committee shall have responsibility regarding conflicts of interest, and shall develop and circulate to the directors and officers a Conflict of Interest Questionnaire to be completed annually.  If an actual or potential conflict of interest arises for a director, the Committee shall address the matter with the director and promptly inform the CEO and the Board.  If a significant conflict exists and cannot be resolved, the Committee shall seek the director’s resignation.  Any conflict of interest issue involving the CEO shall be referred to the Board for resolution.  Any conflict of interest issue involving any other officer of the Company shall be referred to the CEO for resolution with the requirement that the CEO report to the Committee how the matter was resolved.

10.         The Committee shall have authority to consider requests for waivers for a director or senior officer of the Company’s Principles of Business Conduct.  There shall be a strong presumption against providing any waivers.  Any waivers granted must be accompanied by terms and conditions sufficient to protect the Company under the circumstances.  Any waiver of the principles for any director or senior officer shall be referred to the full Board for final approval and if granted, shall promptly be disclosed to shareholders.

11.         The Committee shall have the responsibility to review the material facts of any related party transaction and approve such transaction in accordance with the Policy and Procedure Governing Related Party Transactions.

G-2

APPENDIX H

Proposed Amendment to the PEP

(Full text of the PEP follows this Amendment)

FIRST AMENDMENT

TO THE

PNM RESOURCES, INC.

SECOND AMENDED AND RESTATED

OMNIBUS PERFORMANCE EQUITY PLAN

PNM Resources, Inc. (the “Company”) previously established the “PNM Resources, Inc. Omnibus Performance Equity Plan” (the “Plan”).  The Plan has been revised on a number of occasions and was most recently amended and restated in its entirety effective as of May 19, 2009 by the adoption of the PNM Resources, Inc. Second Amended and Restated Omnibus Performance Equity Plan.  By this instrument, the Company wishes to amend the Plan to increase the total number of shares available for issuance under the Plan as Restricted Stock, Restricted Stock Rights, Performance Shares and Performance Unit Awards and to make other technical changes to bring the Plan into agreement with current ISS proxy voting guidelines.

1.               This First Amendment shall be effective as of the date on which it is approved by the Company’s shareholders at the Company’s 2011 Annual Meeting.

2.               Section 4.2 (Administration — Awards) of the Plan is hereby amended and restated in its entirety to read as follows:

4.2         Awards.  The Committee shall have the authority, in its sole discretion, to determine the Participants who are entitled to receive Awards under the Plan, the types of Awards, the times when Awards shall be granted, the number of Awards, the purchase price or exercise price, if any, the period(s) during which such Awards shall be exercisable (whether in whole or in part), the restrictions applicable to Awards, the form of each Award Agreement, which need not be the same for each Participant, and the other terms and provisions of any Award (which need not be identical).  The Committee shall have the authority to modify existing Awards, subject to Section 17 of this Plan.  Notwithstanding the foregoing, the Committee will not have the authority to (i) accelerate the vesting or waive the forfeiture of any Performance-Based Awards, or (ii) amend or adjust the terms of any outstanding Award to reduce the exercise price or purchase price of any outstanding Award, including any Option or SAR or cancel any outstanding Option or SAR in exchange for cash or any other Award or in exchange for any other Option or SAR with an exercise price that is less than the exercise price of the original Option or SAR without the approval of the Company’s shareholders, other than an adjustment upon occurrence of any of the events indicated in Section 5.3.

3.               Section 5.1 (Stock Subject to Plan — Number) of the Plan is hereby amended and restated in its entirety to read as follows:

5.1                               Number.  The total number of shares of Stock subject to all Awards under the Plan may not exceed 12,343,000, subject to adjustment upon occurrence of any of the events indicated in Section 5.3.  The number of shares of Stock subject to Restricted Stock, Restricted Stock Right, Performance Share and Performance Unit Awards may not exceed 3,410,000, subject to adjustment upon occurrence of any of the events indicated in Section 5.3.  The shares to be delivered under the Plan may consist, in whole or in part, of authorized but unissued Stock or shares purchased on the open market or treasury Stock not reserved for any other purpose.

4.               Section 14.1 (Non-Transferability — General) of the Plan is hereby amended by replacing the first sentence thereof:

The Committee may, in its sole discretion, determine the right of a Participant to transfer any Award granted under Plan, provided that in no event may an Award be transferred for value or consideration.

5.               This First Amendment amends only the provisions of the Plan as noted above, and those provisions not expressly amended shall be considered in full force and effect.  Notwithstanding the foregoing, this First Amendment shall supersede the provisions of the Plan to the extent those provisions are inconsistent with the provisions and intent of this First Amendment.

IN WITNESS WHEREOF, PNM Resources, Inc. has caused this First Amendment to be executed as of this            day of                   , 2011.

PNM RESOURCES, INC.

By:

Its:

PNM RESOURCES, INC.
SECOND AMENDED AND RESTATED
OMNIBUS PERFORMANCE EQUITY PLAN

SECTION 1
ESTABLISHMENT, PURPOSE, AND EFFECTIVE DATE

1.1                               Background and Establishment.  PNM Resources, Inc., a New Mexico corporation, (the “Company”) established the “PNM Resources, Inc. Omnibus Performance Equity Plan” (the “Plan”), effective upon the closing of the mandatory share exchange which resulted in the Company becoming the holding company for the Public Service Company of New Mexico.  The Company subsequently amended and restated the Plan by the adoption of a document titled the “PNM Resources, Inc. Amended and Restated Omnibus Performance Equity Plan,” which became effective following approval of the Company’s shareholders at the Company’s 2005 Annual Meeting.  The Company now wishes to amend and restate the Plan a second time by the adoption of this document.  This amended and restated Plan document permits the grant of Options, Restricted Stock Rights, Restricted Stock, Performance Cash, Performance Shares, Performance Units, and Stock Appreciation Rights.  This amended and restated Plan document also permits the grant of awards that qualify for the “performance-based compensation” exception to the limitations on the deduction of compensation imposed by Section 162(m) of the Code.

1.2                               Purpose.  The purpose of the Plan is to advance the interests of the Company by encouraging and providing for the acquisition of an equity interest in the Company by Employees and Nonemployee Directors, by providing additional incentives and motivation toward superior performance of the Company, and by enabling the Company to attract and retain the services of Employees and Nonemployee Directors upon whose judgment, interest, and special effort the successful conduct of its operations is largely dependent.

1.3                               Effective Date.  This amended and restated Plan document will become effective as of the date it is approved by the Company’s shareholders at its 2009 Annual Meeting (the “Effective Date”).  The current Plan document, as amended, will remain in effect until this amended and restated Plan document is approved by the shareholders.

SECTION 2
DEFINITIONS

2.1                               Definitions.  When a word or phrase appears in this Plan document with the initial letter capitalized, and the word or phrase does not commence a sentence, the word or phrase will generally be given the meaning ascribed to it in this Section 2.1 unless a clearly different meaning is required by the context.  The following words and phrases will have the following meanings:

(a)                                  “Affiliate” means (i) any member of a “controlled group of corporations” (within the meaning of Section 414(b) of the Code as modified by Section 415(h) of the Code) that includes the Company as a member of the group, and (ii) any member of a group of trades or businesses under common control (within the meaning of Section 414(c) of the Code as modified by Section 415(h) of the Code) that includes the Company as a member of the group.  In applying Section 1563(a)(1), (2) and (3) of the Code for purposes of determining the members of a controlled group of corporations under Section 414(b) of the Code, the language “at least 50 percent” shall be used instead of “at least 80 percent” each place it appears in Section 1563(a)(1), (2) and (3) and in applying Treas. Reg. § 1.414(c)-2 for purposes of determining the members of a group of trades or businesses (whether or not incorporated) that are under common control for purposes of Section 414(c) of the Code, the language “at least 50 percent” shall be used instead of “at least 80 percent” each place it appears in Treas. Reg. § 1.414(c)-2.

(b)                                  “Annual Meeting” or “Annual Meeting Date” means the dates established for the annual meetings of the Company’s shareholders pursuant to the Company’s Bylaws.

(c)                                  “Award” means any Option, Restricted Stock Right, Restricted Stock, Performance Share, Performance Unit, Performance Cash or Stock Appreciation Right granted pursuant to the Plan.

(d)                                  “Award Agreement” means any written agreement, contract or other instrument or document evidencing an Award.

(e)                                  “Board” means the Board of Directors of the Company.

(f)                                    “Cause” means, for purposes of termination of a Participant’s employment:

(i)                          The willful and continued failure of a Participant to substantially perform his or her duties with the Company or any Affiliate after written demand for substantial performance is delivered to the Participant which specifically identifies the manner in which the Participant has not substantially performed his or her duties;

(ii)                      The willful failure to report to work for more than thirty (30) days; or

(iii)                  The willful engaging by the Participant in conduct which is demonstrably and materially injurious to the Company or any Affiliate, monetarily or otherwise, including acts of fraud, misappropriation, violence or embezzlement for personal gain at the expense of the Company or any Affiliate, conviction of a felony, or conviction of a misdemeanor involving immoral acts.

Cause shall not be deemed to exist on the basis of Subsection 2.1(f)(i) or 2.1(f)((ii) if the failure results from such Participant’s incapacity due to verifiable physical or Mental Illness substantiated by appropriate medical evidence.  An act, or failure to act, by a Participant shall not be deemed “willful” if done or omitted to be done by the Participant in good faith and with a reasonable belief that his or her action was in the best interests of the Company and its Affiliates.

(g)                                 “CEO” means the Chief Executive Officer of the Company.

(h)                                 “Change in Control” means any of the following:

(i)                                    Any “person,” as such term is used in Sections 13(d) and 14(d) of the Exchange Act becoming directly or indirectly the “beneficial owner” as defined in Rule 13d-3 under the Exchange Act, of securities of the Company representing twenty percent (20%) or more of the combined voting power of the Company’s then outstanding securities unless such person is, or shall be, a trustee or other fiduciary holding securities under an employee benefit plan of the Company, or a corporation owned, directly or indirectly, by the shareholders of the Company in substantially the same proportion as their ownership of stock of the Company;

(ii)                                During any period of two (2) consecutive years, excluding any period prior to the Effective Date of this Plan, the following individuals ceasing, for any reason, to constitute a majority of the Board:

(1)                       directors who were directors at the beginning of such period; and

(2)                       any new directors whose election by the Board or nomination for election by the Company’s shareholders was approved by a vote of at least two-thirds (2/3rds) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, such new directors being referred to as “Approved New Directors.”  For purposes of determining whether a Change in Control has occurred pursuant to this Subsection 2.1(h)(ii)(2), a director designated by a person who has entered into an agreement with the Company to effect a transaction described in Subsections 2.1(h)(i), (iii) or (iv) shall not be considered to be an “Approved New Director.”

(iii)                            The shareholders of the Company approving a merger or consolidation of the Company with another company, corporation or subsidiary that is not affiliated with the Company immediately before the Change in Control; provided, however, that if the merger or consolidation would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent, either by remaining outstanding or by being converted into voting securities of the surviving entity, at least sixty percent (60%) of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, the merger or consolidation will be disregarded; or

(iv)                               The adoption of a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets.

Notwithstanding the foregoing, a Change in Control will not be deemed to have occurred until:  (1) any required regulatory approval, including any final non-appealable regulatory order, has been obtained and (2) the transaction that would otherwise be considered a Change in Control closes.

The Award Agreement for any Award subject to the requirements of Section 409A of the Code may prescribe a different definition of the term “Change in Control” that will apply for purposes of that Award Agreement and that complies with the requirements of Section 409A of the Code.

(i)                                    “Code” means the Internal Revenue Code of 1986, as amended.  All references to the Code shall be interpreted to include a reference to any applicable regulations, rulings or other official guidance promulgated pursuant to such section of the Code.

(j)                                    “Committee” means the Board Governance and Human Resources Committee or any such other committee as may be designated by the Board to administer the Plan, the membership of such committee not being less than two (2) members of the Board.  Each Committee member must be (i) a “non-employee director” (as defined in Rule 16b-3 under the Exchange Act) if required to meet the conditions for exemption of the Awards under the Plan from Section 16(b) of the Exchange Act, and (ii) an “outside director” as defined in Section 162(m) of the Code and the regulations issued thereunder.

(k)                                “Company” means PNM Resources, Inc., a New Mexico corporation.

(l)                                    “Covered Employee” means an employee who is, or could be, a “covered employee” as defined by Section 162(m) of the Code.

(m)                              “Disability” means the inability of a Participant to engage in any substantially gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months.  The permanence and degree of impairment shall be supported by medical evidence.  Any determination of Disability pursuant to this Plan is not an admission by the Company or an Affiliate that a Participant is disabled under federal or state law.

(n)                                 “Effective Date” means the date on which the shareholders of the Company approve the Plan as described in Section 1.3.

(o)                                  “Employee” means an individual who is classified by an Employer as a common law employee (or who would be considered a common law employee if such person was not on an authorized leave of absence).  Regardless of any subsequent determination by a court or a governmental agency that an individual should be treated as a common law employee, an individual will be considered an Employee under the Plan only if such individual has been so classified by an Employer for purposes of the Plan.  Examples of individuals who will not be considered to be Employees of an Employer include (i) consultants, (ii) leased employees as defined in Section 414(n) of the Code, (iii) individuals providing services to an Employer pursuant to a contract with a third-party, (iv) independent contractors, (v) employees of independent contractors, (vi) interns, and (vii) co-op employees.

(p)                                  “Employer” means the Company, or any of its Affiliates that has adopted the Plan in accordance with Section 21.4.

(q)                                  “ERISA” means the Employee Retirement Income Security Act of 1974, as amended.  All references to a section of ERISA shall be interpreted to include a reference to any applicable regulations, rulings or other official guidance promulgated pursuant to such section of ERISA.

(r)                                  “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(s)                                  “Fair Market Value” means the closing sale price of one share of Stock as reported on the New York Stock Exchange on the date such value is determined (or if Stock is not traded on such date, on the first immediately preceding business day on which Stock was so traded).

(t)                                    “Grant Date” means the date the Committee approves the Award or a date in the future on which the Committee determines the Award will become effective.

(u)                                 “Impaction” means the elimination of a Participant’s position by the Company, as approved by the CEO of the Company or his or her authorized designee, followed by the Company giving a Notice of Impaction to the Participant and the Participant’s subsequent Termination of Employment.

(v)                                   “Mental Illness” means any disorder, other than a disorder induced by alcohol or drug abuse, which impairs the behavior, emotional reaction or thought process of a person.

(w)                                “Nonemployee Director” means any member of the Board who, as of the Grant Date, is not an Employee.

(x)                                  “Notice of Impaction” means a written notice issued by the Company, at its sole discretion, to the Participant stating that his or her position with the Company has been selected for Impaction.

(y)                                  “Opposite-Sex Spouse” means an individual of the opposite sex who is legally married to the Participant under the laws of the jurisdiction in which the marriage was performed or occurred.

(z)                                  “Option” means the right to purchase Stock at a stated price for a specified period of time.  For purposes of the Plan, an Option may be either (i) a “non-qualified stock option” (an option which is not an incentive stock option), or (ii) an “incentive stock option” within the meaning of Section 422 of the Code.

(aa)                            “Participant” means any Employee or Nonemployee Director who is selected by an Employer, or the Committee (in the case of a Nonemployee Director), from time to time to participate in the Plan; provided, however, that all Employees who are selected to participate in the Plan shall be subject to approval by the CEO, in his or her sole discretion.  Notwithstanding the above, the CEO’s right to participate in the Plan shall be determined in the sole discretion of the Committee.

(bb)                            “Performance-Based Award” means an Award granted to select Covered Employees pursuant to Sections 7, 8, 9 or 10 which are subject to the terms set forth in Section 12. All Performance-Based Awards are intended to qualify as “performance-based compensation” pursuant to Section 162(m) of the Code.

(cc)                            “Performance Cash Award” means a right to receive a payment in cash as determined by the Committee.

(dd)                            “Performance Criteria” means the criteria or any combination of criteria, that the Committee selects for purposes of establishing the Performance Goal or Performance Goals for a Participant for a Performance Period.  The Performance Criteria that will be used to establish Performance Goals are limited to the following:  revenue; revenue growth; earnings (including earnings before interest, taxes, depreciation and amortization); operating income; pre- and after-tax income; cash flow (before and after dividends); cash flow per share (before and after dividends); net earnings; earnings per share; adjusted cash earnings; return on equity; return on capital (including return on total capital or return on invested capital); cash flow return on investment; return on assets or net assets; economic value added (or an equivalent metric); share price performance; total shareholder return; improvement in or attainment of expense levels; improvement in or attainment of working capital levels; total operating cost or operating cost per unit of output (megawatt hours); the ratio of funds from operations to debt; and improvement in, attainment of or compliance with various environmental standards.  The Committee shall, within the time prescribed by Section 162(m) of the Code, define in an objective fashion the manner of calculating the Performance Criteria it selects to use for a particular Performance Period for a particular Participant.

(ee)                            “Performance Goals” means the goal or goals established in writing by the Committee for a Performance Period based on the Performance Criteria.  Depending on the Performance Criteria used to establish Performance Goals, the Performance Goals may be expressed in terms of overall Company performance, or the performance of a division, Affiliate or subsidiary, or an individual.  The Performance Goals may be stated in terms of absolute levels or relative to another company or companies or to an index or indices.

(ff)                                “Performance Period” means one or more periods of time, which may be of varying and overlapping durations, as the Committee may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to and the payment of an Award granted pursuant to Sections 8, 9, or 12.

(gg)                          “Performance Share” means a right to receive a payment in the form of Stock equal to the value of a Performance Share as determined by the Committee.

(hh)                          “Performance Unit” means a right to receive a payment in cash or Stock or a combination thereof equal to the value of a Performance Unit as determined by the Committee.

(ii)                                “Plan” means the PNM Resources, Inc. Second Amended and Restated Omnibus Performance Equity Plan as set forth in this document and as amended from time to time.  The Plan also is referred to as the “PEP” from time to time.

(jj)                                “Restricted Period” means the period during which Restricted Stock or a Restricted Stock Right, Performance Share or Performance Unit is subject to restrictions pursuant to the relevant provisions of the Plan.

(kk)                        “Restricted Stock” means Stock granted to a Participant that is subject to certain restrictions and to risk of forfeiture.

(ll)                                “Restricted Stock Right” means the right granted to a Participant to receive Stock in the future, at no monetary cost to the Participant, the payment of which is subject to certain restrictions and to risk of forfeiture.

(mm)                    “Retainer” means the annual retainer to which each Nonemployee Director is entitled, as may be determined by the Board from time to time and as in effect on the Grant Date.

(nn)                          “Retirement” means Termination of Employment and attainment of:

(i)                          age forty-five (45) with twenty (20) years of service;

(ii)                      age fifty-five (55) with ten (10) years of service;

(iii)                  age fifty-nine with one-half (59½); or

(iv)                     any age with thirty (30) years of service.

In the case of a Nonemployee Director, “Retirement” means (i) a Nonemployee Director’s retirement and related resignation from the Board pursuant to the “Director Service Policy” or any equivalent policy that may be adopted or amended from time to time by the Board, or (ii) completion of the Nonemployee Director’s elected term under circumstances in which he or she is not reelected for an ensuing term for any reason other than for Cause.

(oo)                            “Same-Sex Spouse” means an individual of the same sex who is legally married to the Participant under the laws of the jurisdiction in which the marriage was performed or occurred.

(pp)                            “Separation from Service” means either (i) the termination of a Participant’s employment with the Company and all Affiliates due to death, retirement or other reasons, or (ii) a permanent reduction in the level of bona fide services the Participant provides to the Company and all Affiliates to an amount that is 20% or less of the average level of bona fide services the Participant provided to the Company and all Affiliates in the immediately preceding 36 months, with the level of bona fide service calculated in accordance with Treas. Reg. § 1.409A-1(h)(1)(ii).

A Participant’s employment relationship is treated as continuing while the Participant is on military leave, sick leave, or other bona fide leave of absence (if the period of such leave does not exceed six months, or if longer, so long as the Participant’s right to reemployment with the Company or an Affiliate is provided either by statute or contract).  If the Participant’s period of leave exceeds six months and the Participant’s right to reemployment is not provided either by statute or by contract, the employment relationship is deemed to terminate on the first day immediately following the expiration of such six-month period.  Whether a termination of employment has occurred will be determined based on all of the facts and circumstances and in accordance with regulations issued by the United States Treasury Department pursuant to Section 409A of the Code.

For purposes of the Plan, if a Participant performs services in more than one capacity, the Participant must have a Termination of Employment or Service in all capacities as an employee, member of the Board, independent contractor or consultant to have a Separation from Service.  Notwithstanding the foregoing, if a Participant provides services both as an employee and as a member of the Board, (i) the services provided as a member of the Board are not taken into account in determining whether the Participant has a Separation from Service as an employee under a nonqualified deferred compensation plan in which the Participant participates as an employee and that is not aggregated under Section 409A of the Code with any plan in which the Participant participates as a member of the Board, and (ii) the services provided as an employee are not taken into account in determining whether the Participant has a Termination of Employment as a member of the Board under a nonqualified deferred compensation plan in which the Participant participates as a member of the Board and that is not aggregated under Section 409A of the Code with any plan in which the Participant participates as an employee.

In the case of a Nonemployee Director, “Separation from Service” means that such Director has ceased to be a member of the Board.

(qq)                            “Specified Employee” means certain officers and highly compensated employees of the Company as defined in Treas. Reg. § 1.409A-1(i).  The identification date for determining whether any employee is a Specified Employee during any calendar year shall be the September 1 preceding the commencement of such calendar year.

(rr)                            “Spouse” means the Opposite-Sex Spouse or Same-Sex Spouse of the Participant.

(ss)                            “Stock” means the Common Stock of the Company, no par value.

(tt)                                “Stock Appreciation Right” or “SAR” means the right to receive a payment in Stock from the Company equal to the excess of the Fair Market Value of one share of Stock on the date of exercise over a specified price fixed by the Committee, which shall not be less than one hundred percent (100%) of the Fair Market Value of one share of Stock on the Grant Date.  In the case of a Stock Appreciation Right which is granted in conjunction with an Option, the specified price shall be the Option exercise price.

(uu)                          “Termination of Employment” means, in the context of an Award that is subject to the requirements of Section 409A of the Code, a “Separation from Service”.  In the case of any other Award, “Termination of Employment” will be given its natural meaning.

(vv)                              “Termination of Service” means, in the context of an Award that is subject to the requirements of Section 409A of the Code, a “Separation from Service”.  In the case of any other Award, “Termination of Service” will mean the termination of a Nonemployee Director’s service on the Board.

(ww)                        “Year of Service” for purposes of this Plan shall have the same meaning as set forth in the PNM Resources, Inc. Employees’ Retirement Plan, as it may be amended from time to time (the “ERP”), and shall include service with a predecessor organization as provided in the ERP.

2.2                               Gender and Number.  Except when otherwise indicated by the context, words in the masculine gender when used in this Plan document will include the feminine gender, the singular will include the plural, and the plural will include the singular.

SECTION 3
ELIGIBILITY AND PARTICIPATION

Awards may be made only to those Participants who are Employees of an Employer or Nonemployee Directors on the Grant Date of the Award.

SECTION 4
ADMINISTRATION

4.1                               Administration.  The Committee shall be responsible for the administration of the Plan.  The Committee, by majority action thereof, is authorized to interpret the Plan, to prescribe, amend, and rescind rules and regulations relating to the Plan, to provide for conditions and assurances deemed necessary or advisable to protect the interests of the Company, and to make all other determinations necessary or advisable for the administration of the Plan, but only to the extent not contrary to the express provisions of the Plan.  Determinations, interpretations, or other actions made or taken by the Committee in good faith pursuant to the provisions of the Plan shall be final, binding and conclusive for all purposes of the Plan.

4.2                               Awards.  The Committee shall have the authority, in its sole discretion, to determine the Participants who are entitled to receive Awards under the Plan, the types of Awards, the times when Awards shall be granted, the number of Awards, the purchase price or exercise price, if any, the period(s) during which such Awards shall be exercisable (whether in whole or in part), the restrictions applicable to Awards, the form of each Award Agreement, which need not be the same for each Participant, and the other terms and provisions of any Award (which need not be identical).  The Committee shall have the authority to modify existing Awards, subject to Section 17 of this Plan.  Notwithstanding the foregoing, the Committee will not have the authority to accelerate the vesting or waive the forfeiture of any Performance-Based Awards or to reprice any previously granted Option.

4.3                               Award Agreement.  Each Award shall be evidenced by an Award Agreement that shall specify the type of Award granted and such other provisions and restrictions applicable to such Award as the Committee, in its discretion, shall determine.

4.4                               Claims.  Any claim relating to an Award granted under this Plan shall be submitted to the Committee or its designee.  The Committee shall render a written decision and, if there is an adverse determination with respect to the claim, either in whole or in part, the decision will set forth the basis for the determination.  If the Committee does not render a decision within one hundred and twenty (120) days, the claim shall be deemed denied.

SECTION 5
STOCK SUBJECT TO THE PLAN

5.1                               Number.  The total number of shares of Stock subject to all Awards under the Plan may not exceed 12,343,000(2), subject to adjustment upon occurrence of any of the events indicated in Section 5.3.  The number of shares of Stock subject to Restricted Stock, Restricted Stock Right, Performance Share and Performance Unit Awards may not exceed 1,560,000, subject to adjustment upon occurrence of any of the events indicated in Section 5.3.  The shares to be delivered under the Plan may consist, in whole or in part, of authorized but unissued Stock or shares purchased on the open market or treasury Stock not reserved for any other purpose.

(2)  As of February 27, 2009, (a) 2,940,594 shares have been issued upon exercise or vesting of awards under the Plan and (b) 4,201,985 shares are subject to outstanding awards under the Plan and not otherwise forfeited or cancelled.

5.2                               Availability of Stock for Grant.  Subject to the express provisions of the Plan, if any Award granted under the Plan terminates, expires, lapses for any reason, or is paid in cash, any Stock subject to or surrendered for such Award will again be Stock available for the grant of an Award.  The exercise of a stock-settled SAR or broker-assisted “cashless” exercise of an Option (or a portion thereof) will reduce the number of shares of Stock available for issuance pursuant to Section 5.1 by the entire number of shares of Stock subject to that SAR or Option (or applicable portion thereof), even though a smaller number of shares of Stock will be issued upon such an exercise.  Also, shares of Stock tendered to pay the exercise price of an Option or tendered or withheld to satisfy a tax withholding obligation arising in connection with an Award will not become available for grant or sale under the Plan.

5.3                               Adjustment in Capitalization.  In the event of any change in the outstanding shares of Stock by reason of a Stock dividend or split, recapitalization, merger, consolidation, combination, exchange of shares, or other similar corporate change, the aggregate number of shares of Stock available under the Plan and subject to each outstanding Award, and its stated exercise price or the basis upon which the Award is measured, shall be adjusted appropriately by the Committee, whose determination shall be conclusive; provided, however, that fractional shares shall be rounded to the nearest whole share.  Any adjustment to an incentive stock option shall be made consistent with the requirements of Section 424 of the Code.  Further, with respect to any Option or Stock Appreciation Right that otherwise satisfies the requirements of the stock rights exception to Section 409A of the Code, any adjustment pursuant to this Section 5.3 shall be made consistent with the requirements of the final regulations promulgated pursuant to Section 409A of the Code.

5.4                               Annual Limitation on Number of Shares Subject to Awards.  Notwithstanding any provision in this Plan document to the contrary, and subject to adjustment upon the occurrence of any of the events indicated in Section 5.3, the maximum number of shares of Stock that may be granted to any one Participant during any of the Company’s fiscal years with respect to one or more Awards shall be five hundred thousand (500,000).

SECTION 6
DURATION OF THE PLAN

The Plan shall remain in effect, subject to the Board’s right to amend or terminate the Plan at any time pursuant to Section 17, until all Awards issued under the Plan expire, terminate, are exercised or are paid in full in accordance with the provisions of the Plan and any Award Agreement.  However, no Award may be granted under the Plan after May 18, 2019.  Any Awards granted under the Plan prior to May 19, 2019 shall continue in effect until they expire, terminate, are exercised or are paid in full in accordance with the terms of the Plan and the Award Agreement for such Awards.

SECTION 7
STOCK OPTIONS

7.1                               Grant of Options.  Subject to the provisions of Sections 5 and 6 and this Section 7, Options may be granted to Participants at any time and from time to time as shall be determined by the Committee.  The Committee shall have complete discretion in determining the number of Options granted to each Participant.  The Committee may grant any type of Option that is permitted by law at the time of grant except discounted options.  To the extent the aggregate Fair Market Value (determined at the time the Option is granted) of the Stock with respect to which incentive stock options are exercisable for the first time by a Participant in any calendar year (under this Plan and any other plans of the Company) exceeds the limitations set forth in Section 422(d) of the Code, as amended, such Options shall not be deemed incentive stock options.  In determining which Options may be treated as non-qualified options under the preceding sentence, Options will be taken into account in the order of their Grant Dates.  No incentive stock option may be granted to any person who owns, directly or indirectly, more than ten percent (10%) of the total combined voting power of all classes of stock of the Company.  Nothing in this Section 7 of the Plan shall be deemed to prevent the grant of nonstatutory stock options in amounts which exceed the maximum established by Section 422 of the Code.  No Options may be granted later than ten (10) years from the Effective Date.

7.2                               Exercise Price.  No Option shall be granted at an exercise price that is less than the Fair Market Value of one share of Stock on the Grant Date.

7.3                               Duration of Options.  Each Option shall expire at such time or times as the Committee shall determine at the time it is granted; provided, however, that all Options shall lapse and no longer be exercisable no later than ten (10) years from the Grant Date.

7.4                               Exercisability of Options.  Options shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall in each instance approve, which need not be the same for all Participants.  During a Participant’s lifetime, an incentive stock option may be exercised only by the Participant.

7.5                               No Obligations to Exercise Options.  The granting of an Option will impose no obligation upon the Participant to exercise such Option.

7.6                               Payment.  The purchase price of Stock upon exercise of any Option shall be paid in full either (a) in cash, (b) in previously-acquired Stock (through actual tender or by attestation) held for more than six (6) months, valued at its Fair Market Value on the date of exercise, or (c) by a combination thereof as determined by the Committee.  The Committee in its sole discretion also may permit a Participant to make payment of the purchase price upon exercise of any Option through (d) a broker-assisted “cashless” exercise arrangement by delivering a properly executed notice together with irrevocable instructions to a broker to promptly deliver to the Company the amount of sale or loan proceeds to pay the exercise price; or (e) a “net-issuance” as permitted pursuant to any policy determined by the Committee.  The proceeds from payment of exercise prices shall be added to the general funds of the Company and shall be used for general corporate purposes.

7.7                               Delivery of Shares.  Within an administratively reasonable period of time after the exercise of an Option, and the payment of the full exercise price, and the satisfaction of all withholding obligations incurred pursuant to such exercise, the Participant shall receive a Stock certificate evidencing his or her ownership of such Stock.  A Participant shall have none of the rights of a shareholder with respect to Options until the record date of the Stock purchase.  No adjustment will be made for dividends or other rights for which the record date is prior to the date such Stock certificate is issued in the Participant’s name.

SECTION 8
RESTRICTED STOCK RIGHTS AND RESTRICTED STOCK

8.1                               Grant of Restricted Stock Rights and Restricted Stock.  Subject to the provisions of Sections 5 and 6, and this Section 8, the Committee, at any time and from time to time, may grant Restricted Stock Rights or Restricted Stock to such Participants and in such amounts as it shall determine.

8.2                               Restricted Stock Rights.

(a)                                  Voting Rights.  During the Restricted Period, Participants holding the Restricted Stock Rights granted hereunder shall have no voting rights with respect to the shares subject to such Restricted Stock Rights prior to the issuance of such shares pursuant to the Plan.

(b)                                  Dividend Equivalents and Other Distributions.  During the Restricted Period, at the discretion of the Committee, Participants holding Restricted Stock Rights may be entitled to receive dividend equivalents and other distributions paid with respect to those Rights while they are so held.  Any dividend equivalents or other distributions to which a Participant may be entitled pursuant to this Subsection 8.2(b) shall be payable in accordance with the requirements of Section 409A of the Code (or an applicable exception thereto) to the extent Section 409A of the Code applies to such dividend equivalents or other distributions.

(c)                                  Form and Timing of Payment.  Payment for any vested Restricted Stock Rights Award issued pursuant to this Section shall be made in one lump sum payment of shares of Stock.  As a general rule, the shares payable under any Restricted Stock Rights Award will be issued to the Participant within ninety (90) days following the date on which the Restricted Stock Rights vest.  Such payment is intended to be made at a specified time or pursuant to a fixed schedule under Treas. Reg. § 1.409A-3(a)(4).  Restricted Stock Rights that vest upon a Participant’s Termination of Employment for the reasons described in Section 13.1 shall be payable at the times described in Section 13.1.

(d)                                  Conforming Amendment to Existing Restricted Stock Rights Award Agreements.  The Award Agreement for any Restricted Stock Rights Award issued prior to January 1, 2009 and that was outstanding as of January 1, 2009 was automatically amended to the extent necessary to provide for payment as described in this Section 8.2 or in Sections 13.1 or 13.2, as applicable, without any further action by the Company or the Participant.

8.3                               Grant of Restricted Stock.

(a)                                  Issuance and Restrictions.  Restricted Stock shall be subject to such restrictions on transferability and other restrictions as the Committee may impose (including, without limitation, limitations on the right to vote Restricted Stock or the right to receive dividends on the Restricted Stock).  These restrictions may lapse separately or in combination at such times, pursuant to such circumstances, in such installments, or otherwise, as the Committee determines at the time of the grant of the Award or thereafter.

(b)                                  Forfeiture.  Except as otherwise determined by the Committee at the time of the grant of the Restricted Stock Award or thereafter, upon Termination of Employment during the applicable Restriction Period, Restricted Stock that is at that time subject to restrictions shall be forfeited; provided however, that the Committee may provide in any Restricted Stock Award Agreement that restrictions or forfeiture conditions relating to Restricted Stock will be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee may in other cases waive in whole or in part restrictions or forfeiture conditions relating to Restricted Stock.

(c)                                  Certificates for Restricted Stock.  Restricted Stock granted pursuant to the Plan may be evidenced in such manner as the Committee shall determine.  If certificates representing shares of Restricted Stock are registered in the name of the Participant, the certificates must bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock, and the Company may, in its discretion, retain physical possession of the certificate until such time as all applicable restrictions lapse.

SECTION 9
PERFORMANCE SHARE, PERFORMANCE UNIT
AND PERFORMANCE CASH AWARDS

9.1                               Grant of Performance Shares or Performance Units.  Subject to the provisions of Sections 5 and 6 and this Section 9, Performance Shares or Performance Units may be granted to Participants at any time and from time to time as shall be determined by the Committee.  The Committee shall have complete discretion in determining the number of Performance Shares or Performance Units granted to each Participant.

9.2                               Value of Performance Shares and Performance Units.  Each Performance Share and each Performance Unit shall have a value determined by the Committee at the time of grant.  The Committee shall set goals (including Performance Goals) for a particular period (including a Performance Period) in its discretion which, depending on the extent to which they are met, will determine the ultimate value of the Performance Share or Performance Unit to the Participant.

9.3                               Form and Timing of Payment.

(a)                                  General Rule.  Payment for vested Performance Shares shall be made in Stock.  Payment for vested Performance Units shall be made in cash, Stock or a combination thereof as determined by the Committee.  All payments for Performance Shares and Performance Units shall be made in a lump sum.  As a general rule, payment for vested Performance Shares or Performance Units shall be made on or before March 15 of the calendar year following the calendar year in which the Performance Period applicable to such Performance Shares or Performance Units ends.  Performance Shares and Performance Units that vest upon a Participant’s Termination of Employment for the reasons described in Section 13.1 shall be payable at the times described in Section 13.1.

(b)                                  Conforming Amendment to Existing Performance Share or Performance Unit Award Agreements.  The Award Agreement for any Performance Share or Performance Unit Award that was issued prior to January 1, 2009 and that was outstanding as of January 1, 2009 was automatically amended to the extent necessary to provide for payment as described in this Section 9.3, or in Sections 13.1 or 13.2, as applicable, without any further action by the Company or the Participant.

9.4                               Performance Cash Awards.  Performance Cash Awards may be granted to Participants at any time and from time to time as shall be determined by the Committee.  A Performance Cash Award will grant to the Participant the right to receive an amount of cash depending on the satisfaction of any one or more goals (including Performance Goals) during a particular period (including a Performance Period), as determined by the Committee.  The Committee shall have complete discretion to determine the amount of any Performance Cash Award granted to a Participant.  Payment for vested Performance Cash Awards will be made on or before March 15 of the calendar year following the calendar year in which the Performance Period applicable to such Performance Cash Award ends.

SECTION 10
STOCK APPRECIATION RIGHTS

10.1                        Grant of Stock Appreciation Rights.  Subject to the provisions of Sections 5 and 6 and this Section 10, Stock Appreciation Rights (“SARs”) may be granted to Participants at any time and from time to time as shall be determined by the Committee. SARs may be granted in connection with the grant of an Option, in which case the exercise of SARs will result in the surrender of the right to purchase the shares under the Option as to which the SARs were exercised.  Alternatively, SARs may be granted independently of Options.

10.2                        Exercisability of SARs.  SARs granted under the Plan shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall in each instance approve, which need not be the same for all Participants; provided, however, that no SAR shall be exercisable later than ten (10) years from the Grant Date.

10.3                        Exercise of SARs.  Upon exercise of the SAR or at a fixed date after all or part of the SAR becomes exercisable, the Participant shall be entitled to receive payment of an amount determined by multiplying:

(a)                                  The difference between the Fair Market Value of a share of Stock at the date of exercise over the price fixed by the Committee at the Grant Date, which shall not be less than the Fair Market Value of a share of Stock at the Grant Date, by

(b)                                  The number of shares with respect to which the SAR is exercised.

10.4                        Form and Timing of Payment.  Payment for SARs shall be made in Stock and shall be payable at the time specified in the Award Agreement for such SARs.

SECTION 11
NONEMPLOYEE DIRECTOR RETAINER GRANTS

11.1                        Payment of Retainer.  The Retainer is payable in cash or Awards, as determined by the Board in the exercise of its discretion.  The Board’s determination of the combination of cash and Awards payable to each Nonemployee Director need not be uniform.  To the extent the Retainer payable to any Nonemployee Director under this Section 11 is considered “non-qualified deferred compensation” that is subject to the requirements of Section 409A of the Code, the Retainer shall be paid in accordance with the provisions of Section 409A of the Code and any regulations promulgated thereunder or an exception thereto.

11.2                        Grant Date.  Unless the Board or Committee determines otherwise, the Grant Date for Awards and distribution of cash to Non-Employee Directors shall be each Annual Meeting Date.

11.3                        Term of Awards.  Subject to the limitations set forth in this Plan, Awards granted to Nonemployee Directors shall be subject to such terms and conditions as set forth in each Award Agreement as determined by the Committee in its sole discretion.

11.4                        Termination of Service.

(a)                                  Nonvested Awards.  If a Nonemployee Director holds any nonvested Awards upon his or her Termination of Service as a Nonemployee Director due to death, Disability, Retirement, or Change in Control, all such nonvested Awards shall become one hundred percent (100%) vested.  Upon a Non-Employee Director’s Termination of Service as a Nonemployee Director for any reason other than death, Disability, Retirement, or Change in Control, all nonvested Awards shall be canceled.

(b)                                  Vested Awards.  If a Nonemployee Director holds any vested Awards upon a Termination of Service as a Nonemployee Director for any reason other than for Cause, the vested Award shall be exercisable on or before the earlier of:  (i) one (1) year following the Termination of Service, or (ii) the tenth (10th) anniversary date of the Grant Date of the Award.  Upon a Non-Employee Director’s Termination of Service for Cause, all vested Awards shall be canceled.

SECTION 12
PERFORMANCE-BASED AWARDS

12.1                        Grant of Performance-Based Awards.  Options granted to Covered Employees pursuant Section 7 and SARs granted to Covered Employees pursuant to Section 10 should, by their terms, qualify for the “performance-based compensation” exception to the deduction limitations of Section 162(m) of the Code.  The Committee, in the exercise of its complete discretion, also may choose to qualify some or all of the Restricted Stock Rights or Restricted Stock Awards granted to Covered Employees pursuant to Sections 8 and/or some or all of the Performance Share, Performance Units or Performance Cash Awards granted to Covered Employees pursuant to Section 9 for the “performance-based compensation” exception to the deduction limitations of Section 162(m) of the Code.  If the Committee, in its discretion, decides that a particular Award to a Covered Employee should qualify as “performance-based compensation,” the Committee will grant a Performance-Based Award to the Covered Employee and the provisions of this Section 12 shall control over any contrary provision contained in Sections 8 or 9.  If the Committee concludes that a particular Award to a Covered Employee should not be qualified as “performance-based compensation,” the Committee may grant the Award without satisfying the requirements of Section 162(m) of the Code and the provisions of this Section 12 shall not apply.

12.2                        Applicability.  This Section 12 shall apply only to Awards to those Covered Employees selected by the Committee to receive Performance-Based Awards.  The designation of a Covered Employee as a Participant for any Performance Period shall not in any manner entitle the Participant to receive a Performance-Based Award for such Performance Period.  Moreover, designation of a Covered Employee as a Participant for a particular Performance Period shall not require designation of such Covered Employee as a Participant for any subsequent Performance Period.

12.3                        Committee Discretion with Respect to Performance-Based Awards.  With regard to a particular Performance Period, the Committee shall have full discretion to select the length of the Performance Period, the type of Performance-Based Awards to be issued, the kind and/or level of the Performance Goal or Goals and whether the Performance Goal or Goals apply to the Company, an Affiliate, a subsidiary or any division or business unit thereof or the Participant or any group of Participants.

12.4                        Establishment of Performance Goals.  The Performance Goals for any Performance-Based Award granted pursuant to this Section 12 shall be established by the Committee in writing not later than ninety (90) days after the commencement of the Performance Period for such Award; provided that (a) the outcome must be substantially uncertain at the time the Committee establishes the Performance Goals; and (b) in no event will the Committee establish the Performance Goals for any Performance-Based Award after twenty-five percent (25%) of the Performance Period for such Award has elapsed.

12.5                        Performance Evaluation; Adjustment of Goals.  At the time that a Performance-Based Award is first issued, the Committee, in the Award Agreement or in another written document, shall specify whether performance will be evaluated including or excluding the effect of any of the following events that occur during the Performance Period:

(a)                                  Judgments entered or settlements reached in litigation;

(b)                                  The write down of assets;

(c)                                  The impact of any reorganization or restructuring;

(d)                                  The impact of changes in tax laws, accounting principles, regulatory actions or other laws affecting reported results;

(e)                                  Extraordinary non-recurring items as described in Accounting Principles Board Opinion No. 30 and/or in management’s discussion and analysis of financial condition and results of operations appearing in the Company’s annual report to shareholders or Annual Report on Form 10 K, as the case may be, for the applicable year;

(f)                                    The impact of any mergers, acquisitions, spin-offs or other divestitures; and

(g)                                 Foreign exchange gains and losses.

The inclusion or exclusion of these items shall be expressed in a form that satisfies the requirements of Section 162(m) of the Code.  The Committee, in its discretion, also may, within the time prescribed by Section 162(m) of the Code, adjust or modify the calculation of Performance Goals for such Performance Period in order to prevent the dilution or enlargement of the rights of Participants (i) in the event of, or in anticipation of, any unusual or extraordinary corporate item, transaction, event, or development, or (ii) in recognition of, or in anticipation of, any other unusual or nonrecurring events affecting the Company, or the financial statements of the Company, or in response to, or in anticipation of, changes in applicable laws, regulations, accounting principles, or business conditions.

12.6                        Payment of Performance-Based Awards.  Unless otherwise provided in the relevant Award Agreement, a Participant must be an Employee of the Company or an Affiliate on the day a Performance-Based Award for such Performance Period is paid to the Participant.  Furthermore, a Participant shall be eligible to receive payment pursuant to a Performance-Based Award for a Performance Period only if the Performance Goals for such Performance Period are achieved.

The degree of payout of a Performance-Based Award shall be determined based upon the written certification of the Committee as to the extent to which the Performance Goals and any other material terms and conditions precedent to such payment have been satisfied.  The Committee shall have the sole discretion to adjust the determinations of the degree of attainment of the preestablished Performance Goals.  Notwithstanding any provision herein to the contrary, the Committee may not make any adjustment or take any other action with respect to any Performance-Based Award that will increase the amount payable under any such Award.  The Committee shall retain the sole discretion to adjust the Performance Goals upward (thus reducing any potential payment), or to otherwise reduce the amount payable with respect to any Performance-Based Award.

12.7                        Maximum Award Payable.  In accordance with Section 5.4, the maximum Performance-Based Award (other than a Performance Cash Award) payable to any one participant for a Performance Period is five hundred thousand (500,000) shares of Stock or the equivalent cash value.  The maximum Performance Cash Award payable to any one Participant for any Performance Period is five hundred thousand (500,000) times the Fair Market Value of a share of Stock on the date on which the Performance Period begins.

SECTION 13
TERMINATION OF EMPLOYMENT

13.1                        Termination of Employee’s Employment Due to Death, Disability, Retirement, Impaction or Change in Control.

(a)                                  Nonvested Awards.

(i)                                    Options and SARs.  If a Participant holds any nonvested Options or SARs upon a Termination of Employment due to death, Disability, Retirement, Impaction, or Change in Control, all such nonvested Options or SARs shall become one hundred percent (100%) vested.  Such vested Options or SARs shall be exercisable on or before the earlier of (1) three (3) years following the Termination of Employment, or (2) the tenth (10th) anniversary date of the Grant Date for the Options or SARs.

(ii)                                Incentive Stock Options.  Notwithstanding the foregoing, in the case of an incentive stock option, the favorable tax treatment described in Section 422 of the Code shall not be available if such Option is exercised after the date prescribed in Section 422(a)(2), as amended, following a Termination of Employment except as otherwise allowed by Sections 421(c)(1)(A) and 422(c)(6).

(iii)                            Restricted Stock Rights.  If a Participant holds any nonvested Restricted Stock Rights upon a Separation from Service due to death, Disability, Retirement, Impaction or Change in Control, such nonvested Restricted Stock Rights shall vest and become payable as follows:

(1)                       Restricted Stock Rights Subject To Restrictions Based On Meeting Service Requirements.  If the Restricted Stock Rights are subject to restrictions based on meeting certain service requirements, the Restricted Stock Rights shall become one hundred percent (100%) vested upon the Participant’s Separation from Service.  The shares of Stock payable pursuant to such Award will be issued to the Participant within ninety (90) days following the date of the Participant’s Separation from Service.  Such payment is intended to be made upon the Participant’s Separation from Service pursuant to Treas. Reg. § 1.409A-3(a)(1).  Accordingly, if the Participant is a Specified Employee on the date on which any Restricted Stock Rights become payable pursuant to this Subsection 13.1(a)(iii)(1), the six (6) month delay described in Subsection 20.3 shall apply.

(2)                       Restricted Stock Rights Subject To Restrictions Based On Meeting Performance Requirements.  If the Restricted Stock Rights are subject to restrictions based on meeting certain performance requirements, a pro rata portion of the Restricted Stock Rights Award shall vest at the end of the Performance Period based on the level of achievement of the Performance Goals applicable to such Award, as described in the Award Agreement.  The payment to which the Participant is entitled for the pro rata portion of the vested Restricted Stock Rights Award shall be based on the number of full months included in the Performance Period as of the date of the Participant’s Separation from Service compared to the number of full months included in the Performance Period.  The Participant’s pro rata portion of the shares of Stock payable pursuant to such Restricted Stock Rights Award will be issued to the Participant within ninety (90) days following the termination of the Performance Period described therein.  Such payment is intended to be made at a specified time or pursuant to a fixed schedule under Treas. Reg. § 1.409A-3(a)(4).

(3)                       Restricted Stock Rights Subject to Restrictions Based on Meeting Performance Requirements and Service Requirements.  Certain Restricted Stock Rights granted hereunder may be subject to restrictions based on meeting performance requirements, the satisfaction of which will determine the number of Restricted Stock Rights payable to the Participant, and then to restrictions based on meeting certain service requirements, the satisfaction of which will determine whether the Participant actually is paid for such Restricted Stock Rights.  If the Participant’s Separation from Service due to death, Disability, Retirement, Impaction or Change in Control occurs during the period of time during which the Restricted Stock Rights are subject to restrictions based on meeting performance requirements, the Participant’s Restricted Stock Rights shall vest and become payable as described in Subsection 13.1(a)(iii)(2).  If such Separation from Service occurs during the period of time during which the Restricted Stock Rights are subject to restrictions based on meeting service requirements, the Participant’s Restricted Stock Rights shall vest and become payable as described in Subsection 13.1(a)(iii)(1).

(iv)                               Performance Shares and Performance Units.  If a Participant holds any nonvested Performance Shares or Performance Units upon a Termination of Employment due to death, Disability, Retirement, Impaction or Change in Control, such nonvested Performance Shares or Performance Units shall vest and become payable as follows:

(1)        Performance Shares and Performance Units Subject to Restrictions Based On Meeting Service Requirements.  If the restriction is based on meeting certain service requirements, the Performance Shares or Performance Units shall become one hundred percent (100%) vested at Termination of Employment.  Payment for such vested Performance Shares or Performance Units shall be made on or before March 15 of the calendar year following the calendar year in which the Performance Period applicable to such Performance Shares or Performance Units ends.

(2)        Performance Shares and Performance Units Subject To Restrictions Based On Meeting Performance Requirements.  If the restriction is based on meeting certain Performance Goals, a pro rata portion of such Award shall vest at the end of the Performance Period based on the level of achievement of the Performance Goals applicable to such Award, as described in the Award Agreement.  The payment to which the Participant is entitled for the pro rata portion of the vested Performance Share or Performance Unit Award shall be based on the number of full months included in the Performance Period as of the date of the Participant’s Termination of Employment compared to the number of full months included in the Performance Period.  Such payment shall be made on or before March 15 of the calendar year following the calendar year in which the Performance Period applicable to such Performance Shares or Performance Units ends.

(v)        Restricted Stock and Performance Cash Awards.  If a Participant holds any nonvested Restricted Stock or Performance Cash Awards upon a Termination of Employment due to death, Disability, Retirement, Impaction or Change in Control, the vesting of the Restricted Stock or Performance Cash Awards upon such Termination of Employment shall be determined in accordance with the terms of the Award Agreements for such Awards.

(b)           Vested Awards.

(i)         Options and SARs.  If a Participant holds any vested Options or SARs upon a Termination of Employment due to death, Disability, Retirement, Impaction or Change in Control, such vested Options or SARs shall be exercisable on or before the earlier of: (1) three (3) years following the Termination of Employment or (2) the tenth (10th) anniversary date of the Grant Date of the Options or SARs.

(ii)       Incentive Stock Options.  Notwithstanding the foregoing, in the case of an incentive stock option, the favorable tax treatment described in Section 422 of the Code shall not be available if such Option is exercised after the date prescribed in Section 422(a)(2), as amended, following a Termination of Employment except as otherwise allowed by Sections 421(c)(1)(A) and 422(c)(6).

(iii)      Restricted Stock Rights.  If a Participant holds any vested, but not yet paid, Restricted Stock Rights upon a Separation from Service due to death, Disability, Retirement, Impaction or Change in Control, such Restricted Stock Rights will be payable in accordance with the provisions of Section 8.2.

(iv)       Performance Shares and Performance Units.  If a Participant holds any vested, but not yet paid, Performance Shares or Performance Units upon a Termination of Employment due to death, Disability, Retirement, Impaction or Change in Control, such Performance Shares or Performance Units will be payable in accordance with the provisions of Section 9.3.

(v)        Restricted Stock and Performance Cash Awards.  If a Participant holds any vested, but not yet paid, Restricted Stock or Performance Cash Awards upon a Termination of Employment due to death, Disability, Retirement, Impaction or Change in Control, the payment of such Restricted Stock or Performance Cash Awards shall be determined in accordance with the terms of the Award Agreements for such Awards.

13.2        Voluntary Termination or Involuntary Termination of Employment For Reasons Other Than Impaction or Cause.

(a)           Nonvested Awards.  If a Participant holds any nonvested Options, SARs, Restricted Stock Rights, Performance Share or Performance Unit Awards upon voluntary or involuntary Termination of Employment for reasons other than Impaction or Cause, all such nonvested Awards shall be canceled and the

Participant shall forfeit such Awards.  If a Participant holds any nonvested Restricted Stock or Performance Cash Awards upon a Termination of Employment described in the preceding sentence, the cancellation, forfeiture, vesting or payment of such Awards shall be determined in accordance with the terms of the Award Agreements for such Awards.

(b)           Vested Awards.

(i)         Options and SARs.  If a Participant holds any vested Options or SARs upon voluntary or involuntary Termination of Employment for reasons other than Impaction or Cause, such vested Options or SARs shall be exercisable on or before the earlier of: (1) three (3) months following the termination date or (2) the tenth (10th) anniversary of the Grant Date of the Options or SARs.

(ii)       Incentive Stock Options.  Notwithstanding the foregoing, in the case of an incentive stock option, the favorable tax treatment described in Section 422 of the Code shall not be available if such Option is exercised after the date prescribed in Section 422(a)(2), as amended, following a Termination of Employment except as otherwise allowed by Sections 421(c)(1)(A) and 422(c)(6).

(iii)      Restricted Stock Rights. If a Participant holds any vested, but not yet paid, Restricted Stock Rights upon a voluntary or involuntary Separation from Service for reasons other than Impaction or Cause, such Restricted Stock Rights will be payable in accordance with the provisions of Section 8.2.

(iv)       Performance Shares and Performance Units.  If a Participant holds any vested, but not yet paid, Performance Shares or Performance Units upon a voluntary or involuntary Termination of Employment for reasons other than Impaction or Cause, such Performance Shares or Performance Units will be payable in accordance with the provisions of Section 9.3.

(v)        Restricted Stock and Performance Cash Awards.  If a Participant holds any vested, but not yet paid, Restricted Stock or Performance Cash Awards upon voluntary or involuntary Termination of Employment for reasons other than Impaction or Cause, the payment of such Restricted Stock or Performance Cash Awards shall be determined in accordance with the terms of the Award Agreements for such Award.

13.3        Termination of Employment for Cause.  If a Participant holds any Awards, whether vested or nonvested, all Awards shall terminate immediately and shall be forfeited upon a Termination of Employment for Cause.

13.4        Disposition of Vested Awards Upon Death.  If a Participant dies without having fully exercised his or her vested Awards, the estate or beneficiary, if such designation was made for purposes of the Plan, shall have the right to exercise the Awards pursuant to the terms and conditions contained herein.

13.5        Discretion of Committee.  Notwithstanding the above, subject to Section 17 of the Plan, the Committee may, at any time and in its sole discretion, alter the vesting and exercise provisions described in this Section 13 for all or any portion of an Award granted under the Plan, provided that the Committee will not take any action pursuant to this Section 13.5 that will cause payment of any Award to violate the provisions of Section 409A of the Code.

13.6        Transfer to Affiliate.

(a)           Transfer of Employer to Affiliate.  If a Participant is employed by an Employer and ownership of the Employer is transferred to an Affiliate, the Participant will not be treated as having incurred a Termination of Employment for purposes of the Plan, regardless of whether the Affiliate has adopted the Plan pursuant to Section 21.4.

(b)           Transfer of Participant to Non-adopting Affiliate.  If a Participant leaves the employ of an Employer to become employed by an Affiliate, the Participant will not be treated as having incurred a

Termination of Employment for purposes of the Plan, regardless of whether the Affiliate has adopted the Plan pursuant to Section 21.4.

SECTION 14
NON-TRANSFERABILITY

14.1        General.  The Committee may, in its sole discretion, determine the right of a Participant to transfer any Award granted under the Plan.  Unless otherwise determined by the Committee, no Award granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution or pursuant to a domestic relations order (that would otherwise qualify as a qualified domestic relations order as defined in the Code or Title I of ERISA but for the fact that the order pertains to an Award) in favor of a Spouse or, if applicable, until the termination of any Restricted Period or Performance Period as determined by the Committee.

14.2        Beneficiaries.  Notwithstanding Section 14.1, a Participant may, in the manner determined by the Committee, designate a beneficiary to exercise the rights of the Participant and to receive any distribution with respect to any Award upon the Participant’s death.  A beneficiary, legal guardian, legal representative, or other person claiming any rights pursuant to the Plan is subject to all terms and conditions of the Plan and any Award Agreement applicable to the Participant, except to the extent the Plan and Award Agreement otherwise provide, and to any additional restrictions deemed necessary or appropriate by the Committee.  If no beneficiary has been designated or survives the Participant, payment shall be made to the person entitled thereto pursuant to the Participant’s will or the laws of descent and distribution.  Subject to the foregoing, a beneficiary designation may be changed or revoked by a Participant at any time provided the change or revocation is provided to the Committee.

14.3        Stock Certificates.  Notwithstanding anything herein to the contrary, the Company shall not be required to issue or deliver any certificates evidencing shares of Stock pursuant to the exercise of any Award, unless and until the Committee has determined, with advice of counsel, that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authorities and, if applicable, the requirements of any exchange or quotation system on which the shares of Stock are listed, quoted or traded.  All Stock certificates delivered pursuant to the Plan are subject to any stop-transfer orders and other restrictions as the Committee deems necessary or advisable to comply with Federal, state, or foreign jurisdiction, securities or other laws, rules and regulations and the rules of any national securities exchange or automated quotation system on which the Stock is listed, quoted, or traded.  The Committee may place legends on any Stock certificate to reference restrictions applicable to the Stock.  In addition to the terms and conditions provided herein, the Board may require that a Participant make such reasonable covenants, agreements, and representations as the Board, in its discretion, deems advisable in order to comply with any such laws, regulations, or requirements.

SECTION 15
EMPLOYER DISCRETION

15.1        Employment.  Nothing in the Plan shall interfere with or limit in any way the right of any Employer to terminate any Participant’s employment or service at any time, nor confer upon any Participant any right to continue in the employ or service of the Employer.

15.2        Participant.  No Employee shall have a right to be selected as a Participant, or, having been so selected, to be selected again as a Participant.

15.3        No Rights To Awards.  No Participant, Employee, or other person shall have any claim to be granted any Award pursuant to the Plan, and neither the Company nor the Committee is obligated to treat Participants, employees, and other persons uniformly.

SECTION 16
SUBSTITUTION OF AWARDS

Any Award may be granted under this Plan in substitution for Awards held by any individual who is an employee of another corporation who is about to become an Employee of an Employer or a Nonemployee Director as the result of a merger, consolidation or reorganization of the corporation with an Employer, or the acquisition by an Employer of the assets of the corporation, or the acquisition by an Employer of stock of the corporation as the result of which such corporation becomes a subsidiary of an Employer.  The terms and conditions of the Awards so granted may vary from the terms and conditions set forth in this Plan to such extent as the Committee at the time of granting the Award may deem appropriate to conform, in whole or in part, to the provisions of the Award in substitution for which they are granted.  However, in the event that the Award for which a substitute Award is being granted is an incentive stock option, no variation shall adversely affect the status of any substitute Award as an incentive stock option under the Code.  In addition, in the event that the Award for which a substitute Award is being granted is a nonstatutory stock option or a SAR that otherwise satisfies the requirements of the stock rights exception to Section 409A of the Code, no variation shall adversely affect the status of any substitute Award under the stock rights exception to Section 409A of the Code.

SECTION 17
AMENDMENT, MODIFICATION, AND TERMINATION

The Board may at any time, and from time to time, terminate, amend or modify the Plan; provided however, that any such action of the Board shall be subject to approval of the shareholders to the extent required by law, regulation or any stock exchange rule for any exchange on which shares of Stock are listed.  Notwithstanding the above, to the extent permitted by law, the Board may delegate to the Committee or the CEO the authority to approve non-substantive amendments to the Plan.  No amendment, modification, or termination of the Plan or any Award under the Plan shall in any manner adversely affect any Award theretofore granted under the Plan without the consent of the holder thereof (unless such change is required in order to cause the benefits under the Plan to qualify as performance-based compensation within the meaning of Section 162(m) of the Code and applicable interpretive authority thereunder).  Except as provided in Section 5.3, neither the Board, the CEO nor the Committee may, without the approval of the shareholders, (a) reduce the purchase price or exercise price of any outstanding Award, including any Option or SAR; (b) increase the number of shares available under the Plan (other than any adjustment as provided in Section 5.3); (c) grant Options with an exercise price that is below Fair Market Value on the date of grant; (d) reprice previously granted Options or SARs; or (e) cancel any Option or SAR in exchange for cash or any other Award or in exchange for any Option or SAR with an exercise price that is less than the exercise price for the original Option or SAR.  Additional rules relating to amendments to the Plan or any Award Agreement to assure compliance with Section 409A of the Code are set forth in Section 20.3.

SECTION 18
TAX WITHHOLDING

18.1        Tax Withholding.  The Company shall have the power to withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, and local withholding tax requirements on any Award under the Plan.  To the extent that alternative methods of withholding are available under applicable tax laws, the Company shall have the power to choose among such methods.

18.2        Form of Payment.  To the extent permissible under applicable tax, securities, and other laws, the Company may, in its sole discretion, permit the Participant to satisfy a tax withholding requirement by (a) using already owned shares that have been held by the Participant for at least six (6) months; (b) a broker-assisted “cashless” transaction; or (c) directing the Company to apply shares of Stock to which the Participant is entitled pursuant to the Award (including, for this purpose, the filing of an election under Section 83(b) of the Code), to satisfy the required minimum statutory withholding amount.

18.3        Tax Upon Disposition of Shares Subject to § 422 Restrictions.  In the event that a Participant shall dispose (whether by sale, exchange, gift, the use of a qualified domestic relations order (as defined by the Code or Title I of ERISA) in favor of a Spouse, or the rules thereunder, or any like transfer) of any shares of Stock of the

Company that are deemed to have been purchased by the Participant pursuant to an incentive stock option and that the Participant acquired within two (2) years of the Grant Date of the related Option or within one (1) year after the acquisition of such shares of Stock, the Participant will notify the secretary of the Company of such disposition no later than fifteen (15) days following the date of the disposition.  Such notification shall include the date or dates of the disposition, the number of shares of Stock of which the Participant disposed, and the consideration received, if any, for such shares of Stock.  If the Company so requests, the Participant shall forward to the secretary of the Company any amount requested by the Company for the purpose of satisfying its liability, if any, to withhold federal, state or local income or earnings tax or any other applicable tax or assessment (plus interest or penalties thereon, if any, caused by delay in making such payment) incurred by reason of such disposition.

SECTION 19
INDEMNIFICATION

Each person who is or shall have been a member of the Committee or of the Board shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him in connection with or resulting from any claim, action, suit, or proceeding to which he may be a party or in which he may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him in settlement thereof, with the Company’s approval, or paid by him in satisfaction of any judgment in any such action, suit, or proceeding against him, provided he shall give the Company an opportunity, at its own expense, to handle and defend the same before he undertakes to handle and defend it on his own behalf.  The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such person may be entitled under the Company’s articles of incorporation, bylaws, resolution or agreement, as a matter of law, or otherwise, or any power that the Company may have to indemnify him or hold him harmless.

SECTION 20
REQUIREMENTS OF LAW

20.1        Requirements of Law.  The granting of Awards and the issuance of shares and/or cash under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.  The Company shall be under no obligation to register pursuant to the Securities Act of 1933, as amended, any of the shares of Stock paid pursuant to the Plan.  If the shares of Stock paid pursuant to the Plan may in certain circumstances be exempt from registration pursuant to the Securities Act of 1933, as amended, the Company may restrict the transfer of such shares in such manner as it deems advisable to ensure the availability of any such exemption.

20.2        Governing Law.  The Plan and all agreements into which the Company and any Participant enter pursuant to the Plan shall be construed in accordance with and governed by the laws of the State of New Mexico. The Plan is an unfunded performance-based bonus plan for a select group of management or highly compensated employees and is not intended to be either an employee pension or welfare benefit plan subject to ERISA.

20.3        Section 409A of the Code.  Some of the Awards that may be granted pursuant to the Plan (including, but not necessarily limited to, Restricted Stock Rights Awards, Performance Share Awards, Performance Unit Awards and Performance Cash Awards) may be considered to be “non-qualified deferred compensation” subject to Section 409A of the Code.  If an Award is subject to Section 409A of the Code, the Company intends (but cannot and does not guarantee) that the Award Agreement and this Plan will comply with and meet the requirements of Section 409A of the Code or an exception thereto and the Award Agreement shall include such provisions, in addition to the provisions of this Plan, as the Company believes are necessary to assure compliance with Section 409A of the Code or an exception thereto.  An Award subject to Section 409A of the Code also shall be administered in good faith compliance with the provisions of Section 409A of the Code as well as applicable guidance issued by the Internal Revenue Service and the Department of Treasury.  To the extent necessary to comply with Section 409A of the Code, any Award that is subject to Section 409A of the Code may be modified, replaced or terminated in the discretion of the Committee.  Notwithstanding any provision of this Plan or any Award Agreement to the contrary, in the event that the Committee determines that any Award is or may become subject to Section 409A of the Code, the Company may adopt such amendments to the Plan and the related Award Agreements, without the consent of the Participant, or adopt other policies and procedures (including amendments, policies and procedures with retroactive effective dates), or take any other action that the Committee determines to be necessary or appropriate to either comply with Section 409A of the Code or to exclude or exempt the Plan or any Award from the requirements of Section 409A of the Code.

If, at the time of a Participant’s Separation from Service, the Company has any stock which is publicly traded on an established securities market or otherwise, and if the Participant is considered to be a Specified Employee, to the extent any payment for any Award is subject to the requirements of Section 409A of the Code and is payable upon the Participant’s Separation from Service, such payment shall not commence prior to the first business day following the date which is six (6) months after the Participant’s Separation from Service (or if earlier than the end of the six (6) month period, the date of the Participant’s death).  Any amounts that would have been distributed during such six (6) month period will be distributed on the day following the expiration of the six (6) month period.

Under no circumstances may the time or schedule of any payment for any Award that is subject to the requirements of Section 409A of the Code be accelerated or subject to further deferral except as otherwise permitted or required pursuant to regulations and other guidance issued pursuant to Section 409A of the Code.  If the Company fails to make any payment pursuant to the payment provisions applicable to an Award that is subject to Section 409A of the Code, either intentionally or unintentionally, within the time period specified in such provisions, but the payment is made within the same calendar year, such payment will be treated as made within the time period specified in the provisions.  In addition, in the event of a dispute with respect to any payment, such payment may be delayed in accordance with the regulations and other guidance issued pursuant to Section 409A of the Code.

20.4        Securities Law Compliance.  With respect to any Participant who is, on the relevant date, obligated to file reports pursuant to Section 16 of the Exchange Act, transactions pursuant to this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors pursuant to the Exchange Act.  Notwithstanding any other provision of the Plan, the Committee may impose such conditions on the exercise of any Award as may be required to satisfy the requirements of Rule 16b-3 or its successors pursuant to the Exchange Act.  To the extent any provision of the Plan or action by the Committee fails to so comply, it shall be void to the extent permitted by law and voidable as deemed advisable by the Committee.

20.5        Restrictions.  The Committee shall impose such restrictions on any Awards under the Plan as it may deem advisable, including without limitation, restrictions under applicable federal securities law, under the requirements of any stock exchange upon which the Stock is then listed and under any blue sky or state securities laws applicable to such Awards.

SECTION 21
GENERAL PROVISIONS

21.1        Funding.  The Company shall not be required to segregate any of its assets to ensure the payment of any Award under the Plan.  Neither the Participant nor any other persons shall have any interest in any fund or in any specific asset or assets of the Company or any other entity by reason of any Award, except to the extent expressly provided hereunder.  The interests of each Participant and former Participant hereunder are unsecured and shall be subject to the general creditors of the Company.

21.2        No Shareholders Rights.  No Award gives the Participant any of the rights of a shareholder of the Company unless and until shares of Stock are in fact issued to such person in connection with such Award.

21.3        Titles and Headings.  The titles and headings of the Sections in the Plan are for convenience of reference only and, in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.

21.4        Adoption by Affiliates.  An Affiliate, by action of its board of directors, may adopt the Plan with respect to its Employees only with the approval of the Board.  Notwithstanding any provision to the contrary, an Affiliate of the Company that adopted a prior version of the Plan will be deemed to have adopted this amended and restated Plan.

(a)           Except as otherwise clearly indicated by the context “Company” as used herein shall include each Affiliate that has adopted this Plan in accordance with this Section 21.4.

(b)           By adopting the Plan, each participating Affiliate shall be deemed to have agreed to:

(i)         Assume the obligations and liabilities imposed upon it by the Plan with respect to the its Employees;

(ii)       Comply with all of the terms and provisions of the Plan;

(iii)      Delegate to the Committee the power and responsibility to administer the Plan with respect to the Affiliate’s Employees;

(iv)       Delegate to PNM Resources the full power to amend or terminate the Plan with respect to the Affiliate’s Employees; and

(v)        Be bound by any action taken by PNM Resources pursuant to the terms and provisions of the Plan, regardless of whether such action is taken with or without the consent of the Affiliate.

(c)           Any Affiliate that has adopted this Plan for the benefit of its Employees may terminate its adoption of the Plan by action of its board of directors and timely providing notice to PNM Resources of such termination.

(d)           The Company and each participating Affiliate shall bear the costs and expenses of providing benefits to their respective Employees who are Participants.  Such costs and expenses shall be allocated among PNM Resources’ Affiliates in accordance with agreements entered into between PNM Resources and any participating Affiliate, or in the absence of such an agreement, procedures adopted by the PNM Resources.

PNM RESOURCES, INC.

Date: May 19, 2009	By	/s/ Alice A. Cobb
Alice A. Cobb
Senior Vice President and Chief
Administrative Officer

See the reverse side of this notice to obtain proxy materials and voting instructions. *** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on <mtgdate>. You are receiving this communication because you hold shares in the above named company. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. Meeting Information Meeting Type: <mtgtype> For holders as of: <recdate> Date: Time: <mtgtime> Location: 0000099303_1 R1.0.0.11699 PNM RESOURCES, INC. PNM RESOURCES, INC. ALVARADO SQUARE MS 1120 ALBUQUERQUE, NM ATTN:SHAREHOLDER SERVICES Annual Meeting March 28, 2011 May 17, 2011 May 17, 2011 9:00 AM MDT South Broadway Cultural Center 1025 Broadway SE Albuquerque, New Mexico For Directions Please Call 505-241-2868

Please Choose One of the Following Voting Methods Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. How To Vote . XXXX XXXX XXXX Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: How to View Online: Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line. . XXXX XXXX XXXX . XXXX XXXX XXXX 0000099303_2 R1.0.0.11699 1. Notice & Proxy Statement 2. Annual Report/Form10-K Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 03, 2011 to facilitate timely delivery.

Voting items 0000099303_3 R1.0.0.11699 The Board of Directors recommends you vote FOR the following: 1. Election of Directors Nominees 01 Adelmo E. Archuleta 02 Patricia K. Collawn 03 Julie A. Dobson 04 Robert R. Nordhaus 05 Manuel T. Pacheco 06 Bonnie S. Reitz 07 Donald K. Schwanz 08 Jeffry E. Sterba 09 Bruce W. Wilkinson 10 Joan B. Woodard The Board of Directors recommends you vote FOR proposals 2, 3 and 4. 2 Ratify appointment of Deloitte & Touche LLP as independent public accountants for 2011. 3 Approve an Amendment to our Performance Equity Plan. 4 Approve, on an advisory basis, the compensation of named executive officers ("Say-on-Pay"). The Board of Directors recommends you vote 1 YEAR on the following proposal: 5 Advisory vote on frequency of future "Say-On-Pay" advisory votes. NOTE: Transact any other business properly brought up at the meeting.

0000099303_4 R1.0.0.11699

See the reverse side of this notice to obtain proxy materials and voting instructions. You are receiving this communication because you hold shares in the above named company. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. Meeting Information Meeting Type: <mtgtype> For holders as of: <recdate> Date: Time: <mtgtime> Location: *** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on <mtgdate>. 0000099299_1 R1.0.0.11699 PNM RESOURCES, INC. Annual Meeting May 17, 2011 May 17, 2011 9:00 AM MDT March 28, 2011 South Broadway Cultural Center 1025 Broadway SE Albuquerque, New Mexico For Directions Please Call 505-241-2868

How To Vote Please Choose One of the Following Voting Methods Vote In Person: If you choose to vote these shares in person at the meeting, you must request a "legal proxy." To do so, please follow the instructions at www.proxyvote.com or request a paper copy of the materials, which will contain the appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form. Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: How to View Online: Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line. . XXXX XXXX XXXX . XXXX XXXX XXXX . XXXX XXXX XXXX 0000099299_2 R1.0.0.11699 1. Notice & Proxy Statement 2. Annual Report/Form10-K Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 03, 2011 to facilitate timely delivery.

Voting items 0000099299_3 R1.0.0.11699 The Board of Directors recommends that you vote FOR the following: 1. Election of Directors Nominees 01 Adelmo E. Archuleta 02 Patricia K. Collawn 03 Julie A. Dobson 04 Robert R. Nordhaus 05 Manuel T. Pacheco 06 Bonnie S. Reitz 07 Donald K. Schwanz 08 Jeffry E. Sterba 09 Bruce W. Wilkinson 10 Joan B. Woodard The Board of Directors recommends you vote FOR the following proposal(s): 2 Ratify appointment of Deloitte & Touche LLP as independent public accountants for 2011. 3 Approve an Amendment to our Performance Equity Plan. 4 Approve, on an advisory basis, the compensation of named executive officers ("Say-on-Pay"). The Board of Directors recommends you vote 1 YEAR on the following proposal: 5 Advisory vote on frequency of future "Say-On-Pay" advisory votes. NOTE: Transact any other business properly brought up at the meeting.

Voting Instructions 0000099299_4 R1.0.0.11699

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: Signature (Joint Owners) Signature [PLEASE SIGN WITHIN BOX] Date Date To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0000099301_1 R1.0.0.11699 For Withhold For All All All Except The Board of Directors recommends you vote FOR the following: 1. Election of Directors Nominees 01 Adelmo E. Archuleta 02 Patricia K. Collawn 03 Julie A. Dobson 04 Robert R. Nordhaus 05 Manuel T. Pacheco 06 Bonnie S. Reitz 07 Donald K. Schwanz 08 Jeffry E. Sterba 09 Bruce W. Wilkinson 10 Joan B. Woodard PNM RESOURCES, INC. ALVARADO SQUARE MS 1120 ALBUQUERQUE, NM ATTN:SHAREHOLDER SERVICES VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. The Board of Directors recommends you vote FOR proposals 2, 3 and 4. For Against Abstain 2 Ratify appointment of Deloitte & Touche LLP as independent public accountants for 2011. 3 Approve an Amendment to our Performance Equity Plan. 4 Approve, on an advisory basis, the compensation of named executive officers ("Say-on-Pay"). The Board of Directors recommends you vote 1 YEAR on the following proposal: 1 year 2 years 3 years Abstain 5 Advisory vote on frequency of future "Say-On-Pay" advisory votes. NOTE: Transact any other business properly brought up at the meeting. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

0000099301_2 R1.0.0.11699 Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, Annual Report/ Form10-K is/are available at www.proxyvote.com . PNM RESOURCES, INC. Annual Meeting of Shareholders May 17, 2011 9:00 AM This proxy is solicited by the Board of Directors PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned appoints A.E. Archuleta, J.A. Dobson, R.R. Nordhaus, and each or anyone of them, true and lawful attorney-in-fact and proxy for the undersigned, with full power of substitution, to represent and vote the Common Stock of the undersigned at the Annual Meeting of Shareholders of PNM Resources, Inc., to be held at the South Broadway Cultural Center, 1025 Broadway SE, Albuquerque, NM at 9:00 a.m. Mountain Daylight Time, on May 17, 2011, and at any continuation of the meeting, if adjourned, on all matters coming before the meeting. Pursuant to the proxy statement, said proxies are directed to vote as indicated on this proxy, and otherwise in accordance with their judgment with respect to any other business that may properly come before the Annual Meeting or at any adjournment or postponement thereof. This proxy when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made this proxy will be voted FOR PROPOSALS 1, 2,3, AND 4 and FOR HOLDING FUTURE SAY-ON-PAY ADVISORY VOTES ON NAMED EXECUTIVE OFFICER COMPENSATION EVERY YEAR. Continued and to be signed on reverse side

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: Signature (Joint Owners) Signature [PLEASE SIGN WITHIN BOX] Date Date To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0000099302_1 R1.0.0.11699 For Withhold For All All All Except The Board of Directors recommends you vote FOR the following: 1. Election of Directors Nominees 01 Adelmo E. Archuleta 02 Patricia K. Collawn 03 Julie A. Dobson 04 Robert R. Nordhaus 05 Manuel T. Pacheco 06 Bonnie S. Reitz 07 Donald K. Schwanz 08 Jeffry E. Sterba 09 Bruce W. Wilkinson 10 Joan B. Woodard PNM RESOURCES, INC. ALVARADO SQUARE MS 1120 ALBUQUERQUE, NM ATTN:SHAREHOLDER SERVICES VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. The Board of Directors recommends you vote FOR proposals 2, 3 and 4. For Against Abstain 2 Ratify appointment of Deloitte & Touche LLP as independent public accountants for 2011. 3 Approve an Amendment to our Performance Equity Plan. 4 Approve, on an advisory basis, the compensation of named executive officers ("Say-on-Pay"). The Board of Directors recommends you vote 1 YEAR on the following proposal: 1 year 2 years 3 years Abstain 5 Advisory vote on frequency of future "Say-On-Pay" advisory votes. NOTE: Transact any other business properly brought up at the meeting. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

0000099302_2 R1.0.0.11699 Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, Annual Report/ Form10-K is/are available at www.proxyvote.com . PNM RESOURCES, INC. Annual Meeting of Shareholders May 17, 2011 9:00 AM This proxy is solicited by the Board of Directors Voting Shares Allocated to Your Retirement Savings Plan (RSP) Account Vote your RSP shares by internet, phone or mail before the earlier RSP voting deadline of May 13, 2011, at 11:59 P.M. Eastern Time. If you do not vote, the PNM Resources’ Corporate Investment Committee has instructed the RSP Trustee (record holder) to vote your RSP shares as follows (“implied directions”): • FOR the election of the 10 director nominees • FOR the appointment of Deloitte & Touche LLP as independent public accountants for 2011 • FOR the Amendment to the Performance Equity Plan • FOR the compensation of named executive officers ("Say on Pay") • FOR holding future Say on Pay advisory votes every year Broadridge will tally your confidential vote and only communicate the cumulative RSP participant express timely voting results to the Trustee and the Committee so that the remaining shares may be voted in accordance with the above implied directions. The Committee will vote all RSP shares on any other matter properly raised at the Annual Meeting in accordance with its judgment. This form is only for voting your RSP shares. Continued and to be signed on reverse side

Alvarado Square Albuquerque, NM 87158 PNM Resources, Inc. Annual Meeting of Shareholders – May 17, 2011 Proxy Solicited on Behalf of the Board of Directors (PNM Resources, Inc. Convertible Preferred Stock, Series A) April 5, 2011 Dear Cascade Investment, L.L.C. You are cordially invited to attend the Annual Meeting of Shareholders of PNM Resources, Inc. The meeting will be held on Tuesday, May 17, 2011, at 9:00 a.m. (Mountain Daylight Time), at the South Broadway Cultural Center, 1025 Broadway SE, Albuquerque, New Mexico. A map to the meeting location is included on the back page of the proxy statement for your reference. As the holder of all our outstanding 477,800 shares of PNM Resources, Inc. Convertible Preferred Stock, Series A (“preferred stock”) on the record date of March 28, 2011, you are entitled to vote together with the holders of our common stock on all matters which are to be voted upon at the Annual Meeting by our shareholders, except the election of directors. Each share of preferred stock is entitled to 10 votes at the Annual Meeting because each share of preferred stock is convertible into 10 shares of common stock, subject to certain anti-dilution requirements. At the meeting, shareholders are being asked to: • Elect ten (10) directors. • Ratify appointment of Deloitte & Touche LLP as independent public accountants for 2011. • Approve an Amendment to our Performance Equity Plan. • Approve, on an advisory basis, the compensation of our named executive officers (“Say-on-Pay”). • Vote, on an advisory basis, on frequency of future “Say-on-Pay” advisory votes. • Transact any other business properly brought up at the meeting. The proxy statement and form of proxy were first made available to our shareholders on or about April 5, 2011. Your vote is extremely important. After reading the proxy statement, please vote, at your earliest convenience, by completing, signing and faxing the proxy card for the preferred stock to our tabulator, Caroline Paladino, Broadridge Investor Communications, at (631) 274-2969 so that it is received on or before Friday, May 13, 2011. Please also Fed-Ex the original completed proxy card to Ms. Paladino in the enclosed Fed-Ex envelope. We are unable to offer voting of the preferred stock by telephone or the Internet and are providing you with paper copies of the proxy statement, 2010 Annual Report/Form 10-K, and the proxy card for voting the preferred stock. Please vote so that we can be assured of having a quorum present at the meeting and so your shares may be voted in accordance with your wishes. Your continued interest in the business of PNM Resources, Inc. is appreciated, and we hope you will be able to attend the Annual Meeting. Sincerely, Patricia K. Collawn President and Chief Executive Officer

Alvarado Square Albuquerque, NM 87158 PNM Resources, Inc. Annual Meeting of Shareholders – May 17, 2011 Proxy Solicited on Behalf of the Board of Directors (PNM Resources, Inc. Convertible Preferred Stock, Series A) The undersigned appoints A.E. Archuleta, J.A. Dobson, and R. R. Nordhaus each or any one of them, true and lawful attorney-in-fact and proxy for the undersigned, with full power of substitution, to represent and vote PNM Resources, Inc. Convertible Preferred Stock, Series A of the undersigned at the Annual Meeting of Shareholders of PNM Resources, Inc. to be held at the South Broadway Cultural Center, 1025 Broadway SE, Albuquerque, NM at 9:00 a.m. Mountain Daylight Time on May 17, 2011, and at any continuation of the meeting, if adjourned, on all matters coming before the meeting, except the election of directors. Pursuant to the proxy statement, said proxies are directed to vote as indicated on this proxy, and otherwise in accordance with their judgment with respect to any other business that may properly come before the Annual Meeting or at any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR PROPOSAL 2, 3 and 4 AND FOR HOLDING FUTURE SAY-ON-PAY ADVISORY VOTES ON NAMED EXECUTIVE OFFICER COMPENSATION EVERY YEAR. Please complete, sign and fax this proxy card to Caroline Paladino, Broadridge Investor Communications, at (631)274-2969 so that it is received on or before Friday, May 13, 2011. Please also Fed-Ex the original completed proxy card to Ms. Paladino in the enclosed Fed-Ex envelope. The Board of Directors recommends you vote FOR proposals 2, 3 and 4 and vote 1 year on Proposal 5. Cascade Investment, L.L.C. does hereby vote the 477,800 shares of PNM Resources, Inc. Convertible Preferred Stock, Series A in the following manner: Proposal 2 - Ratify appointment of Deloitte & Touche LLP as independent public accountants for 2011. FOR AGAINST ABSTAIN Proposal 3 – Approve an Amendment to our Performance Equity Plan. FOR AGAINST ABSTAIN Proposal 4 – Approve, on an advisory basis, the compensation for named executive officers (“Say-on-Pay”). FOR AGAINST ABSTAIN Proposal 5 – Advisory vote on frequency of future “Say-on-Pay” advisory votes. 1 year 2 years 3 years ABSTAIN CASCADE INVESTMENT, L.L.C By: Name: Date Title: